UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund:  BlackRock Multi-State Municipal Series Trust

                                        BlackRock New Jersey Municipal Bond Fund

                                        BlackRock Pennsylvania Municipal Bond Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Multi-State

             Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 05/31/2018

Date of reporting period: 05/31/2018

Item 1 – Report to Stockholders

MAY 31, 2018

ANNUAL REPORT

BlackRock California Municipal Series Trust

➢	BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New Jersey Municipal Bond Fund
➢	BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Series Trust

➢	BlackRock Strategic Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

Strong equity performance worldwide was underpinned by the global economic expansion, driven by synchronized growth across the most influential economies. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.8%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. By contrast, the European Central Bank and the Bank of Japan continued to expand their balance sheets despite nascent signs of sustained economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending, while lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.16%	14.38%
U.S. small cap equities (Russell 2000® Index)	6.47	20.76
International equities (MSCI Europe, Australasia, Far East Index)	0.03	7.97
Emerging market equities (MSCI Emerging Markets Index)	0.89	14.03
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.75	1.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.42)	(3.40)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.04)	(0.37)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.80	1.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.06	2.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2018	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2018, the Fund outperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® California Municipal Bond Index. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

California municipal issues modestly outperformed national tax-exempt bonds over the past twelve months. A stable credit profile for the state, combined with reduced issuance of new debt and steady demand from retail investors looking to shield income from the highest tax regime in the nation, contributed to strong returns for the California market.

The Fund’s position in longer-term bonds, which outpaced short-term issues, contributed to performance. Overweight positions in the transportation and utilities sectors also added value.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, this aspect of the Fund’s positioning had a positive impact on relative performance. Additionally, the Fund’s use of leverage provided both incremental return and income.

At a time of generally positive market performance, the portion of the portfolio invested in lower-duration bonds detracted from returns.

Describe recent portfolio activity.

The Fund aims to deliver a balance of competitive total return and tax-free income using a tactical strategy designed to take advantage of credit, yield curve and interest rate trends.

During the period, the investment adviser sought to put cash inflows to work in both the new-issue and secondary markets. The Fund stayed close to fully invested, as the investment adviser considers income accrual to be a critical component of total return. Leverage was generally constant at approximately 6% of total assets.

Describe portfolio positioning at period end.

At the end of May, the average coupon rate of the Fund’s municipal bond holdings stood at 5.1%. The Fund closed the period with an underweight duration posture (an interest-rate sensitivity lower than that of the benchmark) to help manage the risk of rising rates.

The Fund maintained a bias in favor of higher-quality California issues, as reflected in its average credit quality of AA- as of May 31, 2018. The Fund held a 3.9% allocation to non-investment grade securities at the close of the period, the majority of which was invested in the tobacco sector. The Fund’s largest sector overweight positions were in transportation and utilities, and it was underweight in state tax-backed issues. The Fund also had a 4% position in cash and a 3.2% weighting in taxable municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018 (continued)	BlackRock California Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.
(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s total returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 26, 2015, the Fund’s secondary benchmark, the Custom California Index, was replaced with the S&P® California Municipal Bond Index.

Performance Summary for the Period Ended May 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.19%	2.14%	2.50%	4.37%	N/A	3.90%	N/A	5.38%	N/A
Investor A	1.88	1.84	2.38	4.19	(0.23)%	3.67	2.78%	5.14	4.68%
Investor A1	2.02	1.97	2.45	4.35	N/A	3.81	N/A	5.29	N/A
Investor C	1.21	1.16	1.99	3.33	2.33	2.89	2.89	4.35	4.35
Investor C1	1.63	1.58	2.20	3.75	N/A	3.29	N/A	4.76	N/A
Class K	2.24	2.19	2.52	4.39	N/A	3.90	N/A	5.38	N/A
S&P® Municipal Bond Index	—	—	0.80	1.26	N/A	2.94	N/A	4.32	N/A
S&P® California Municipal Bond Index	—	—	0.93	1.64	N/A	3.52	N/A	4.76	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s total returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of May 31, 2018	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2018, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, but it underperformed its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

New Jersey bonds outpaced the national market due in part to investors’ positive perception of legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension bonds. Yield spreads on New Jersey bonds compressed, contributing to the positive returns. With yields higher across the municipal curve, coupon income was also a key driver of performance. (Prices and yields move in opposite directions.)

Short-term bonds underperformed long-term issues as the Fed continued to raise interest rates, leading to a flattening of the yield curve. As a result, the Fund’s holdings in shorter-maturity bonds generally underperformed.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

On a sector basis, local tax-backed, health care and education issues produced the widest margin of outperformance. Conversely, the transportation, state tax-backed, school district and tobacco sectors lagged.

Bonds rated BBB and below outpaced higher-rated bonds due to the combination of limited new-issue supply and persistent investor demand for higher-yielding securities. The bonds’ higher yields also led to stronger total returns compared to lower-yielding debt.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, this aspect of the Fund’s positioning had the largest positive impact on relative performance.

The use of leverage contributed to results by helping the Fund generate higher income. However, higher financing costs resulting from the increase in short-term rates compressed the benefits of leverage.

Describe recent portfolio activity.

Much of the Fund’s activity revolved around replacing bonds that matured or were scheduled to mature in the near term. In addition, the Fund sought to maintain a high level of income by focusing its buying at the long end of the curve in revenue sectors that provided compelling yields for the associated risk.

Describe portfolio positioning at period end.

The Fund kept duration (interest-rate sensitivity) below that of the benchmark, and maintained a barbelled yield curve strategy with concentrations in bonds with maturities of zero to three years and 20-plus years. Much of the allocation to short-maturity bonds consisted of pre-refunded/escrowed securities whose above-average yields translated to attractive risk/reward profiles. The Fund’s largest sector overweight positions were in pre-refunded bonds and health care issues, while state tax-backed securities represented the most notable underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018 (continued)	BlackRock New Jersey Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.
(b)	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.76%	2.51%	1.21%	3.69%	N/A	3.42%	N/A	4.85%	N/A
Service	2.51	2.27	1.08	3.43	N/A	3.26	N/A	4.68	N/A
Investor A	2.39	2.21	1.09	3.43	(0.97)%	3.26	2.36%	4.68	4.23%
Investor A1	2.55	2.37	1.16	3.49	N/A	3.40	N/A	4.83	N/A
Investor C	1.77	1.57	0.71	2.65	1.65	2.49	2.49	3.89	3.89
Investor C1	2.21	2.02	0.93	3.08	N/A	2.88	N/A	4.31	N/A
Class K	2.82	2.63	1.14	3.61	N/A	3.40	N/A	4.84	N/A
S&P® Municipal Bond Index	—	—	0.80	1.26	N/A	2.94	N/A	4.32	N/A
Custom New Jersey Index	—	—	1.03	4.04	N/A	4.10	N/A	5.01	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of May 31, 2018	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2018, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, with the exception of Class C Shares, which underperformed its primary benchmark. For the same period, the Fund underperformed its secondary benchmark, the Custom Pennsylvania Index, with the exception of Institutional and Class K Shares, which performed in line with the secondary benchmark. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

S&P Global Inc. (“S&P”) downgraded the Commonwealth of Pennsylvania to A+ from AA- and revised the outlook to stable. S&P cited the Commonwealth’s chronic structural imbalance and history of late budget adoption, as well as its belief that these practices will continue. Still, Pennsylvania’s municipal market posted a small gain and modestly outperformed the national market in the 12-month period. With yields higher across the municipal curve, coupon income was the main driver of positive returns. (Prices and yields move in opposite directions.)

Short-term bonds underperformed long-term issues as the Fed continued to raise interest rates, leading to a flattening of the yield curve. As a result, the Fund’s holdings in shorter-maturity bonds generally underperformed.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

On a sector basis, health care, corporate and housing issues produced the widest margin of outperformance. Conversely, the transportation, state tax-backed and utilities sectors lagged.

Bonds rated BBB and below outpaced higher-rated bonds due to the combination of limited new-issue supply and persistent investor demand for higher-yielding securities. The bonds’ higher yields also led to stronger total returns compared to lower-yielding debt.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, this aspect of the Fund’s positioning had the largest positive impact on relative performance.

The use of leverage contributed to results by helping the Fund generate higher income. However, higher financing costs resulting from the increase in short-term rates compressed the benefits of leverage.

Describe recent portfolio activity.

Much of the Fund’s activity revolved around replacing bonds that matured or were scheduled to mature in the near-term. In addition, the Fund sought to maintain a high level of income by focusing its buying at the long end of the curve in revenue sectors that provided compelling yields for the associated risk.

Describe portfolio positioning at period end.

The Fund kept duration (interest-rate sensitivity) below that of the benchmark, and maintained a barbelled yield curve strategy with concentrations in bonds with maturities of zero to three years and 20-plus years. Much of the allocation to short-maturity bonds consisted of pre-refunded/escrowed securities whose above-average yields translated to favorable risk/reward profiles. The health care and education sectors continued to have large weightings in the portfolio due to their attractive yield spreads and the large volume of issuance in these revenue sectors in Pennsylvania. The Fund maintained an underweight in state tax-backed bonds due to Pennsylvania’s weak fundamental trends.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018 (continued)	BlackRock Pennsylvania Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.
(b)	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.42%	2.21%	1.01%	2.02%	N/A	3.16%	N/A	4.62%	N/A
Service	2.17	1.98	0.80	1.76	N/A	2.97	N/A	4.41	N/A
Investor A	2.08	1.90	0.80	1.76	(2.56)%	2.96	2.07%	4.40	3.94%
Investor A1	2.23	2.10	0.97	2.01	N/A	3.14	N/A	4.57	N/A
Investor C	1.44	1.31	0.52	1.01	0.03	2.17	2.17	3.60	3.60
Investor C1	1.88	1.75	0.73	1.42	N/A	2.59	N/A	4.03	N/A
Class K	2.49	2.36	1.03	2.03	N/A	3.17	N/A	4.62	N/A
S&P® Municipal Bond Index	—	—	0.80	1.26	N/A	2.94	N/A	4.32	N/A
Custom Pennsylvania Index	—	—	1.03	2.07	N/A	4.03	N/A	4.82	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of May 31, 2018	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2018, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

2018 has been a challenging year for fixed income investing. Volatile interest rates, reaction to tax reform, and a changing technical landscape have resulted in negative absolute return figures for the asset class. Despite these challenges, the Fund was able to navigate the volatile market via duration management and credit flexibility to provide downside protection in addition to positive relative and absolute returns. (Duration is a measure of interest-rate sensitivity.)

Several factors contributed to the Fund’s outperformance. Positions in bonds rated AA and BBB, which outpaced the benchmark at a time of relative strength for lower-quality debt, were key positives. At the sector level, positions in utilities, transportation and state tax-backed issues aided results. Investments in bonds with maturities of 20 years and above contributed to performance.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, this aspect of the Fund’s positioning had a positive impact on relative performance. Additionally, the Fund’s use of leverage provided both incremental return and income.

The Fund’s underweight positions in non-rated bonds and Illinois issues were the largest detractors from performance. An underweight in the zero- to one-year part of the yield curve was an additional detractor.

Describe recent portfolio activity.

The Fund kept duration below that of the benchmark, opening the period at 4.39 years and closing at 4.65 years. The Fund held an allocation of approximately 55% to bonds with maturities of 20 years and above as of the end of May, down from 60% at the beginning of the period.

The Fund maintained a high-quality bias in the investment-grade category, where its largest allocations were to the AA and A rating tiers. About 16% of the Fund’s assets were in high yield (below investment-grade) bonds as of May 31, 2018, down from 24% at the start of the period. At the sector level, the largest increase occurred in the state tax-backed area.

Later in the period, the investment adviser positioned the portfolio with a lower risk profile on the belief that the bond market could remain volatile and that income would continue to be a significant contributor to returns.

Describe portfolio positioning at period end.

The Fund was overweight in transportation and corporate municipal issues and underweight in the school district, local tax-backed and pre-refunded/escrowed sectors. The Fund’s average credit quality remained at A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018 (continued)	BlackRock Strategic Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.
(b)	Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s total returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended May 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.84%	2.78%	2.60%	4.47%	N/A	3.93%	N/A	5.09%	N/A
Investor A	2.52	2.47	2.41	4.26	(0.18)%	3.69	2.79%	4.84	4.39%
Investor A1	2.73	2.68	2.57	4.49	N/A	3.85	N/A	5.00	N/A
Investor C	1.87	1.81	2.11	3.54	2.54	2.92	2.92	4.06	4.06
Class K	2.92	2.86	2.63	4.50	N/A	3.94	N/A	5.09	N/A
S&P® Municipal Bond Index	—	—	0.80	1.26	N/A	2.94	N/A	4.32	N/A
S&P® Municipal Bond Investment Grade Index	—	—	0.57	1.08	N/A	2.82	N/A	4.21	N/A
S&P® Municipal Bond High Yield Index	—	—	4.56	4.44	N/A	4.59	N/A	6.05	N/A
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	(0.92)	4.28	N/A	4.92	N/A	6.78	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	1.68	2.24	N/A	3.47	N/A	4.94	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds. The Fund’s total returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Portfolio Information  as of May 31, 2018

BlackRock California Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
County/City/Special District/School District	29%
Utilities	22
Transportation	21
Health	8
State	8
Education	6
Tobacco	3
Commercial Services & Supplies	2
Health Care Providers & Services	1

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	14%
AA/Aa	57
A	11
BBB/Baa	1
BB/Ba	1
B/B	3
N/R(d)	13

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	8%
2019	8
2020	3
2021	7
2022	5

BlackRock New Jersey Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	28%
Health	20
Education	17
County/City/Special District/School District	14
State	9
Corporate	3
Utilities	3
Housing	3
Tobacco	3

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	2%
AA/Aa	32
A	28
BBB/Baa	29
BB/Ba	6
N/R(d)	3

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	8%
2019	6
2020	5
2021	14
2022	6

(a)	For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
(b)	Excludes short-term securities.
(c)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Inc. (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(d)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s long-term investments.
(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of May 31, 2018 (continued)

BlackRock Pennsylvania Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Health	23%
Education	23
County/City/Special District/School District	14
Transportation	12
State	10
Housing	7
Utilities	6
Corporate	5

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	1%
AA/Aa	43
A	31
BBB/Baa	8
BB/Ba	2
B/B	1
N/R(d)	14

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	7%
2019	12
2020	16
2021	14
2022	4

BlackRock Strategic Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	25%
State	16
Utilities	13
Health	12
County/City/Special District/School District	11
Education	9
Corporate	6
Tobacco	5
Housing	3

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	11%
AA/Aa	38
A	19
BBB/Baa	16
BB/Ba	5
B/B	6
N/R(d)	5

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	6%
2019	1
2020	2
2021	5
2022	7

(a)	For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
(b)	Excludes short-term securities.
(c)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(d)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s long-term investments.
(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

PORTFOLIO INFORMATION	13

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1 and Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on December 1, 2017 and held through May 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock California Municipal Opportunities Fund	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Ending Account Value (05/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,025.00	$2.83	$2.22	$1,000.00	$1,022.09	$2.82	$1,022.74	$2.22
Investor A	1,000.00	1,023.80	4.09	3.43	1,000.00	1,020.89	4.08	1,021.54	3.43
Investor A1	1,000.00	1,024.50	3.38	2.73	1,000.00	1,021.74	3.38	1,022.24	2.72
Investor C	1,000.00	1,019.90	7.91	7.25	1,000.00	1,017.20	7.90	1,017.75	7.24
Investor C1	1,000.00	1,022.00	5.85	5.19	1,000.00	1,019.25	5.84	1,019.80	5.19
Class K	1,000.00	1,025.20	1.71	1.36	1,000.00	1,022.04	1.71	1,022.99	1.36

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional Class, 0.81% for Investor A Class, 0.67% for Investor A1 Class, 1.57% for Investor C Class, 1.16% for Investor C1 Class and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.44% for Institutional Class, 0.68% for Investor A Class, 0.54% for Investor A1 Class, 1.44% for Investor C Class, 1.03% for Investor C1 Class and 0.39% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock New Jersey Municipal Bond Fund	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Ending Account Value (05/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,012.10	$3.21	$2.66	$1,000.00	$1,021.69	$3.23	$1,022.29	$2.67
Service	1,000.00	1,010.80	4.46	3.91	1,000.00	1,020.49	4.48	1,021.04	3.93
Investor A	1,000.00	1,010.90	4.46	3.91	1,000.00	1,020.49	4.48	1,021.04	3.93
Investor A1	1,000.00	1,011.60	3.71	3.16	1,000.00	1,021.24	3.73	1,021.79	3.18
Investor C	1,000.00	1,007.10	8.21	7.66	1,000.00	1,016.75	8.25	1,017.30	7.70
Investor C1	1,000.00	1,009.30	6.06	5.46	1,000.00	1,018.90	6.09	1,019.50	5.49
Class K	1,000.00	1,011.40	1.98	1.15	1,000.00	1,021.59	1.99	1,022.59	1.15

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional Class, 0.89% for Service Class, 0.89% for Investor A Class, 0.74% for Investor A1 Class, 1.64% for Investor C Class, 1.21% for Investor C1 Class and 0.57% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for Institutional Class, 0.78% for Service Class, 0.78% for Investor A Class, 0.63% for Investor A1 Class, 1.53% for Investor C Class, 1.09% for Investor C1 Class and 0.33% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

DISCLOSURE OF EXPENSES	15

Disclosure of Expenses (continued)

Expense Examples (continued)

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Pennsylvania Municipal Bond Fund	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Ending Account Value (05/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,010.10	$4.01	$2.71	$1,000.00	$1,020.84	$4.03	$1,022.24	$2.72
Service	1,000.00	1,008.00	5.26	3.95	1,000.00	1,019.60	5.29	1,020.99	3.98
Investor A	1,000.00	1,008.00	5.36	3.95	1,000.00	1,020.00	5.39	1,020.99	3.98
Investor A1	1,000.00	1,009.70	4.56	3.21	1,000.00	1,020.49	4.58	1,021.74	3.23
Investor C	1,000.00	1,005.20	9.00	7.70	1,000.00	1,016.01	9.05	1,017.25	7.75
Investor C1	1,000.00	1,007.30	6.86	5.55	1,000.00	1,018.10	6.89	1,019.40	5.59
Class K	1,000.00	1,010.30	2.50	1.70	1,000.00	1,020.19	2.51	1,022.49	1.71

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Institutional Class, 1.05% for Service Class, 1.07% for Investor A Class, 0.91% for Investor A1 Class, 1.80% for Investor C Class, 1.37% for Investor C1 Class and 0.72% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional Class, 0.79% for Service Class, 0.79% for Investor A Class, 0.64% for Investor A1 Class, 1.54% for Investor C Class, 1.11% for Investor C1 Class and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Strategic Municipal Opportunities Fund	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Ending Account Value (05/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,026.00	$3.89	$2.88	$1,000.00	$1,021.04	$3.88	$1,022.09	$2.87
Investor A	1,000.00	1,024.10	4.95	3.94	1,000.00	1,020.09	4.94	1,021.04	3.93
Investor A1	1,000.00	1,025.70	4.29	3.23	1,000.00	1,020.89	4.28	1,021.74	3.23
Investor C	1,000.00	1,021.10	8.87	7.81	1,000.00	1,016.36	8.85	1,017.20	7.80
Class K	1,000.00	1,026.30	2.38	1.75	1,000.00	1,020.79	2.38	1,022.44	1.75

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.77% for Institutional Class, 0.98% for Investor A Class, 0.85% for Investor A1 Class, 1.76% for Investor C Class and 0.68% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Institutional Class, 0.78% for Investor A Class, 0.64% for Investor A1 Class, 1.55% for Investor C Class and 0.50% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown), except Class K which is multiplied by 126/365 (to reflect the period since inception date of January 25, 2018).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments May 31, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 2.7%

Banks — 0.2%
Capital One Financial Corp., 3.80%, 01/31/28	$3,411	$3,252,827

Commercial Services & Supplies — 1.6%
The Board of Trustees of The Leland Stanford Junior University, 4.75%, 05/01/19	20,590	20,992,632
Pepperdine University, 3.95%, 12/01/57	9,385	9,378,269
University of Southern California, 3.03%, 10/01/39	4,500	4,073,909

		34,444,810
Consumer Finance — 0.2%
American Express Co., 3.40%, 02/27/23	4,750	4,725,589

Health Care Providers & Services — 0.6%
Kaiser Foundation Hospitals:
3.50%, 04/01/22	4,880	4,933,641
4.15%, 05/01/47	3,650	3,721,441
Sutter Health, 3.70%, 08/15/28	2,854	2,829,964

		11,485,046
Pharmaceuticals — 0.1%
CVS Health Corp., 5.05%, 03/25/48	1,975	2,025,529

Total Corporate Bonds — 2.7% (Cost — $56,108,742)		55,933,801

Municipal Bonds — 78.9%

California — 78.5%
County/City/Special District/School District — 27.1%
Alameda Unified School District-Alameda County, GO, Election of 2014:
Series A, 5.00%, 08/01/39	1,410	1,609,896
Series B, 5.00%, 08/01/42	6,780	7,911,785
Antelope Valley Community College District, GO, Refunding, Election of 2016, Series A, 5.25%, 08/01/42	26,710	31,664,438
Buena Park School District, GO, Election of 2014, 5.00%, 08/01/47	6,125	7,152,775
Butte-Glenn Community College District, GO, Election of 2016, Series A, 5.25%, 08/01/46	12,360	14,724,839
California Infrastructure & Economic Development Bank, RB:
Build America Bonds, 6.49%, 05/15/49	2,125	2,835,706
Goodwill Industry San Joaquin, 5.85%, 09/01/37	2,910	2,831,168
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program Phase I, Series A, 5.00%, 06/01/42	11,110	12,954,593
Central School District, GO, Refunding, Crossover, 5.00%, 08/01/47	3,500	3,997,665
Central Union High School District-Imperial County, GO, Election of 2016, 5.25%, 08/01/46	4,240	5,037,035
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 08/01/47	725	857,037
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 03/01/33	140	155,784
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Series D:
Mission Bay South Redevelopment Project, 0.00%, 08/01/23(a)(b)	1,000	792,490
Mission Bay South Redevelopment Project, 0.00%, 08/01/31(a)(b)	3,000	1,578,510
3.13%, 08/01/28	1,150	1,109,313
3.25%, 08/01/29	1,000	967,150
3.38%, 08/01/30	1,250	1,210,763

Security	Par (000)	Value
County/City/Special District/School District (continued)
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	$4,000	$4,013,960
City of Los Angeles California, Series A, 5.00%, 06/28/18	86,000	86,236,500
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 08/01/19(c)	6,035	6,339,104
City of Monrovia, Refunding RB, Taxable, 3.89%, 05/01/33	4,300	4,257,043
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 05/01/42	2,395	2,690,016
County of Orange California Water District, COP, Refunding, 5.25%, 08/15/19(c)	12,200	12,744,974
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	11,200	12,926,928
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A(c):
5.50%, 03/01/21	10,550	11,616,183
6.00%, 03/01/21	2,895	3,226,159
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/41	5,185	5,351,231
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	5,151,395
Evergreen School District, GO, Election of 2014, 5.00%, 08/01/46	3,300	3,905,847
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 08/01/40	7,900	8,373,684
Fresno Unified School District, GO, Election of 2016, Series A, 5.00%, 08/01/41	7,250	8,297,770
Glendale Community College District, GO, Election of 2016, Series A, 5.25%, 08/01/41	5,900	7,092,095
Hacienda La Puente Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/42	5,000	5,961,100
Los Angeles Community College District California, GO:
Build America Bonds, 6.60%, 08/01/42	2,500	3,499,500
Refunding Election of 2008, Series A, 6.00%, 08/01/19(c)	16,250	17,092,075
Los Angeles Unified School District, GO, Election of 2008:
Series A, 5.00%, 07/01/40	10,000	11,472,100
Series B-1, 5.00%, 07/01/38	15,000	17,851,650
Series B-1, 5.25%, 07/01/42	26,825	32,210,923
Lucia Mar Unified School District, GO, Election of 2016, Series B, 5.00%, 08/01/42	1,800	2,128,500
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/29	11,985	13,321,088
Millbrae School District, GO, Series B-2, 6.00%, 07/01/21(c)	2,585	2,914,949
Mountain View-Whisman School District, GO, Election of 2012, Series A, 4.00%, 09/01/42	12,000	12,708,000
Ohlone Community College District, GO, Series C, 4.00%, 08/01/41	10,715	11,286,431
Palmdale Elementary School District, GO:
Election of 2012, Series B, 5.25%, 08/01/42	2,050	2,449,525
Election of 2016, Series A, 5.25%, 08/01/42	7,695	9,194,679
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	1,000	1,195,780
Peralta Community College District, GO, Election of 2006, Series D, 4.00%, 08/01/39	7,090	7,463,997
Pittsburg Unified School District, GO, Refunding, 4.00%, 08/01/40	4,925	5,173,269
Redwood City School District, GO, Election of 2015, 5.25%, 08/01/44	5,000	6,051,750

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
County/City/Special District/School District (continued)
San Diego Community College District, Refunding, GO, Refunding, 5.00%, 08/01/41	$20,000	$23,491,400
San Diego Public Facilities Financing Authority Sewer Revenue, Refunding RB, Series A, 5.00%, 05/15/38	14,095	16,344,985
San Diego Unified School District California, GO, Election of 2012, Series I, 5.00%, 07/01/41	23,535	27,782,597
San Dieguito Union High School District, GO, Election of 2012, Series D-2, 4.00%, 08/01/42	10,020	10,629,717
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 05/01/42	2,010	2,205,151
San Jose Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A-T, 3.25%, 08/01/29	8,730	8,373,292
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	5,000	5,553,100
San Marcos Schools Financing Authority, Refunding RB, (AGM), 5.25%, 08/15/40	3,450	4,121,784
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	11,982,000
West Contra Costa Unified School District, GO, Refunding, Taxable, Series A-2, 3.47%, 08/01/33	4,000	3,751,800
West Contra Costa Unified School District, GO:
Series D, 4.00%, 08/01/43	2,765	2,918,568
Series E, 4.00%, 08/01/43	3,835	4,047,996
Whittier City School District, GO, Election of 2012, Series C, 5.25%, 08/01/46	5,365	6,391,485

		569,183,027
Education — 2.6%
California Educational Facilities Authority, RB, Chapman University, Series A:
3.43%, 04/01/30	1,000	962,770
3.56%, 04/01/31	2,000	1,939,340
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 04/01/20(c)	2,500	2,696,050
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 01/01/22(c)	7,000	8,013,390
Urban Discovery Academy Project, 5.50%, 08/01/34(b)	300	303,648
Vista Charter Middle School, 6.00%, 07/01/44	500	528,845
California Municipal Finance Authority, Refunding RB, Emerson College, Series B, 5.00%, 01/01/42	7,400	8,354,082
California School Finance Authority, RB, Series A, 6.00%, 07/01/51(b)	1,500	1,629,810
Menifee Union School District, GO, Series A, 5.25%, 08/01/42	7,275	8,699,300
University of California, RB:
Build America Bonds, 6.30%, 05/15/50	3,790	4,570,399
Series AM, 5.25%, 05/15/44	11,495	13,170,166
Series AV, 5.25%, 05/15/42	3,000	3,567,660

		54,435,460
Health — 6.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(c)	3,775	3,981,417
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	7,000	7,726,320
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,260,335
Sutter Health, Series A, 5.00%, 11/15/38	12,185	14,220,382
Sutter Health, Series B, 5.88%, 08/15/20(c)	1,500	1,636,155
Sutter Health, Series B, 6.00%, 08/15/20(c)	9,775	10,688,572
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 07/01/19(c)	2,075	2,175,098

Security	Par (000)	Value
Health (continued)
Catholic Healthcare West, Series A, 6.00%, 07/01/19(c)	$6,000	$6,289,440
Sutter Health, Series B, 5.00%, 11/15/31	1,085	1,275,928
Sutter Health, Series D, 5.00%, 08/15/35	3,510	3,793,643
California State Public Works Board, RB, Various Capital Projects, Series A, 5.00%, 04/01/26	8,495	9,425,372
California Statewide Communities Development Authority, RB, Series A:
Kaiser Permanente, 5.00%, 04/01/42	22,785	24,858,435
Lancer Educational student Housing Project, 5.00%, 06/01/46(b)	4,100	4,334,971
California Statewide Communities Development Authority, Refunding RB:
Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(b)	2,900	3,082,410
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,498,100
Marin Healthcare District, GO, Election of 2013, Series A, 5.00%, 08/01/41	21,335	25,083,986

		132,330,564
State — 4.8%
State of California, GO:
6.50%, 04/01/19(c)	7,000	7,288,680
Build America Bonds, Various Purpose, 7.60%, 11/01/40	2,000	3,037,900
State of California, GO, Refunding:
5.25%, 10/01/39	10,000	11,741,200
5.00%, 11/01/37	13,180	15,623,308
State of California, GO, Various Purposes:
6.00%, 04/01/19(c)	5,685	5,898,642
6.00%, 04/01/38	10,395	10,761,944
5.00%, 11/01/47	10,025	11,774,463
5.75%, 04/01/31	10,000	10,333,500
6.50%, 04/01/33	5,925	6,159,808
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(c)	10,000	10,412,400
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 04/01/19(c)	3,060	3,181,237
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,274,646
Various Capital Projects, Series I, 5.50%, 11/01/33	2,315	2,670,561
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19(c)	1,725	1,841,472

		101,999,761
Tobacco — 3.3%
County of California Tobacco Securitization Agency, Refunding RB, Series A:
Asset-Backed, Merced County, 5.13%, 06/01/38	1,000	1,002,510
Asset-Backed, Merced County, 5.25%, 06/01/45	4,765	4,776,865
Golden Gate Tobacco Funding Corp., 5.00%, 06/01/36	2,410	2,410,072
Golden Gate Tobacco Funding Corp., 5.00%, 06/01/47	2,595	2,594,896
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	8,590	8,650,474
5.60%, 06/01/36	1,980	2,000,612
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	26,450	26,581,985

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) May 31, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tobacco (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	$8,450	$8,471,209
5.13%, 06/01/46	12,640	12,667,682

		69,156,305
Transportation — 15.3%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 04/01/50	2,720	4,039,717
Burbank-Glendale-Pasadena California Airport Authority, ARB, Series B, 5.56%, 07/01/32	1,000	1,141,860
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	6,815	7,793,225
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 05/01/39	15,150	15,723,276
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 01/01/20	465	466,488
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.25%, 05/01/42	40,370	47,217,156
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/32	3,425	4,103,013
Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/38	5,200	6,126,224
Sub-Series A, AMT, 5.00%, 05/15/47	8,000	9,079,280
Sub-Series B, 5.00%, 05/15/42	11,870	13,781,189
Subordinate, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/41	11,525	13,013,454
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	37,690	39,987,205
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series C, 3.89%, 05/15/38	3,000	3,033,810
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	23,000	26,051,640
Series A-1, 5.75%, 03/01/34	6,720	7,309,881
Series A-1, 6.25%, 03/01/34	2,920	3,239,448
County of Sacramento California, ARB:
Senior Series B, 5.75%, 07/01/39	1,600	1,605,424
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 07/01/18(c)	3,150	3,160,678
County of Sacramento California Airport System Revenue, Refunding RB:
Series B, 5.00%, 07/01/38	1,000	1,179,440
Series C, AMT, 5.00%, 07/01/37	6,000	6,934,920
Los Angeles County Metropolitan Transportation Authority, RB, Green Bond, Series A, 5.00%, 07/01/38	8,815	10,468,253
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A-2, 5.25%, 03/01/34	5,960	6,450,806
Riverside County Transportation Commission, Refunding RB, Sales Tax, Series B, 5.00%, 06/01/38	8,105	9,686,610
San Diego Association of Governments South Bay Expressway Revenue, Refunding RB, Senior Lien, Series A, 5.00%, 07/01/42	8,000	9,276,480
San Diego County Regional Airport Authority, ARB, Consolidated Rental Car Facility Project, Series B, 5.59%, 07/01/43	4,710	5,181,330

Security	Par (000)	Value
Transportation (continued)
San Diego County Regional Transportation Commission, Refunding RB, Sales/Use Tax, Sub-Series A, 4.00%, 04/01/21	$50,000	$53,229,500
San Joaquin County Transportation Authority, Refunding RB, Measure K Sale Tax Revenue, 5.00%, 03/01/41	10,000	11,711,900

		320,992,207
Utilities — 19.1%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	11,045	11,448,584
City of Los Angeles California Department of Water & Power, RB:
Build America Bonds, 6.60%, 07/01/50	1,400	2,024,092
Series A, 5.00%, 07/01/41	27,725	31,943,359
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	8,000	8,697,680
City of Los Angeles California Wastewater System Revenue, Refunding RB:
Green Bond, Sub-Series A, 5.25%, 06/01/47	22,880	27,288,518
Series A, 5.38%, 06/01/19(c)	5,060	5,255,367
City of Petaluma California Wastewater, Refunding RB, 6.00%, 05/01/21(c)	5,625	6,306,694
City of Riverside California Electric Revenue, RB, Build America Bond, 7.61%, 10/01/40	2,500	3,648,875
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Green Bound, Series D, 5.00%, 11/01/34	10,000	12,009,900
City of San Juan California Water District, COP, Series A, 6.00%, 02/01/19(c)	5,700	5,870,316
Eastern Municipal Water District Financing Authority, RB, Series D:
5.25%, 07/01/42	18,500	22,093,255
5.00%, 07/01/47	16,105	18,828,195
Irvine Ranch Water District, Special Assessment Bonds:
5.25%, 02/01/41	16,855	20,009,750
Build America Bonds, Series B, 6.62%, 05/01/40	4,000	5,387,320
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	7,095	8,289,230
5.25%, 07/01/44	10,650	12,617,694
Los Angeles Department of Water & Power System Revenue, Refunding RB, Series A, 5.00%, 07/01/33	24,980	28,908,355
Los Angeles Department of Water & Power System Revenue, RB, Power System, Series A, 5.00%, 07/01/42	7,495	8,750,338
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 07/01/40	15,585	17,987,739
Metropolitan Water District of Southern California, Refunding RB:
Series A, 5.00%, 10/01/35	5,000	5,508,800
Series C, 5.00%, 07/01/35	5,000	5,174,950
Sub-Series A, 2.50%, 07/01/25	26,660	27,463,799
Sub-Series A, 2.50%, 07/01/26	20,815	21,227,970
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 06/01/40	2,150	2,841,354
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	9,380	10,481,962
San Diego County Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 05/01/38	20,405	23,710,610
San Diego Public Facilities Financing Authority Water Revenue, Refunding RB, Series B, 5.00%, 08/01/38	16,460	19,149,399

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
Southern California Public Power Authority, 2.00%, 07/01/36(d)	$12,575	$12,619,767
Vista Joint Powers Financing Authority, Refunding LRB, Lease, 5.25%, 05/01/37	15,000	17,375,100

		402,918,972

Total Municipal Bonds in California		1,651,016,296

Puerto Rico — 0.4%
State — 0.1%
Commonwealth of Puerto Rico, GO, Refunding, Series A(e)(f):
Public Improvement, 5.50%, 07/01/39	1,470	621,075
8.00%, 07/01/35	3,820	1,599,625
Commonwealth of Puerto Rico, GO, 6.00%, 07/01/38(e)(f)	1,630	713,125

		2,933,825
Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	1,480	1,469,152

Utilities — 0.2%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 07/01/44	2,870	2,339,050
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,125	916,875

		3,255,925

Total Municipal Bonds in Puerto Rico		7,658,902

Total Municipal Bonds — 78.9% (Cost — $1,628,806,487)		1,658,675,198

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 15.4%
County/City/Special District/School District — 1.7%
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/42	14,995	15,464,641
Los Angeles Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(h)	17,685	21,230,630

		36,695,271
Education — 3.2%
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/41	22,545	26,232,199
California State University, RB, Limited Project, Series M, 5.00%, 05/15/42	20,000	23,351,200
California State University, Refunding RB, Series A, 5.00%, 11/01/43	16,000	18,362,960

		67,946,359
Health — 1.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	20,000	22,737,300
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/38	15,000	17,504,925

		40,242,225
State — 1.0%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	18,150	21,306,285

Security	Par (000)	Value
Transportation — 5.0%
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	$18,717	$21,128,258
Sub-Series A, 5.00%, 05/15/42	23,625	26,910,538
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	26,950	30,703,596
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	22,475	25,478,214

		104,220,606
Utilities — 2.6%
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	27,045	31,879,335
Irvine Ranch Water District, 5.00%, 03/01/46	19,330	22,286,910

		54,166,245

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.4% (Cost — $321,365,669)		324,576,991

	Shares
Investment Companies — 1.3%
iShares National Muni Bond ETF(j)	250,000	27,277,500

Total Investment Companies — 1.3% (Cost — $27,082,500)		27,277,500

Total Long-Term Investments — 98.3% (Cost — $2,033,363,398)		2,066,463,490

Short-Term Securities — 7.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.92%(i)(j)	148,286,820	148,301,649

Total Short-Term Securities — 7.0% (Cost — $148,289,896)		148,301,649

Total Investments — 105.3% (Cost — $2,181,653,294)		2,214,765,139
Other Assets Less Liabilities — 1.4%		29,877,706
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.7)%		(141,457,548)

Net Assets — 100.0%		$2,103,185,297

(a)	Zero-coupon bond.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on January 1, 2026, is $9,322,126.
(i)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) May 31, 2018	BlackRock California Municipal Opportunities Fund

(j)	During the year ended May 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 05/31/17	Shares Purchased		Shares Sold	Shares Held at 05/31/18	Value at 05/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	60,668,812	87,618,008	(b)	—	148,286,820	$148,301,649	$1,050,460	$(9,926)	$9,336
iShares National Municipal Bond Fund	—	250,000		—	250,000	27,277,500	—	—	195,000

						$175,579,149	$1,050,460	$(9,926)	$204,336

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	3,128	09/19/18	$376,729	$(2,537,256)
Long U.S. Treasury Bond	2,605	09/19/18	378,051	(6,385,782)
5-Year U.S. Treasury Note	119	09/28/18	13,553	(54,016)

				$(8,977,054)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$8,977,054	$—	$8,977,054

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$32,334,911	$—	$32,334,911

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(5,147,123)	$—	$(5,147,123)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	602,385,066

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock California Municipal Opportunities Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$27,277,500	$2,039,185,990	$—	$2,066,463,490
Short-Term Securities	148,301,649	—	—	148,301,649

	$175,579,149	$2,039,185,990	$—	$2,214,765,139

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(8,977,054)	$—	$—	$(8,977,054)

(a)	See above Schedule of Investments for values in each sector, industry, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $141,267,161 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments May 31, 2018	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 92.7%

New Jersey — 92.1%
Corporate — 3.2%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	$3,500	$3,813,915
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,000	1,133,640
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	265	283,871
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project AMT, Series A, 5.70%, 10/01/39	1,445	1,505,993
New Jersey American Water Co., Inc. Project AMT, Series B, 5.60%, 11/01/34	1,000	1,054,520
New Jersey American Water Co., Inc. Project AMT, Series D, 4.88%, 11/01/29	1,000	1,044,880
Sub Series A, 5.00%, 07/01/33	125	135,222
Sub Series A, 4.00%, 07/01/34	165	164,607

		9,136,648
County/City/Special District/School District — 10.2%
Carlstadt School District, GO, Refunding, 4.00%, 05/01/30	1,415	1,486,358
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,020	1,092,593
5.25%, 11/01/44	1,590	1,700,394
(AGM), 4.00%, 11/01/34	500	510,195
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	660	733,511
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/35	600	600,936
5.00%, 07/01/36	145	145,222
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	735	765,106
County of Essex New Jersey Improvement Authority, RB:
AMT, 5.25%, 07/01/45(a)	1,000	1,011,700
Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,184,198
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,884,030
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C, 5.25%, 01/01/46	3,900	3,972,930
County of Union New Jersey Utilities Authority, Refunding RB, Covanta Union, Inc., Series A, AMT, 4.75%, 12/01/31	1,250	1,338,713
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,000	2,294,660
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	2,500	2,929,125
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 03/01/21(b)	805	879,551
Township of Egg Harbor New Jersey School District, GO, Refunding(AGM), 5.75%, 07/15/25	2,000	2,437,160
Township of Irvington New Jersey, GO, Refunding, Series A (AGM), 5.00%, 07/15/31	2,445	2,719,109
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 02/15/36	1,350	1,509,178

		29,194,669
Education — 16.1%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,250	1,290,050

Security	Par (000)	Value
Education (continued)
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	$530	$580,122
Series A, 5.00%, 07/01/34	1,855	2,056,193
New Jersey EDA, RB:
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(a)	170	174,993
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(a)	470	475,391
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(a)	815	824,592
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/38	2,000	2,212,040
School Facilities Construction (AGC), 5.50%, 12/15/18(c)	525	535,657
School Facilities Construction (AGC), 5.50%, 12/15/34	10	10,193
Series AAA, 5.00%, 06/15/41	1,140	1,216,597
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,106,110
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A(a):
4.75%, 08/01/24	345	351,807
5.63%, 08/01/34	250	254,990
5.88%, 08/01/44	430	438,067
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	1,750	1,863,610
Rider University Issue, Series F, 4.00%, 07/01/42	940	900,661
Rider University Issue, Series F, 5.00%, 07/01/47	1,670	1,788,119
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 07/01/18(c)	500	501,330
Kean University, Series A, 5.25%, 09/01/19(c)	1,705	1,775,144
Kean University, Series A (AGC), 5.50%, 09/01/19(c)	1,000	1,044,190
Kean University, Series H, 4.00%, 07/01/39	715	745,881
Montclair State University, Series A, 5.00%, 07/01/33	2,005	2,271,344
Montclair State University, Series B, 5.00%, 07/01/32	2,465	2,829,499
Ramapo College, Series B, 5.00%, 07/01/42	560	608,922
Stockton University, Series A, 5.00%, 07/01/41	630	683,953
University of Medicine & Dentistry, Series B, 7.50%, 06/01/19(c)	2,500	2,641,225
William Paterson University (AGC), 5.00%, 07/01/38	240	240,516
William Paterson University, Series C, 4.00%, 07/01/35	1,500	1,559,970
William Paterson University, Series E (BAM), 5.00%, 07/01/33	1,250	1,428,075
New Jersey Higher Education Student Assistance Authority, RB, AMT, Sub-Series C, 4.00%, 12/01/48	700	698,775
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	605	649,994
Series 1A, 5.00%, 12/01/25	55	57,017
Series 1A, 5.00%, 12/01/26	350	362,733
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(c)	460	514,124
5.00%, 07/01/22(c)	280	312,945
5.00%, 07/01/32	1,040	1,132,113
5.00%, 07/01/40	5,000	5,599,250
5.00%, 07/01/42	635	687,667
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,225,680
Teaneck Community Charter School Project, Series A, 3.50%, 09/01/22(a)	135	133,526
Teaneck Community Charter School Project, Series A, 5.00%, 09/01/37(a)	315	312,285
Teaneck Community Charter School Project, Series A, 5.13%, 09/01/52(a)	1,000	967,800

		46,063,150

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health — 18.2%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 01/01/38	$2,175	$2,135,676
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital Project, Series A, 5.00%, 09/15/29	2,000	2,126,520
Inspira Health Obligated Group, 5.00%, 07/01/42	865	972,987
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 07/01/18(c)	1,810	1,814,742
Robert Wood Johnson University Hospital, Series A, 5.25%, 07/01/35	1,460	1,637,638
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/39	1,150	1,282,929
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/43	1,535	1,698,017
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	920	1,040,916
Virtua Health, Series A (AGC), 5.50%, 07/01/38	3,620	3,761,506
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(c)	2,985	3,346,931
AHS Hospital Corp., 4.00%, 07/01/41	2,000	2,039,280
General Hospital Center at Passaic (AGM), 6.75%, 07/01/19(b)	55	56,481
Hackensack Meridian Health Obligated Group, Series A, 5.00%, 07/01/37	6,000	6,900,720
Holy Name Medical Center, 5.00%, 07/01/25	500	524,805
Hunterdon Medical Center, 5.00%, 07/01/31	300	332,562
Hunterdon Medical Center, 5.00%, 07/01/45	2,650	2,880,894
Inspira Health Obligated Group, Series A, 3.00%, 07/01/32	785	727,569
Meridian Health System Obligated Group, 5.00%, 07/01/27	1,500	1,649,895
Princeton Healthcare System, 5.00%, 07/01/34	1,000	1,118,120
Princeton Healthcare System, 5.00%, 07/01/39	4,060	4,482,037
Robert Wood Johnson University Hospital, 5.00%, 01/01/20(c)	1,500	1,572,030
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/32	2,300	2,411,596
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	1,290	1,437,537
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(c)	1,540	1,707,121
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	2,230	2,458,330
St. Luke’s Warren Hospital Obligated Group, 5.00%, 08/15/34	460	500,485
Virtua Health, 5.00%, 07/01/29	285	317,929
New Jersey Health Care System Facilities Financing Authority, Refunding RB, St. Barnabas Health Care, Series A, 5.00%, 07/01/24	1,000	1,104,850

		52,040,103
Housing — 3.0%
New Jersey EDA, Refunding RB, Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	3,440	3,835,119
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series U, AMT:
4.90%, 10/01/27	155	155,195
4.95%, 10/01/32	40	40,047
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,843,786
4.38%, 12/01/33	2,515	2,682,323

		8,556,470

Security	Par (000)	Value
State — 9.7%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24(d)	$10,000	$8,309,900
CAB, Series B, 0.00%, 11/01/27(d)	4,135	3,067,302
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,045,399
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(d)	1,675	1,538,672
School Facilities Construction (AGC), 6.00%, 12/15/18(c)	985	1,007,586
School Facilities Construction (AGC), 6.00%, 12/15/18(c)	15	15,348
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	3,000	3,209,040
School Facilities Construction, Series KK, 5.00%, 03/01/38	1,070	1,118,952
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 03/15/21(d)	2,000	1,853,220
Cigarette Tax, 5.00%, 06/15/22	1,700	1,842,273
Cigarette Tax, 5.00%, 06/15/29	640	680,742
State of New Jersey, COP, Equipment Lease Purchase, Series A(c):
5.25%, 06/15/19	1,000	1,035,270
5.25%, 06/15/19	1,110	1,149,150

		27,872,854
Tobacco — 2.5%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	615	691,285
Sub-Series B, 5.00%, 06/01/46	6,185	6,637,556

		7,328,841
Transportation — 26.4%
Delaware River Port Authority, RB, Series D, 5.00%, 01/01/40	1,875	1,954,913
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 01/01/40	1,500	1,647,270
New Jersey EDA, RB, AMT, Goethals Bridge Replacement Project:
(AGM), 5.13%, 07/01/42	1,000	1,095,410
5.13%, 01/01/39	1,000	1,098,620
Private Activity Bond, 5.38%, 01/01/43	905	989,283
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 01/01/30	1,000	1,237,420
Series E, 5.00%, 01/01/32	2,250	2,638,417
Series I, 5.00%, 01/01/20(c)	2,500	2,624,050
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32(d)	10,000	5,268,000
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	8,900	4,003,131
CAB, Transportation System, Series A, 0.00%, 12/15/38(d)	10,000	3,852,800
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	3,000	3,006,900
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	1,250	1,372,000
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/31	3,000	3,006,960
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	6,070	6,084,022
Series B, 5.25%, 06/15/26	1,500	1,597,065
Transportation Program Bonds, Series AA, 5.00%, 06/15/32	1,860	1,959,008

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) May 31, 2018	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Transportation Program, Series AA, 5.25%, 06/15/31	$2,000	$2,139,180
Transportation Program, Series AA, 5.00%, 06/15/45	1,000	1,054,480
Transportation System, Series A, 6.00%, 06/15/35	3,185	3,483,020
Transportation System, Series B, 5.00%, 06/15/42	600	618,342
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	1,973,718
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/40	5,000	5,759,350
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 09/01/18	1,000	1,009,010
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,201,780
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,092,960
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,095,980
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
178th Series, 5.00%, 12/01/43	285	313,358
186th Series, 5.00%, 10/15/44	3,000	3,308,580
Port Authority of New York & New Jersey, Refunding RB, Consolidated 205th series, 5.00%, 11/15/42	1,975	2,294,298
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	2,380	2,585,465
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	319,565
5.00%, 11/01/29	295	318,930
5.00%, 11/01/32	440	485,549
5.00%, 11/01/33	250	275,270
5.00%, 11/01/34	250	274,210
5.00%, 11/01/39	1,500	1,634,400

		75,672,714
Utilities — 2.8%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	500	539,600
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 09/01/28	1,355	1,472,153
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 08/01/21(b)(d)	5,000	4,673,450
Passaic Valley Water Commission, RB, Series A:
6.00%, 12/15/20(c)	980	1,076,765
6.00%, 12/15/24	215	233,230

		7,995,198

Puerto Rico — 0.6%
Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	1,520	1,508,858

Total Municipal Bonds — 92.7% (Cost — $251,256,293)		265,369,505

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 9.9%

New Jersey — 9.9%
County/City/Special District/School District — 3.7%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,440	1,644,775

Security	Par (000)	Value
County/City/Special District/School District (continued)
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	$2,000	$2,158,680
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	6,300	6,895,539

		10,698,994
Education — 1.0%
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	2,500	2,775,662

Health — 2.6%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	7,332	7,438,145

Transportation — 2.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	5,001	5,221,391
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	1,455	1,662,406
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	530,929

		7,414,726

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.9% (Cost — $27,284,015)		28,327,527

Total Long-Term Investments — 102.6% (Cost — $278,540,308)		293,697,032

	Shares
Short-Term Securities — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.92%(g)(h)	4,956,992	4,957,488

Total Short-Term Securities — 1.7% (Cost — $4,956,992)		4,957,488

Total Investments — 104.3% (Cost — $283,497,300)		298,654,520
Other Assets Less Liabilities — 1.5%		4,265,714
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.8)%		(16,506,928)

Net Assets — 100.0%		$286,413,306

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,927.
(g)	Annualized 7-day yield as of period end.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock New Jersey Municipal Bond Fund

(h)	During the year ended May 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 05/31/17	Net Activity	Shares Held at 05/31/18	Value at 05/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	12,053,795	(7,096,803)	4,956,992	$4,957,488	$51,240	$3,466	$(721)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year US Treasury Note	58	09/19/18	$6,985	$(44,808)
Long U.S. Treasury Bond	67	09/19/18	9,723	(151,288)
5-Year U.S. Treasury Note	18	09/28/18	2,050	(5,179)

				$(201,275)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$201,275	$—	$201,275

(a)	Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,248,983	$—	$1,248,983

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(74,216)	$—	$(74,216)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,156,543

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) May 31, 2018	BlackRock New Jersey Municipal Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$293,697,032	$—	$293,697,032
Short-Term Securities	4,957,488	—	—	4,957,488

	$4,957,488	$293,697,032	$—	$298,654,520

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(201,275)	$—	$—	$(201,275)

(a)	See above Schedule of Investments for values in each sector, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $16,418,726 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2018, there were no transfers between levels.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 87.3%

Pennsylvania — 86.8%
Corporate — 5.2%
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 07/01/43	$5,000	$5,059,700
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	3,490	3,607,159
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,109,410
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	9,553,126
Shippingport Project, Series A, 3.75%, 12/01/40(a)	3,915	1,977,075
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,619,849
National Gypsum Co., 5.50%, 11/01/44	1,355	1,434,281

		26,360,600
County/City/Special District/School District — 16.6%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(b)	330	356,766
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	2,310	2,416,560
5.00%, 05/01/42	3,900	4,058,301
Altoona Area School District, GO:
5.00%, 12/01/36	215	241,181
5.00%, 12/01/42	425	473,752
5.00%, 12/01/45	1,000	1,113,310
Bethlehem Area School District, GO, (BAM), Series A:
5.00%, 08/01/34	2,390	2,717,215
5.00%, 08/01/35	1,790	2,032,582
Boyertown Area School District, GO:
5.00%, 10/01/36	890	990,481
5.00%, 10/01/38	1,335	1,481,183
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 09/01/31	360	360,331
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/29	2,615	2,714,030
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/19(c)	825	862,538
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	1,795	2,054,234
County of Washington Redevelopment Authority, Refunding, Tax Allocation Bonds:
4.00%, 07/01/23	1,000	1,003,320
5.00%, 07/01/28	600	627,126
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(c)	2,500	2,672,075
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,835	2,092,817
Fox Chapel Area School District, GO:
5.00%, 02/01/39	4,100	4,721,027
5.00%, 02/01/42	6,365	7,323,887
Philadelphia School District, GO, Series E(c):
2014, 6.00%, 09/01/18	5	5,053
2015, 6.00%, 09/01/18	5	5,053
2015-3, 6.00%, 09/01/18	5	5,053
2016, 6.00%, 09/01/18	5	5,053
6.00%, 09/01/18	95	95,998
6.00%, 09/01/18	6,480	6,548,882
Reading School District, GO, Refunding, (AGM), 5.00%, 03/01/38	1,220	1,373,366

Security	Par (000)	Value
County/City/Special District/School District (continued)
Springfield School District/Delaware County, GO(d):
5.00%, 03/01/35	$1,380	$1,613,206
5.00%, 03/01/36	1,445	1,686,546
5.00%, 03/01/37	1,480	1,723,327
5.00%, 03/01/40	1,710	1,984,917
5.00%, 03/01/43	1,960	2,269,758
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 07/15/34	5,070	5,480,569
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 05/15/19(c)	455	468,741
Harrisburg School District Project, Series A (AGC), 5.00%, 05/15/19(c)	450	463,590
Harrisburg School District Project, Series A (AGC), 5.00%, 05/15/19(c)	1,810	1,864,662
Philadelphia School District (AGM), 5.00%, 06/01/33	5,000	5,632,900
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/43	5,980	6,590,678
(BAM), 5.00%, 06/01/42	2,550	2,851,231
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,301,839
Township of Lower Paxton Pennsylvania, GO, 5.00%, 04/01/42	630	699,703
Township of Upper Moreland Pennsylvania School District, GO, 5.00%, 10/01/34	195	222,126

		84,204,967
Education — 21.7%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 08/15/24	580	614,243
5.00%, 08/15/25	765	809,492
5.00%, 08/15/26	760	803,867
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/19(c)	1,000	1,043,570
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(c)	2,700	2,772,036
6.38%, 01/01/39	400	408,252
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,795	2,028,350
5.00%, 08/01/45	3,695	4,160,127
County of Delaware Pennsylvania Authority, Refunding RB:
Cabrini University, 5.00%, 07/01/47	3,870	4,149,801
Haverford College, 5.00%, 05/15/20(c)	4,970	5,257,216
Haverford College, 5.00%, 11/15/35	1,100	1,153,867
Villanova University, 5.25%, 12/01/19(c)	600	629,694
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 09/01/48	2,500	2,808,850
5.00%, 09/01/37	1,365	1,551,213
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
5.00%, 08/15/48	1,875	2,103,994
Moravian College, 5.00%, 10/01/36	890	973,535
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,350	1,497,217
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	5,000	5,720,500
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(c)	11,000	11,569,470

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) May 31, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	$5,790	$6,011,641
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 4.00%, 05/01/36	500	511,225
Drexel University, 5.00%, 05/01/37	1,500	1,703,460
Drexel University, Series A, 5.25%, 05/01/21(c)	6,720	7,341,936
Drexel University, Series A, 5.25%, 05/01/41	420	450,362
La Salle University, 5.00%, 05/01/37	1,595	1,677,908
La Salle University, 5.00%, 05/01/42	2,655	2,769,961
State System of Higher Education, Series AL, 5.00%, 06/15/35	1,425	1,502,050
Thomas Jefferson University, 5.00%, 09/01/45	3,000	3,315,420
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/18(c)	5,000	5,068,400
University Properties, Inc. Student Housing Project, Series A, 5.00%, 07/01/35	450	482,063
Widener University, Series A, 5.25%, 07/15/33	2,420	2,618,997
Widener University, Series A, 5.50%, 07/15/38	365	395,339
Pennsylvania State University, RB, 5.00%, 03/01/40	10,000	10,480,800
Philadelphia Authority for Industrial Development, RB, University of Sciences, 5.00%, 11/01/42	3,525	3,940,879
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	3,330	3,716,380
La Salle University, 4.00%, 05/01/42	4,780	4,650,558
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	765	810,977
5.00%, 07/01/35	630	674,075
5.00%, 07/01/45	450	473,850
5.00%, 07/01/47	1,180	1,249,821

		109,901,396
Health — 16.5%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	5,000	5,547,400
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(c)	4,110	4,785,191
County of Chester Health & Education Facilities Authority, Refunding RB:
Main Line Health System, Series A, 5.00%, 10/01/52	3,595	4,035,927
Simpson Senior Services Project, 5.00%, 12/01/35	1,000	1,027,650
Simpson Senior Services Project, Series A, 5.25%, 12/01/45	1,500	1,559,265
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/41	2,540	2,617,394
Diakon Lutheran Social Ministries, 5.00%, 01/01/38	4,400	4,771,096
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/19(c)	2,385	2,484,693
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Brethren Village Project, 5.25%, 07/01/41	1,500	1,642,665
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/28	790	887,905
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	575	634,553
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 06/01/19(c)	3,255	3,359,908

Security	Par (000)	Value
Health (continued)
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series A-1, 6.25%, 11/15/19(c)	$480	$510,014
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,497,019
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	964,613
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	5,000	5,032,900
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	3,440	3,439,828
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	5,950	6,733,079
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 05/01/28	730	803,657
5.75%, 05/01/35	1,285	1,422,251
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	4,000	4,240,600
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	4,800	5,061,360
Philadelphia Authority for Industrial Development, Refunding RB, Children’s Hospital of Philadelphia, 4.00%, 07/01/35	2,450	2,563,900
Philadelphia Authority for Industrial Development, RB, Refunding, Senior Living Facilities, Wesley Enhanced Living Obligated Group, 5.00%, 07/01/49	3,000	3,181,770
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 05/15/20(c)	6,000	6,352,680
Presbyterian Medical Center, 6.65%, 12/01/19(e)	905	952,123
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(c)	3,590	3,833,510
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A(c):
6.00%, 12/01/18	1,780	1,817,398
6.00%, 12/01/18	1,970	2,011,390

		83,771,739
Housing — 5.1%
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	600	595,608
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	600	603,318
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	3,720	3,736,070
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	3,000	3,079,110
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	2,400	2,459,136
Pennsylvania HFA, Refunding RB, S/F Housing Mortgage, Series 119, 3.50%, 10/01/36	2,260	2,261,288
Pennsylvania Housing Finance Agency, RB, S/F:
Housing Mortgage, Series 123-B, 4.00%, 10/01/42	3,505	3,589,716
Series 125B, 3.65%, 10/01/42	420	421,243
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	1,210	1,168,340
4.00%, 12/01/46	5,740	5,797,687
4.00%, 12/01/51	2,260	2,274,577

		25,986,093
State — 3.5%
Commonwealth Financing Authority, RB:
Series B (AGC), 5.00%, 06/01/31	3,420	3,512,067
Tobacco Master Settlement Payment, 5.00%, 06/01/35	2,205	2,487,791

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	$10,500	$11,475,450

		17,475,308
Transportation — 12.8%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	14,000	14,677,320
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	2,140	2,409,212
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,800	2,032,218
5.00%, 07/01/47	2,545	2,852,156
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	2,500	2,875,300
Delaware River Port Authority, RB, Series D, 5.00%, 01/01/40	7,500	7,819,650
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,606,821
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(f)	6,740	2,388,993
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(f)	2,225	897,031
Series A-1, 5.00%, 12/01/41	100	111,708
Series B, 5.25%, 12/01/48	3,215	3,729,882
Sub-Series A, 5.13%, 12/01/20(c)	960	1,034,266
Sub-Series A, 5.13%, 12/01/20(c)	325	350,142
Sub-Series B-1, 5.00%, 06/01/42	3,705	4,091,432
Pennsylvania Turnpike Commission, Refunding RB:
2nd Series, Turnpike Subordinate, 5.00%, 12/01/36	1,925	2,151,534
Sub-Series A-1, 5.25%, 12/01/45	4,730	5,354,549
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(c):
5.00%, 06/01/21	3,140	3,416,037
5.00%, 06/01/21	4,155	4,520,266
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,434,388

		64,752,905
Utilities — 5.4%
City of Philadelphia Pennsylvania Gas Works, RB:
12th Series B (NPFGC), 7.00%, 05/15/20(e)	390	416,816
9th Series, 5.25%, 08/01/20(c)	1,280	1,369,101
9th Series, 5.25%, 08/01/40	2,020	2,138,574
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	700	792,449
5.00%, 08/01/31	900	1,016,379
5.00%, 08/01/32	1,200	1,351,884
5.00%, 08/01/33	600	673,884
5.00%, 08/01/34	1,050	1,175,717
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 01/01/19(c)	1,450	1,478,971
Series A, 5.25%, 10/01/52	1,190	1,379,043
Series C (AGM), 5.00%, 08/01/40	2,650	2,788,833
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/33	1,000	1,132,770
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	2,090	2,335,429
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 06/01/40	1,000	1,064,520
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(c)	980	1,112,359

Security	Par (000)	Value
Utilities (continued)
County of Westmoreland Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	$2,615	$2,931,415
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	3,895	4,093,139

		27,251,283

Total Municipal Bonds in Pennsylvania		439,704,291

Puerto Rico — 0.5%
Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	2,625	2,605,758

Total Municipal Bonds — 87.3% (Cost — $427,979,607)		442,310,049

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Pennsylvania — 26.6%
Education — 4.4%
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	6,100	6,975,136
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(c)	9,280	10,361,306
University of Pittsburgh Pennsylvania, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 03/15/19(c)	4,448	4,562,536

		21,898,978
Health — 9.9%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A3:
5.50%, 11/01/19(c)	5,000	5,240,075
5.50%, 11/01/31	5,000	5,240,075
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 06/01/19(c)	7,460	7,700,137
Series A, 5.25%, 06/01/19(c)	5,997	6,195,132
Series A-1, 5.13%, 06/01/41	12,570	13,381,645
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	2,000	2,037,240
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	9,380	10,124,585

		49,918,889
Housing — 2.3%
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 114A, 3.70%, 10/01/42	5,670	5,744,032
Series 115A, 4.20%, 10/01/33	5,810	5,995,165

		11,739,197
State — 7.7%
Commonwealth of Pennsylvania, GO, 1st Series:
4.00%, 03/01/38(h)	11,000	11,339,020
5.00%, 03/15/19(c)	10,797	11,072,981
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	5,000	5,482,350
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18(c)	11,000	11,182,600

		39,076,951

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) May 31, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$2,520	$2,909,584
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	2,900	3,280,697

		6,190,281
Utilities — 1.1%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	5,007	5,608,638

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.6% (Cost — $129,445,929)		134,432,934

Total Long-Term Investments — 113.9% (Cost — $557,425,536)		576,742,983

	Shares
Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.92%(i)(j)	8,267,642	8,268,469

Total Short-Term Securities — 1.6% (Cost — $8,267,642)		8,268,469

Total Investments — 115.5% (Cost — $565,693,178)		585,011,452
Liabilities in Excess of Other Assets — (1.6)%		(8,070,104)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.9)%		(70,493,509)

Net Assets — 100.0%		$506,447,839

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Zero-coupon bond.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on March 1, 2026, is $5,726,111.
(i)	Annualized 7-day yield as of period end.

(j)	During the year ended May 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 05/31/17	Net Activity	Shares Held at 05/31/18	Value at 05/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	20,089,728	(11,822,086)	8,267,642	$8,268,469	$54,546	$3,982	$827

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year US Treasury Note	95	09/19/18	$11,442	$(63,443)
Long U.S. Treasury Bond	125	09/19/18	18,141	(285,634)
5-Year U.S. Treasury Note	17	09/28/18	1,936	(8,537)

				$(357,614)

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$357,614	$—	$357,614

(a)	Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,764,799	$—	$1,764,799

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(149,324)	$—	$(149,324)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,169,055

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$576,742,983		$—	$576,742,983
Short-Term Securities	8,268,469	—		—	8,268,469

	$8,268,469	$576,742,983	$		$585,011,452

Derivative Financial Instruments (b)
Liabilities:
Interest rate contracts	$(357,614)	$—		$—	$(357,614)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $70,198,674 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 1.8%

Banks — 0.2%
Capital One Financial Corp., 3.80%, 01/31/28	$13,401	$12,779,575

Commercial Services & Supplies — 0.5%
George Washington University, 4.13%, 09/15/48	13,817	13,976,064
The Metropolitan Museum of Art, Series 2015, 3.40%, 07/01/45	7,000	6,528,848
Novant Health, Inc., 5.85%, 11/01/19	3,610	3,758,320
Pepperdine University, 3.95%, 12/01/57	15,835	15,823,643

		40,086,875
Consumer Finance — 0.2%
American Express Co., 3.40%, 02/27/23	17,990	17,897,545

Diversified Financial Services — 0.0%
Western Group Housing LP, 6.75%, 03/15/57(a)	2,487	3,135,809

Education — 0.1%
Princeton University, 4.95%, 03/01/19	3,390	3,453,944
Wesleyan University, 4.78%, 07/01/2116	3,275	3,321,159

		6,775,103
Health Care Providers & Services — 0.7%
AHS Hospital Corp., 5.02%, 07/01/45	10,806	12,295,768
Kaiser Foundation Hospitals, 4.15%, 05/01/47	11,941	12,174,721
Orlando Health Obligated Group, 3.78%, 10/01/28	4,331	4,310,038
Providence St Joseph Health Obligated Group, 3.93%, 10/01/48	6,446	6,285,473
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23	9,811	9,879,933
Sutter Health, 3.70%, 08/15/28	5,417	5,371,379

		50,317,312
Pharmaceuticals — 0.1%
CVS Health Corp., 5.05%, 03/25/48	7,933	8,135,962

Total Corporate Bonds — 1.8% (Cost — $139,480,617)		139,128,181

Municipal Bonds — 87.4%

Alabama — 0.5%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 06/01/35	1,200	1,329,456
5.75%, 06/01/45	2,145	2,359,564
6.00%, 06/01/50	2,700	3,005,721
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D:
7.00%, 10/01/51	3,000	3,638,850
6.50%, 10/01/53	15,110	17,839,924
UAB Medicine Finance Authority, Refunding RB, 5.00%, 09/01/30	5,000	5,881,400
University of Alabama, RB, University of Alabama Huntsville, Series A-2, 5.00%, 09/01/48	5,000	5,770,550

		39,825,465
Alaska — 0.4%
Alaska Municipal Bond Bank Authority, RB, Series Three, 5.00%, 08/01/48	10,000	10,869,100
City of Valdez Alaska, Refunding RB, BP Pipelines Project, Series B, 5.00%, 01/01/21	5,000	5,351,150
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	675	691,497
State of Alaska International Airports System, Refunding RB, Series B:
5.00%, 10/01/32	5,000	5,702,400

Security	Par (000)	Value
Alaska (continued)
5.00%, 10/01/34	$5,000	$5,670,600

		28,284,747
Arizona — 2.1%
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/39	5,000	5,567,150
Banner Health, Series B, 2.36%, 01/01/37(b)	23,985	22,716,673
Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	5,000	5,286,900
Arizona State University, RB, Green Bonds, Series B, 5.00%, 07/01/42	5,000	5,712,300
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42(c)	5,000	5,863,650
City of Phoenix Arizona IDA, RB, Series A(a):
Legacy Traditional Schools Project, 6.50%, 07/01/34	965	1,073,591
Legacy Traditional Schools Projects, 6.75%, 07/01/44	1,690	1,883,437
City of Phoenix Arizona IDA, Refunding RB(a):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	2,795	2,892,490
Basis Schools, Inc. Projects, 5.00%, 07/01/45	6,155	6,320,754
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	1,775	1,836,912
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	1,950	2,001,324
Legacy Traditional School Projects, 5.00%, 07/01/35	2,205	2,281,910
Legacy Traditional School Projects, 5.00%, 07/01/45	1,495	1,534,334
City of Phoenix Civic Improvement Corp., Refunding RB, Series B, 5.00%, 07/01/38	5,000	5,797,800
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A(a):
5.00%, 07/01/36	7,315	7,662,024
5.00%, 07/01/41	10,075	10,436,793
McAllister Academic Village LLC, Refunding RB, Arizona State University:
5.00%, 07/01/30	5,000	5,837,150
5.00%, 07/01/32	5,000	5,801,700
5.00%, 07/01/34	5,000	5,762,650
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45	50,000	56,466,500

		162,736,042
California — 9.7%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 04/01/50	2,500	3,712,975
California County Tobacco Securitization Agency, RB, Asset-Backed, Series A:
Alameda County Securitization Corp., 6.00%, 06/01/42	885	893,151
Los Angeles County Securitization Corp., 5.25%, 06/01/21	2,650	2,685,775
California Educational Facilities Authority, RB, Chapman University, Series A:
2.98%, 04/01/25	1,655	1,614,138
3.08%, 04/01/26	2,400	2,326,320
3.18%, 04/01/27	2,875	2,782,224
California Health Facilities Financing Authority, Children’s Hospital, Series A, RB, El Camino Hospital:
5.00%, 02/01/36	5,000	5,687,900
5.00%, 02/01/37	5,000	5,683,800
California Health Facilities Financing Authority, Refunding RB:
Children’s Hospital Los Angeles, 4.50%, 07/01/20(d)	8,215	8,520,105
5.00%, 08/15/42	5,000	5,622,850

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
5.00%, 08/15/47	$10,000	$11,187,100
California Infrastructure & Economic Development Bank, RB, UCSF 2130 Third Street:
5.00%, 05/15/47	10,000	11,727,700
5.00%, 05/15/52	25,000	29,178,500
California Municipal Finance Authority, RB:
Caritas Affordable Housing Inc., 5.88%, 08/15/49	1,000	1,089,890
Sycamore Academy Project, 5.38%, 07/01/34(a)	1,000	1,017,300
Sycamore Academy Project, 5.63%, 07/01/44(a)	2,760	2,801,648
Urban Discovery Academy Project, 6.00%, 08/01/44(a)	330	338,148
Urban Discovery Academy Project, 6.13%, 08/01/49(a)	285	293,125
Vista Charter Middle School, 6.00%, 07/01/44	1,960	2,073,072
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A, 5.00%, 07/01/47	10,000	11,067,200
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT(a):
5.00%, 07/01/30	3,000	3,233,250
5.00%, 07/01/37	27,570	29,451,101
5.00%, 11/21/45	25,000	26,637,000
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc., Series A-1, AMT, 3.38%, 07/01/25	24,655	25,558,852
California School Finance Authority, RB, Alta Public Schools Project, Series A(a):
6.50%, 11/01/34	1,015	1,070,033
6.75%, 11/01/45	1,395	1,481,839
California State Public Works Board, Refunding RB, Various Capital Projects, Series D, 5.00%, 04/01/29	5,000	5,934,050
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/32	5,000	5,911,500
California Statewide Communities Development Authority, RB:
5.00%, 02/01/45	10,000	10,889,200
Kaiser Permanente, Series A, 5.00%, 04/01/42	5,055	5,515,005
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41(a)	4,205	4,502,083
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	4,665	4,978,115
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56(a)	7,175	7,768,014
University of California, Irvine East Campus Apartment, Series A, 5.00%, 05/15/47	5,000	5,633,150
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(a)	1,250	1,329,525
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 05/01/37	585	585,374
Series A, 6.00%, 05/01/43	3,800	3,801,102
Series B, 6.00%, 05/01/37	265	265,170
Series B, 6.00%, 05/01/43	7,425	7,427,153
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 08/01/29	5,000	5,705,250
City & County of San Francisco California Airports Commission, Refunding ARB:
San Francisco International Airport, Series A, AMT, 5.00%, 05/01/41	10,000	11,338,300
San Francisco International Airport, Series B, AMT, 5.00%, 05/01/46	20,000	22,556,800

Security	Par (000)	Value
California (continued)
San Francisco International Airport, Series C, AMT, 5.00%, 05/01/46	$5,405	$6,197,751
Series B, 5.00%, 05/01/47	25,000	29,009,750
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.00%, 05/01/47	5,000	5,696,850
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(a):
3.00%, 08/01/21	3,825	3,852,502
0.00%, 08/01/26(e)	1,170	798,712
0.00%, 08/01/43(e)	20,000	5,661,200
City of Irvine California, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 09/01/49	1,500	1,607,715
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, 6.60%, 07/01/50	3,600	5,204,808
City of Los Angeles Department of Airports, ARB, Los Angeles International Airports, Series A, AMT:
5.00%, 05/15/44	10,000	11,504,600
5.25%, 05/15/48	10,000	11,753,200
City of Los Angeles Department of Airports, RB, AMT, Sub-Series A:
5.00%, 05/15/28	5,000	5,786,550
5.00%, 05/15/32	5,000	5,729,000
City of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Green Bond, Series A:
5.00%, 10/01/31	5,000	5,857,350
5.00%, 10/01/32	5,000	5,839,050
City of San Jose California Airport Revenue, Refunding ARB, AMT, Series A, 5.00%, 03/01/23	5,185	5,825,192
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	21,800	21,953,472
5.60%, 06/01/36	8,150	8,234,842
County of San Diego California Water Authority Financing Corp., Refunding RB, Series B:
5.00%, 05/01/35	5,000	5,844,900
5.00%, 05/01/37	5,000	5,821,600
Eastern Municipal Water District Financing Authority, Refunding RB, Series B, 5.00%, 07/01/33	5,000	5,856,950
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	23,580	23,697,664
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	5,000	5,646,650
Series A-1, 5.00%, 06/01/27	5,000	5,783,000
Series A-1, 5.00%, 06/01/22	5,000	5,500,000
Series A-1, 5.00%, 06/01/25	5,000	5,697,500
Series A-1, 5.00%, 06/01/28	5,000	5,744,750
Series A-1, 5.00%, 06/01/29	5,040	5,756,688
Irvine Ranch Water District, Special Assessment Bonds, Build America Bonds, Series B, 6.62%, 05/01/40	8,900	11,986,787
Long Beach Unified School District, GO, Series E:
5.00%, 08/01/41	5,000	5,852,800
5.00%, 08/01/42	5,000	5,840,850
Los Angeles Department of Water, RB, Series A, 5.00%, 07/01/48	10,000	11,762,800
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	15,000	17,182,950

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B:
5.00%, 11/01/30	$5,000	$5,946,700
5.00%, 11/01/31	5,000	5,934,200
5.00%, 11/01/32	5,000	5,921,700
Natomas Unified School District, GO, Refunding, (BAM), 5.00%, 08/01/32	5,000	5,793,200
Northern California Gas Authority No. 1, RB, Series B, 2.27%, 07/01/27(b)	5,000	4,895,950
Orange County Sanitation District, Refunding RB, Series A, 5.00%, 02/01/34	5,000	5,858,550
Port of Oakland, Refunding RB, AMT, Series O, 5.00%, 05/01/23	5,000	5,395,150
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series B (NPFGC), 2.07%, 12/01/35(b)	20,000	19,428,400
Sacramento County Water Financing Authority, RB, Series B (NPFGC), 2.09%, 06/01/34(b)	10,000	9,696,800
San Diego County Water Authority Financing Corp., Refunding RB, Green Bonds, Series A:
5.00%, 05/01/32	5,000	5,899,650
5.00%, 05/01/33	5,000	5,880,050
San Jose Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A-T, 3.25%, 08/01/29	420	402,839
State of California, GO:
Build America Bonds, Various Purpose, 7.60%, 11/01/40	7,125	10,822,519
High Speed Passenger Train Bonds, Series C, 2.78%, 04/01/47(b)	18,400	18,530,824
State of California, GO, Refunding, 2.25%, 10/01/23	10,000	9,544,700
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 04/01/37	5,000	5,466,500
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	12,735	12,766,965
5.13%, 06/01/46	7,440	7,456,294
University of California, Refunding RB, General, Series AI, 5.00%, 05/15/38	5,000	5,600,500
West Basin Municipal Water District California, Refunding RB, Series A:
5.00%, 08/01/34	5,000	5,805,650
5.00%, 08/01/35	5,000	5,786,900
5.00%, 08/01/36	5,000	5,771,950

		738,969,211
Colorado — 1.4%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	5,125	5,234,060
City of Aurora Colorado Water Revenue, Refunding RB, Green Bond:
5.00%, 08/01/41	25,000	28,769,250
5.00%, 08/01/46	10,000	11,468,600
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23(a)	1,000	1,029,420
Colorado Educational & Cultural Facilities Authority, RB:
Charter Littleton Preparatory School, 5.00%, 12/01/22	125	130,510
Loveland Classical Schools, 5.00%, 07/01/46(a)	2,000	2,017,120
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	890,744

Security	Par (000)	Value
Colorado (continued)
5.13%, 11/01/49	$765	$769,322
Colorado Health Facilities Authority, RB, The Evangelical Lutheran Good Samaritan Society Project, Series R:
5.00%, 06/01/20	1,000	1,052,470
5.00%, 06/01/22	1,000	1,091,630
5.00%, 06/01/24	1,235	1,380,298
5.00%, 06/01/26	1,000	1,131,310
5.00%, 06/01/28	1,500	1,700,745
5.00%, 06/01/29	1,315	1,485,516
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series A, 5.00%, 02/01/21	5,000	5,307,450
Catholic Health Initiatives, Series A, 5.25%, 02/01/31	5,000	5,287,800
NCMC, Inc. Project, 5.00%, 05/15/28	5,000	5,751,900
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	10,000	10,812,900
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	8,000	9,998,640
Rampart Range Metropolitan District No. 1, Refunding RB, (AGM), 5.00%, 12/01/47	5,000	5,657,350
Regional Transportation District, RB, Series A, 5.00%, 11/01/46	5,000	5,734,150

		106,701,185
Connecticut — 0.6%
Connecticut Housing Finance Authority, Refunding RB:
M/F, Sub Series F-1, 3.90%, 11/15/44	1,500	1,514,265
M/F, Sub-Series A-2, AMT, 4.00%, 11/15/41	5,000	5,255,450
S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	5,560	5,673,201
Sub Series C-1,M/F, 3.95%, 05/15/38	2,225	2,278,333
Connecticut State Health & Educational Facility Authority, RB, Hartford Healthcare Obligated Group, Series F, 5.00%, 07/01/45	5,000	5,453,200
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	8,655	9,112,417
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(a)	5,552	5,893,683
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C(a):
5.75%, 02/01/24	3,320	3,508,045
5.75%, 02/01/25	3,755	3,953,752
6.25%, 02/01/30	4,930	5,305,272

		47,947,618
District of Columbia — 2.6%
District of Columbia, GO:
Series A, 5.00%, 06/01/41	10,000	11,442,400
Series D, 5.00%, 06/01/41	5,000	5,760,900
Series D, 5.00%, 06/01/42	15,000	17,323,350
District of Columbia, Refunding RB, Georgetown University Issue, 5.00%, 04/01/42	5,000	5,674,650
District of Columbia Water & Sewer Authority, RB, Series A:
Green Bond, 5.00%, 10/01/49	25,000	29,203,250
Subordinate Lien, 5.00%, 10/01/48	17,100	18,975,186
District of Columbia Water & Sewer Authority, Refunding RB:
Series B, 5.00%, 10/01/49	25,000	29,203,250
Subordinate Lien, Series C, 5.00%, 10/01/39	10,000	11,285,300
Metropolitan Washington Airports Authority, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	4,015	5,911,365

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding ARB, AMT:
5.00%, 10/01/20	$5,000	$5,341,350
5.00%, 10/01/21	5,000	5,458,150
5.00%, 10/01/24	5,000	5,726,900
5.00%, 10/01/27	5,000	5,901,600
Series A, 5.00%, 10/01/24	5,000	5,726,900
Series A, 5.00%, 10/01/30	5,000	5,617,950
Dulles Toll Road Revenue, Dulles Metrorail Project, Series A, 5.00%, 10/01/53	10,000	10,620,500
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/32	10,000	11,439,500
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/35	5,000	5,836,750

		196,449,251
Florida — 2.3%
Babcock Ranch Community Independent Special District, Special Assessment Bonds:
4.75%, 11/01/26	400	413,096
5.00%, 11/01/31	500	510,525
5.25%, 11/01/46	3,490	3,543,292
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project(f)(g):
1st Mortgage, Series A, 8.00%, 01/01/34	550	412,500
1st Mortgage, Series A, 8.25%, 01/01/44	940	705,000
1st Mortgage, Series A, 8.25%, 01/01/49	3,010	2,257,500
Series A, 5.75%, 01/01/50	395	355,812
Series B, 7.00%, 01/01/35(b)	1,390	1,324,726
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	295	302,469
5.00%, 05/01/34	750	764,947
5.13%, 05/01/45	1,030	1,050,178
Charlotte County Industrial Development Authority, RB, AMT, Town & Country Utilities Project, 5.50%, 10/01/36(a)	3,500	3,436,335
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,120,460
County of Brevard Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/31	5,000	5,438,850
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.25%, 05/15/49(a)	1,000	1,112,160
County of Miami-Dade Florida, GO, Refunding, Series A, 5.00%, 07/01/35	5,000	5,735,450
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	10,000	11,277,500
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT:
Series A, 5.00%, 10/01/36	5,000	5,553,750
Series B, 5.00%, 10/01/19	5,000	5,198,400
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	6,125	6,841,319
County of Miami-Dade Florida School Board, GO, Series A, 5.00%, 03/15/44	10,000	11,132,300
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/28	5,000	5,484,600
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,156,280

Security	Par (000)	Value
Florida (continued)
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	$10,000	$11,327,100
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 05/01/44	2,390	2,504,122
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 06/15/29	365	387,371
6.00%, 06/15/34	440	464,974
6.13%, 06/15/44	1,685	1,758,348
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 04/01/27	5,000	5,411,300
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	10,000	11,337,400
Lakewood Ranch Stewardship District Special Assessment Bonds:
4.25%, 05/01/25	565	572,588
4.88%, 05/01/35	1,190	1,214,074
4.88%, 05/01/45	2,420	2,438,949
Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	785	794,624
Village of Lakewood Ranch Sector Projects, 4.25%, 05/01/26	1,125	1,145,869
Village of Lakewood Ranch Sector Projects, 5.13%, 05/01/46	6,340	6,592,395
Live Oak Lake Community Development District, Special Assessment Bonds:
4.50%, 05/01/36	2,400	2,347,920
4.63%, 05/01/47	4,500	4,343,310
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,542,000
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 05/01/37	1,870	1,968,025
Sarasota County Health Facilities Authority, RB, Sunnyside Village Project(c):
5.00%, 05/15/38	1,040	1,141,390
5.00%, 05/15/48	1,275	1,392,721
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	10,000	11,287,800
State Board of Administration Finance Corp, RB, Series A, 3.00%, 07/01/20	5,000	5,024,350
State Board of Administration Finance Corp., RB, Series A, 2.16%, 07/01/19	1,000	996,780
State of Florida Department of Transportation, RB, 5.00%, 07/01/36	5,000	5,546,900
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(f)(g)	143	91,229
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,030	2,126,608
Tolomato Community Development District, Refunding, Special Assessment Bonds(h):
Convertible CAB, Series A3, 6.61%, 05/01/40	360	342,536
Convertible CAB, Series A4, 6.61%, 05/01/40	190	151,953
Series 2015-2, 6.61%, 05/01/40	490	321,082
Tolomato Community Development District:
Series 1, 6.61%, 05/01/40(h)	800	637,152
Series 3, 6.61%, 05/01/40(f)(g)	535	5
Special Assessment, Series 3, 6.38%, 05/01/17(f)(g)	425	4

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 05/01/35	$2,355	$2,376,949
5.63%, 05/01/45	3,680	3,710,139
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36(a)	1,500	1,535,325
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 05/01/23	2,000	2,126,520

		175,087,261
Georgia — 2.0%
Georgia Housing & Finance Authority, RB, S/F:
Series A, 3.60%, 12/01/33(c)	2,500	2,526,825
Series A, 3.85%, 12/01/38(c)	6,600	6,680,058
Series A, 3.95%, 12/01/43(c)	3,820	3,869,049
Series A, 4.00%, 12/01/48(c)	2,255	2,278,768
Series B, 3.55%, 12/01/42	10,800	10,677,852
Metropolitan Atlanta Rapid Transit Authority, RB:
Series A, 5.00%, 07/01/41	10,000	11,341,200
Series A, 5.00%, 07/01/42	10,000	11,334,300
Series A, 5.00%, 07/01/43	15,000	16,991,250
Series A, 5.00%, 07/01/44	15,000	16,980,900
Series A, 5.00%, 07/01/45	17,015	19,250,430
Series B, 5.00%, 07/01/44	10,110	11,604,966
Series B, 5.00%, 07/01/45	10,000	11,470,900
Municipal Electric Authority of Georgia, Refunding RB, Project One, Series A, 5.00%, 01/01/35	5,000	5,495,500
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 6.66%, 04/01/57	16,894	21,117,838

		151,619,836
Guam — 0.0%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	250	256,307

Hawaii — 0.2%
City & County of Honolulu HAWAII, GO, Series A, 5.00%, 09/01/42	10,000	11,629,700
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	5,000	5,555,650

		17,185,350
Illinois — 4.6%
Chicago Board of Education, GO, Series H, 5.00%, 12/01/46	5,000	5,067,900
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series C, 5.00%, 12/01/26	5,000	5,196,250
Series C, 5.00%, 12/01/27	4,585	4,771,289
Series C, 5.00%, 12/01/34	5,590	5,730,141
Series F, 5.00%, 12/01/23	7,220	7,543,817
Chicago O’Hare International Airport, Refunding RB, AMT:
Series A, 5.00%, 01/01/20	5,000	5,221,800
Series A, 5.00%, 01/01/26	13,690	14,937,707
Series B, 5.00%, 01/01/24	5,550	6,005,766
City of Chicago Illinois, GO, Refunding:
Series A, 6.00%, 01/01/38	11,020	12,410,173
Project, Series A, 5.00%, 01/01/35	5,000	5,166,700
Series C, 5.00%, 01/01/40	5,000	5,018,100
City of Chicago Illinois, GO, Taxable Project, Recovery Zone, Series D, 6.26%, 01/01/40	1,100	1,096,348
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.50%, 05/15/30	1,000	1,058,360

Security	Par (000)	Value
Illinois (continued)
Lutheran Home & Services Obligated Group, 5.63%, 05/15/42	$2,500	$2,625,500
Mercy Health System Obligation, 5.00%, 12/01/21	5,000	5,413,700
Mercy Health System Obligation, 5.00%, 12/01/23	5,000	5,577,900
Mercy Health System Obligation, 5.00%, 12/01/46	9,900	10,819,215
Presence Health Network, Series C, 5.00%, 02/15/23	5,000	5,626,150
Presence Health Network, Series C, 5.00%, 02/15/25	5,000	5,792,950
Presence Health Network, Series C, 5.00%, 02/15/26	5,000	5,839,650
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A:
0.00%, 12/15/56(e)	53,465	7,580,268
5.00%, 06/15/57	14,590	15,334,819
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(e)	63,985	10,078,277
Northern Illinois Municipal Power Agency, Refunding RB, Series A:
5.00%, 12/01/27	5,000	5,756,850
5.00%, 12/01/30	5,000	5,660,600
5.00%, 12/01/41	5,000	5,508,250
Railsplitter Tobacco Settlement Authority, RB:
5.00%, 06/01/22	5,000	5,498,000
5.00%, 06/01/23	5,000	5,598,100
5.00%, 06/01/24	10,000	11,311,800
5.00%, 06/01/25	10,000	11,429,100
State of Illinois, GO, Refunding, 5.00%, 02/01/21	25,000	25,988,000
State of Illinois, GO:
5.10%, 06/01/33	20,000	19,250,400
Series A, 5.00%, 05/01/20	10,000	10,292,900
Series A, 4.00%, 05/01/24	10,000	10,052,000
Series B, 5.00%, 11/01/19	25,000	25,715,250
Series D, 5.00%, 11/01/22	25,000	26,456,000
Series D, 5.00%, 11/01/23	5,000	5,318,300
Series D, 5.00%, 11/01/24	10,000	10,670,700
Series D, 5.00%, 11/01/25	10,000	10,701,500

		349,120,530
Indiana — 0.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	550	609,279
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.25%, 01/01/51	5,000	5,377,000
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,025	3,128,183

		9,114,462
Iowa — 0.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(b)	16,855	17,903,213
Midwestern Disaster Area, 5.50%, 12/01/22	10	10,121
Midwestern Disaster Area, 5.25%, 12/01/25	11,350	12,141,322
Midwestern Disaster Area, 5.88%, 12/01/26(a)	9,080	9,541,536
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 06/01/34	2,580	2,605,026
Series C, 5.50%, 06/01/42	2,000	2,007,540
Series C, 5.63%, 06/01/46	4,960	4,984,354

		49,193,112

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kansas — 0.3%
Sedgwick County Unified School District No.260, GO, Refunding, Series B, 5.00%, 10/01/43	$8,880	$10,151,261
University of Kansas Hospital Authority, Refunding RB, Improvement KU Health System, 5.00%, 09/01/45	8,310	9,258,254

		19,409,515
Kentucky — 1.2%
Kentucky Asset Liability Commission, Refunding RB, Series B, 2.13%, 11/01/25(b)	10,000	9,815,100
Kentucky Economic Development Finance Authority, RB:
Baptist Healthcare System, Series B, 5.00%, 08/15/33	5,000	5,556,100
Owensboro Health, Inc., Series A, 5.25%, 06/01/50	25,000	26,889,500
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Health, Inc.:
Series A, 5.00%, 06/01/28	6,105	6,826,184
Series A, 5.00%, 06/01/29	3,500	3,899,140
Series A, 5.25%, 06/01/41	5,000	5,503,800
Series B, 5.00%, 06/01/40	5,000	5,390,150
Kentucky Public Energy Authority, RB, Series A, 4.00%, 04/01/48(b)	25,000	26,740,250
Westvaco Corp., RB, MeadWestvaco Corp., 7.67%, 01/15/27(a)	3,100	3,629,189

		94,249,413
Louisiana — 0.5%
East Baton Rouge Sewerage Commission, Refunding RB, Series B, 5.00%, 02/01/39	12,270	13,756,388
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(a)	5,920	6,156,326
Louisiana Public Facilities Authority, RB, Provident Group — Flagship Properties LLC, Series A, 5.00%, 07/01/56	5,000	5,439,100
New Orleans Aviation Board, ARB, General Airport North Terminal Project, Series B, AMT, 5.00%, 01/01/48	10,000	11,126,100

		36,477,914
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 07/01/39	3,280	3,386,567
Maine State Housing Authority, RB, S/F:
Series A, 3.75%, 11/15/38	1,500	1,514,760
Series B, 3.50%, 11/15/33(c)	5,720	5,713,079
Series B, 3.75%, 11/15/38(c)	7,615	7,603,958
Series B, 3.85%, 11/15/43(c)	3,680	3,673,965
Maine State Housing Authority, Refunding RB, Series C-1, AMT, 4.00%, 11/15/34	7,125	7,303,766

		29,196,095
Maryland — 1.8%
County of Anne Arundel Maryland, GO, 5.00%, 10/01/47	10,000	11,678,000
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	600	609,198
5.25%, 07/01/44	1,220	1,237,092
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	2,845	3,073,254
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 02/15/44	1,170	1,204,398
Maryland Community Development Administration, RB, M/F, Series A:
3.80%, 07/01/38	1,565	1,587,583

Security	Par (000)	Value
Maryland (continued)
3.95%, 07/01/43	$2,350	$2,385,579
4.13%, 07/01/53	1,000	1,016,210
4.25%, 01/01/60	3,000	3,047,160
Maryland EDC, RB, Purple Line Light Rail Project, AMT:
5.00%, 03/31/24	40,795	43,997,816
5.00%, 09/30/26	10,000	10,729,800
5.00%, 03/31/41	10,000	10,983,500
5.00%, 03/31/46	5,000	5,472,950
5.00%, 03/31/51	10,000	10,908,400
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,140	1,189,761
Maryland Stadium Authority, RB:
Baltimore City Public School, 5.00%, 05/01/41	10,000	11,323,300
Construction & Revitalization, 5.00%, 05/01/35	10,730	12,517,296
Construction & Revitalization, 5.00%, 05/01/42	5,000	5,781,900

		138,743,197
Massachusetts — 5.6%
Commonwealth of Massachusetts, GO, Green Bond, Series B, 5.00%, 04/01/47	5,000	5,745,000
Commonwealth of Massachusetts, GO, Refunding, Series A(b):
(BHAC)(NPFGC), 2.15%, 05/01/37	19,655	18,949,385
(NPFGC), 2.15%, 05/01/37	7,055	6,793,048
Commonwealth of Massachusetts, GO:
5.00%, 01/01/38	5,000	5,835,850
5.00%, 01/01/44	25,000	28,998,500
5.00%, 01/01/46	5,000	5,790,700
5.00%, 01/01/48	10,000	11,563,500
Series F, 5.00%, 11/01/40	25,000	29,093,750
Series F, 5.00%, 11/01/41	5,000	5,814,300
Series F, 5.00%, 11/01/46	5,000	5,792,100
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement & Accelerated Bridge Programs, Series A:
5.00%, 06/01/42	10,000	11,608,700
5.00%, 06/01/47	10,000	11,557,400
Massachusetts Bay Transportation Authority, Refunding RB, Sub-Series A-2:
5.00%, 07/01/37	5,000	5,810,750
5.00%, 07/01/38	5,000	5,802,100
5.00%, 07/01/39	5,000	5,793,500
Massachusetts Clean Water Trust, RB, Green Bonds, Series 20, 5.00%, 02/01/35	5,000	5,735,750
Massachusetts Development Finance Agency, RB, Boston Medical Center, Series D, 5.00%, 07/01/44	13,750	14,915,725
Massachusetts Development Finance Agency, Refunding RB:
Caregroup, Series H-1, 5.00%, 07/01/23	5,000	5,617,600
Caregroup, Series H-1, 5.00%, 07/01/24	5,000	5,697,350
Caregroup, Series H-1, 5.00%, 07/01/25	5,000	5,770,850
Caregroup, Series I, 5.00%, 07/01/27	5,000	5,774,350
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	2,000	2,001,320
Emmanuel College Issue, Series A, 5.00%, 10/01/43	10,000	10,863,900
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	1,260	1,370,061
New Bridge Charles, Inc., 4.00%, 10/01/32(a)	2,560	2,540,570
New Bridge Charles, Inc., 4.13%, 10/01/42(a)	1,595	1,574,408
New Bridge Charles, Inc., 5.00%, 10/01/57(a)	4,090	4,317,445
UMass Memorial Health Care Obligated Group Issue, Series K, 5.00%, 07/01/38	5,000	5,508,500
Umass Memorial Healthcare, 5.00%, 07/01/44	5,000	5,529,550

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Woods Hole Oceanographic Institution Issue, 5.00%, 06/01/43	$5,000	$5,787,650
Woods Hole Oceanographic Institution Issue, 5.00%, 06/01/48	5,000	5,764,450
Worchester Polytechnic Institutes, Series B, 5.00%, 09/01/45	10,000	11,386,900
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 01/01/24	5,000	5,542,250
Series A, 5.00%, 01/01/22	10,000	10,792,800
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 163, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 12/01/33	4,460	4,576,183
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC), 5.00%, 01/01/27	1,000	1,011,720
Massachusetts Port Authority, Refunding ARB, AMT, Series B, 5.00%, 07/01/43	25,000	28,103,750
Massachusetts School Building Authority, Refunding RB, Series A, 5.25%, 02/15/48	50,000	59,588,500
Massachusetts State College Building Authority, Refunding RB, Series A, 5.00%, 05/01/37	5,000	5,686,450
Massachusetts Water Resources Authority, Refunding RB, Series C:
General, 5.00%, 08/01/35	5,000	5,789,250
Green Bond, 5.00%, 08/01/40	25,000	28,808,500
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 07/01/41	10,000	10,701,600

		425,705,965
Michigan — 1.7%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Water & Sewerage Department:
Senior Lien, Series A, 5.00%, 07/01/23	5,000	5,444,900
Series D (AGM), 2.15%, 07/01/32(b)	5,000	4,780,550
Coldwater Community Schools, GO, (Q-SBLF), 5.00%, 05/01/47	5,235	6,053,649
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	15,170	17,970,837
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C, 5.25%, 07/01/33	5,000	5,836,450
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,000	5,526,800
Michigan Finance Authority, Refunding RB:
Government Loan Program, Series C, 5.00%, 07/01/34	4,000	4,399,360
Government Loan Program, Series C, 5.00%, 07/01/35	4,000	4,402,000
Henry Ford Health System, 5.00%, 11/15/37	5,000	5,610,350
Local Government Loan Program, Series B, 5.00%, 07/01/44	5,000	5,347,800
Local Government Loan Program, Series D-6 (NPFGC), 5.00%, 07/01/21	5,000	5,396,950
Trinity Health Credit Group, Series A, 5.00%, 12/01/47	25,000	27,185,000
Michigan State Housing Development Authority, RB, S/F, Series A, 3.95%, 12/01/35	11,135	11,417,161
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 06/01/34	10,425	10,441,784
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 06/01/42	2,375	2,379,679

Security	Par (000)	Value
Michigan (continued)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	$5,000	$5,465,650

		127,658,920
Minnesota — 0.3%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project:
5.50%, 07/01/35	665	668,451
5.50%, 07/01/40	750	748,050
Series A, 5.75%, 07/01/46	1,220	1,231,932
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 07/01/50	2,500	2,659,300
City of Minneapolis Minnesota, RB, Hiawatha Academies Project, Series A, 5.00%, 07/01/47	3,000	2,999,880
County of Hennepin Minnesota Sales Tax Revenue, Refunding RB, Ballpark Project, Series A, 5.00%, 12/15/29	5,000	5,694,500
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Senior, Series A, 5.00%, 01/01/28	5,000	5,946,550
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	1,805	1,919,184
6.00%, 09/01/51	2,710	2,907,993
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.00%, 12/01/34	1,200	1,249,212

		26,025,052
Mississippi — 0.2%
Medical Center Educational Building Corp., Refunding RB, University of Mississippi Medical Center Facilities Expansion & Renovation Project, 5.00%, 06/01/47	5,000	5,598,850
Mississippi Hospital Equipment & Facilities Authority, RB, Baptist Memorial Health Corp., Series A, 5.00%, 09/01/46	10,000	10,783,000

		16,381,850
Missouri — 1.1%
City of State Louis Missouri Airport Revenue, RB, Series C (AGM):
5.00%, 07/01/47	5,000	5,737,850
5.00%, 07/01/42	5,000	5,754,900
City of State Louis Missouri Airport Revenue, Refunding ARB, Series A (AGM):
5.00%, 07/01/22	5,000	5,555,100
5.00%, 07/01/23	5,000	5,663,600
5.00%, 07/01/25	5,000	5,827,050
5.00%, 07/01/24	5,000	5,745,950
County of Saint Louis Missouri IDA, Refunding RB, Nazareth Living Center Project, 5.13%, 08/15/45	1,800	1,852,776
Health & Educational Facilities Authority of the State of Missouri, RB, Taxable, Washington University, Series A, 3.65%, 08/15/57	5,245	4,965,809
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church(a):
5.75%, 11/15/36	8,295	8,092,270
6.00%, 11/15/46	5,970	5,913,464
6.00%, 11/15/51	2,960	2,909,562
Metropolitan State Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/47	20,000	23,224,800

		81,243,131
Nebraska — 0.3%
Nebraska Investment Finance Authority, Refunding RB, S/F (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/35	4,250	4,308,947

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nebraska (continued)
Omaha Public Power District, Refunding RB:
Series A, 5.00%, 02/01/42	$10,000	$11,668,300
System, Series C, 5.00%, 02/01/43	5,000	5,589,700

		21,566,947
Nevada — 1.6%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 06/01/40	5,175	5,519,137
County of Clark Department of Aviation, Refunding RB, Junior Sub-Lien, AMT, Series C, 5.00%, 07/01/21	10,000	10,797,000
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/43	25,000	29,218,500
5.00%, 05/01/48	50,000	57,969,500
County of Clark School District, GO, Refunding, Series A:
5.00%, 06/15/23	5,000	5,612,550
5.00%, 06/15/24	5,000	5,692,700
County of Clark School District Nevada, GO, Refunding, Series A, 5.00%, 06/15/22	5,000	5,520,850
Las Vegas Nevada Special Improvement District 607, Refunding, Special Assessment Bonds, Local Improvement:
5.00%, 06/01/23	350	376,008
5.00%, 06/01/24	225	240,840
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(a):
4.50%, 12/15/29	350	358,761
5.00%, 12/15/38	565	585,425
5.00%, 12/15/48	690	710,486

		122,601,757
New Hampshire — 0.1%
New Hampshire Health and Education Facilities Authority, RB, Catholic Medical Center Issue, 5.00%, 07/01/44	5,000	5,513,250

New Jersey — 3.8%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	5,000	5,355,850
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	7,105	7,188,128
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,618,800
New Jersey EDA, ARB, Continental Airlines, Inc. Project, AMT, 5.13%, 09/15/23	4,660	5,058,803
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	8,325	9,100,307
Series A, 5.00%, 11/01/27	5,000	5,541,650
New Jersey EDA, Refunding RB:
5.00%, 06/15/19	5,000	5,137,700
Series A, 5.00%, 07/01/23	5,000	5,539,400
Series B, 5.00%, 11/01/20	5,000	5,266,300
Series B, 5.00%, 11/01/21	5,000	5,345,000
Series B, 5.00%, 11/01/22	5,000	5,414,200
Series B, 5.00%, 11/01/23	5,000	5,485,200
Series B, 5.00%, 11/01/24	5,000	5,502,400
Series B, 5.00%, 11/01/25	5,000	5,523,350
Series B, 5.00%, 11/01/26	5,000	5,530,550
Sub-Series A (BAM), 5.00%, 07/01/27	5,000	5,720,800
Transit Corp. Projects, Series B, 5.00%, 11/01/19	5,000	5,188,750
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	5,000	5,737,850

Security	Par (000)	Value
New Jersey (continued)
Hospital Asset Transformation Program, 5.00%, 10/01/23	$5,000	$5,480,800
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	1,000	1,102,390
St. Barnabas Health Care, Series A, 5.00%, 07/01/23	1,100	1,219,405
New Jersey Health Care System Facilities Financing Authority, Refunding RB, St. Barnabas Health Care, Series A, 5.00%, 07/01/24	3,100	3,425,035
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/21	5,000	5,408,500
5.00%, 12/01/22	5,000	5,498,950
5.00%, 12/01/23	5,000	5,561,700
New Jersey Transportation Trust Fund Authority, RB:
Build America Bonds, Series B, 6.88%, 12/15/39	11,200	11,545,184
Build America Bonds, Series B, 6.56%, 12/15/40	9,000	11,291,490
Build America Bonds, Series C, 6.10%, 12/15/28	2,500	2,607,900
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/19	5,000	5,141,350
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/20	16,500	17,271,540
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/21	5,000	5,321,950
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/22	5,000	5,400,600
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/23	5,000	5,463,650
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/27	5,000	5,535,800
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	5,000	5,517,350
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	25,000	25,057,750
Transportation Program Notes, Series BB-2, 2.25%, 06/15/34(b)	10,000	10,037,600
New Jersey Transportation Trust Fund Authority, Refunding RB (NPFGC):
5.25%, 12/15/21	5,000	5,440,650
Transportation System, Series B, 5.50%, 12/15/21	5,000	5,482,550
South Jersey Port Corp., ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	15,000	16,370,100
South Jersey Port Corp., RB, Sub-Marine Terminal, Series A, 5.00%, 01/01/49	5,000	5,469,300
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	15,000	16,294,950

		286,201,532
New York — 12.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	400	431,304
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	5,000	5,095,800
City of New York Housing Development Corp., RB, M/F, Series C-1A, 4.15%, 11/01/39	4,320	4,427,870
City of New York New York, GO, Sub-Series F-1:
5.00%, 04/01/43	25,000	29,041,500
5.00%, 04/01/45	25,000	28,995,500
City of New York New York Water & Sewer System, RB, Series DD, 5.00%, 06/15/47	5,560	6,373,428
City of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/40	5,000	5,602,100

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
City Of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/40	$5,000	$5,643,000
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	27,600	28,772,172
5.00%, 06/01/42	28,915	28,914,133
5.00%, 06/01/45	6,930	6,929,723
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,630	3,802,824
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	14,795	14,337,687
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 06/01/21	2,602	2,588,754
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,000	5,377,000
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	5,000	5,340,800
Dutchess County Local Development Corp., RB, Health Quest System, Inc., Series B, 5.00%, 07/01/46	25,000	27,728,750
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	18,765	18,763,499
Long Island Power Authority, RB, General, 5.00%, 09/01/47	5,000	5,702,000
Metropolitan Transportation Authority, RB, Sub-Series A-1, 5.00%, 11/15/45	5,000	5,540,150
Metropolitan Transportation Authority, Refunding RB:
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/33	5,000	5,907,500
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/35	5,000	5,862,150
Climate Bond Certified, Green Bond, Series B-2, 5.00%, 11/15/34	5,000	5,875,700
Green Bond, Series B-1, 5.00%, 11/15/46	5,015	5,742,325
Green Bonds, Climate Bond Certified, Series B, 5.00%, 11/15/24	5,000	5,794,800
Green Bonds, Series C-1, 5.00%, 11/15/24	10,000	11,589,600
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	10,000	10,773,900
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series F-1:
5.00%, 05/01/31	5,000	5,883,400
5.00%, 05/01/33	5,000	5,844,650
New York Liberty Development Corp., Refunding RB:
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	49,285	52,319,477
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	240	263,254
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	570	626,709
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(a)	1,655	1,971,436
4 World Trade Center Project, 5.00%, 11/15/44	10,000	10,779,500
Goldman Sachs Headquarters, 5.25%, 10/01/35	5,000	6,270,950
New York State Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/41	25,000	29,279,250
Bid Group 3, Series A, 5.00%, 03/15/42	25,000	29,256,000
Bid Group 3, Series A, 5.00%, 03/15/43	25,000	29,233,000

Security	Par (000)	Value
New York (continued)
Bid Group 4, Series A, 5.00%, 03/15/44	$20,000	$23,368,000
New York University Hospitals Center, Series A, 5.00%, 07/01/43	5,000	5,556,950
Series B, 2.70%, 03/15/22	21,160	20,894,442
New York State Dormitory Authority, Refunding RB:
St. John’s University, Series A, 5.00%, 07/01/32	5,000	5,663,750
Yeshiva University, 5.00%, 09/01/38	730	736,950
New York State Housing Finance Agency, RB, M/F, Affordable Housing:
Series D (SONYMA), 3.85%, 11/01/43	1,000	1,009,000
Series E (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.88%, 11/01/46	1,055	1,064,980
Series E (SONYMA), 3.95%, 11/01/48	2,190	2,201,388
Series F (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.90%, 05/01/47	3,585	3,632,143
New York State Urban Development Corp., Refunding RB, Series B, 2.86%, 03/15/24	15,000	14,776,650
New York Transportation Development Corp., ARB, AMT:
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/25	10,000	11,235,900
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/26	10,000	11,338,700
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/27	10,000	11,445,100
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/28	10,000	11,500,900
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/29	10,000	11,447,500
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/30	10,000	11,412,200
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/31	10,000	11,376,900
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/32	10,000	11,333,000
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/33	10,000	11,280,600
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/34	6,125	6,893,381
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/36	10,000	11,245,800
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/34	5,000	5,472,950
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/41	10,000	10,865,500
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/46	47,500	51,475,750
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.25%, 01/01/50	50,000	54,750,000
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	21,810	23,060,149
5.00%, 08/01/31	34,305	36,176,338
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24(a)	1,000	1,000,500
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	6,675	7,678,453
Consolidated, 168th Series, 4.93%, 10/01/51	6,140	7,249,989
Port Authority of New York & New Jersey, Refunding ARB, AMT, Series 207:
5.00%, 09/15/24	10,000	11,425,600
5.00%, 09/15/25	25,000	28,830,000
Port Authority of New York & New Jersey, Refunding RB, 195th Series, AMT, 5.00%, 10/01/25	5,000	5,766,650

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
State of New York Dormitory Authority, RB, Series B:
5.00%, 02/15/33	$5,000	$5,859,750
5.00%, 02/15/36	5,000	5,802,700
5.00%, 02/15/37	5,000	5,798,350
State of New York Dormitory Authority, Refunding RB:
New York University, Series A, 5.00%, 07/01/42	5,000	5,526,300
Touro College & University, Series B, 5.75%, 01/01/29	990	1,024,195
State of New York Mortgage Agency, RB, S/F, Series 188, 3.85%, 10/01/44	3,800	3,845,524
Town of Oyster Bay New York, GO, Refunding, BAN, Series C, 4.00%, 06/01/18	5,040	5,040,000
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/47	10,000	11,525,200
Westchester County Healthcare Corp., Refunding RB, Senior Lien, Series B, 5.13%, 11/01/20	5,000	5,331,400

		955,601,127
North Carolina — 1.1%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, Series B:
5.00%, 10/01/41	5,000	5,709,500
5.00%, 10/01/55	10,000	11,257,000
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 06/30/54	10,000	10,731,400
North Carolina Housing Finance Agency, RB, S/F:
Series 38-B, 3.85%, 07/01/37	5,000	5,106,250
Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.63%, 07/01/33(c)	2,750	2,780,690
Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.85%, 07/01/38(c)	10,250	10,375,050
Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48(c)	11,235	11,388,358
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.50%, 01/01/19	520	525,564
4.75%, 01/01/21	270	278,346
5.00%, 01/01/22	290	299,486
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	2,470	2,575,197
Vidant Health, 5.00%, 06/01/33	5,000	5,629,850
Vidant Health, 5.00%, 06/01/45	5,000	5,513,700
Raleigh Durham Airport Authority, Refunding RB, Series A, AMT:
5.00%, 05/01/34	5,000	5,742,800
5.00%, 05/01/35	5,000	5,734,400
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 03/01/40(a)	2,100	2,085,174

		85,732,765
North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, S/F, Housing finance Program Bonds-Home Mortgage Finance Program, Series A(c):
3.55%, 07/01/33	4,500	4,510,305
3.75%, 07/01/38	4,710	4,720,692
3.85%, 01/01/42	2,500	2,503,750

		11,734,747
Ohio — 2.2%
American Municipal Power, Inc., Refunding RB, Series B:
Build America Bonds, 6.45%, 02/15/44	10,000	13,200,400
Prairie State Energy Campus Project, 5.00%, 02/15/34(b)(h)	5,000	5,104,250

Security	Par (000)	Value
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	$2,500	$2,479,250
5.88%, 06/01/47	61,690	61,688,149
6.50%, 06/01/47	2,500	2,530,075
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 5.00%, 08/01/22	5,000	5,498,900
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 07/01/42	7,385	8,473,254
Northeast Ohio Medical University Foundation, RB, 5.00%, 12/01/42	10,000	10,286,700
Northeast Ohio Regional Sewer District, Refunding RB, 5.00%, 11/15/49	10,000	11,207,900
Ohio Turnpike & Infrastructure Commission, RB, Senior Lien, Series A, 5.00%, 02/15/48	10,000	10,911,000
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/2114	900	1,032,048
State of Ohio, RB, AMT, Portsmouth Bypass Project:
5.00%, 12/31/23	1,295	1,449,597
5.00%, 06/30/22	2,190	2,400,700
5.00%, 06/30/21	1,975	2,125,574
5.00%, 12/31/22	1,550	1,712,270
5.00%, 06/30/23	1,305	1,450,286
University of Cincinnati, RB, Series C:
5.00%, 06/01/41	6,500	7,402,785
5.00%, 06/01/46	8,795	9,983,204
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	5,000	5,787,650

		164,723,992
Oklahoma — 0.5%
Oklahoma Development Finance Authority, RB, OU Medicine Project:
Series B, 5.50%, 08/15/52	11,620	13,255,283
Series C, 5.45%, 08/15/28	6,081	6,411,502
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 06/01/35(b)	17,820	19,258,430

		38,925,215
Oregon — 0.6%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	865	928,327
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/47	10,000	11,501,200
Port of Portland Oregon Airport Revenue, RB, AMT, Series 24B:
5.00%, 07/01/47	5,000	5,674,150
5.00%, 07/01/47	5,000	5,610,350
State of Oregon, GO, Refunding Article XI-Q, Series F, 5.00%, 05/01/39	5,000	5,756,200
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	5,000	5,541,200
University of Oregon, RB, Series A, 5.00%, 04/01/46	10,000	11,437,700
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community:
5.00%, 11/15/46	1,000	1,069,930
5.00%, 11/15/51	730	775,420

		48,294,477
Pennsylvania — 4.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/33(a)	1,250	1,369,600

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
5.00%, 08/01/22	$5,000	$5,540,700
5.00%, 08/01/24	5,000	5,684,750
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 06/15/21	5,000	5,397,550
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB:
AMT, Series B, 5.00%, 07/01/21	5,000	5,418,650
AMT, Series B, 5.00%, 07/01/29	5,000	5,763,450
AMT, Series B, 5.00%, 07/01/30	5,000	5,750,600
AMT, Series B, 5.00%, 07/01/42	5,000	5,624,200
AMT, Series B, 5.00%, 07/01/47	10,000	11,206,900
Series A, 5.00%, 07/01/47	5,000	5,695,450
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 07/01/36	4,045	4,416,857
5.63%, 07/01/42	1,675	1,822,299
Commonwealth Financing Authority, RB:
Plancon Program, Series A, 3.86%, 06/01/38	4,120	4,095,610
Series A, 4.14%, 06/01/38	3,945	4,026,701
Tobacco Master Settlement payment, 5.00%, 06/01/20	3,220	3,390,885
Tobacco Master Settlement payment, 5.00%, 06/01/21	2,000	2,148,640
Tobacco Master Settlement payment, 5.00%, 06/01/22	2,875	3,148,729
Tobacco Master Settlement payment, 5.00%, 06/01/23	5,000	5,565,800
Tobacco Master Settlement payment, 5.00%, 06/01/24	5,000	5,617,550
County of Berks IDA, Refunding RB, Tower Health Projects:
5.00%, 11/01/26	5,000	5,758,250
5.00%, 11/01/47	10,000	11,142,400
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A:
5.00%, 12/01/22	895	953,032
5.00%, 12/01/23	985	1,051,133
5.00%, 12/01/24	1,035	1,107,088
5.00%, 12/01/25	1,075	1,150,454
5.25%, 12/01/45	1,500	1,559,265
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Anne’s Retirement Community, 5.00%, 04/01/33	1,575	1,616,769
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	4,815	4,866,569
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, St. Luke’s University Health Network Project, 5.00%, 08/15/46	5,000	5,545,250
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	2,170	2,483,391
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	5,000	5,464,500
Build America Bonds, Series B, 6.53%, 06/15/39	5,000	6,385,250
PA Bridges Finco LP, 5.00%, 12/31/38	5,000	5,486,450
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	5,000	5,523,300
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,601,700
Pennsylvania Rapid Bridge Replacement Project, 5.00%, 12/31/20	1,980	2,105,730

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/20	$5,000	$5,263,250
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/21	5,000	5,361,200
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	6,170	6,672,300
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/22	4,495	4,892,897
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	2,460	2,746,787
Series A, Waste Management, Inc. Project, AMT, 2.63%, 11/01/21	7,500	7,523,025
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,250	3,440,157
Pennsylvania Housing Finance Agency, RB:
S/F, Series 125B, 3.65%, 10/01/42	5,000	5,014,800
S/F, Series B, 3.95%, 10/01/40	3,100	3,160,760
Series 123B, 3.90%, 10/01/37	5,000	5,132,250
Pennsylvania Housing Finance Agency, Refunding RB, Series 121, 2.80%, 10/01/31	5,000	4,789,550
Pennsylvania State University, RB:
5.00%, 09/01/43	10,000	11,732,600
5.00%, 09/01/48	10,000	11,684,600
Pennsylvania Turnpike Commission, RB(c):
Series A, 5.25%, 12/01/44	50,000	59,366,000
Series B, 5.00%, 12/01/43	5,000	5,663,100
Series B, 5.00%, 12/01/48	5,000	5,649,000
Pennsylvania Turnpike Commission, Refunding RB, Motor License Fund, Enhanced Turnpike Subordinate, 5.00%, 12/01/38	5,000	5,618,450
Philadelphia Authority for Industrial Development, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 09/01/35	5,000	5,624,500
5.00%, 09/01/36	5,000	5,608,400
Pittsburgh Water & Sewer Authority, Refunding RB, Series A (AGM), 5.00%, 09/01/26	5,000	5,876,750
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/27	3,100	3,370,041

		333,675,869
Puerto Rico — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	13,335	13,237,254
Commonwealth of Puerto Rico, GO, Refunding, Series A(f)(g):
Public Improvement, 5.50%, 07/01/39	6,100	2,577,250
8.00%, 07/01/35	16,450	6,888,438
Commonwealth of Puerto Rico, GO, , 6.00%, 07/01/38(f)(g)	6,950	3,040,625
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 07/01/44	12,275	10,004,125
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	4,950	4,034,250

		39,781,942
Rhode Island — 0.3%
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 5.00%, 09/01/43	10,000	11,090,900
Rhode Island Housing & Mortgage Finance Corp., RB, M/F, 3.88%, 10/01/39	1,610	1,631,993

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	$5,000	$5,346,350
Series B, 4.50%, 06/01/45	5,000	5,093,100

		23,162,343
South Carolina — 1.4%
County of Lexington South Carolina Health Services District Inc., RB, Lexington Medical Center, 5.00%, 11/01/41	10,000	11,020,900
South Carolina Job-EDA, RB, Series A, 5.25%, 08/15/46(a)	1,000	1,001,040
South Carolina Ports Authority, ARB, AMT:
5.00%, 07/01/48	5,450	6,193,107
5.00%, 07/01/55	5,000	5,609,200
South Carolina Public Service Authority, RB:
Build America Bonds, Series F (AGM), 6.45%, 01/01/50	5,545	7,494,844
Santee Cooper, Series F (AGM), 5.74%, 01/01/30	5,000	5,687,000
Series A, 5.00%, 12/01/49	10,000	10,632,100
South Carolina Public Service Authority, Refunding RB:
Obligations, Series B, 5.00%, 12/01/41	10,000	10,917,100
Santee Cooper, Series D, 5.00%, 12/01/43	10,000	10,474,500
Series A, 5.00%, 12/01/50	5,000	5,343,200
State of South Carolina Public Service Authority, RB:
Build America Bonds, Series C, 6.45%, 01/01/50	1,475	1,978,595
Santee Cooper, Series E, 5.50%, 12/01/53	5,000	5,415,150
Series E, 5.00%, 12/01/48	10,000	10,589,700
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series A, 5.75%, 12/01/43	5,000	5,555,000
Series C, 5.00%, 12/01/46	10,000	10,696,500

		108,607,936
South Dakota — 0.1%
South Dakota Housing Development Authority, RB, M/F, Homeowner Mortgage, Series A(c):
3.55%, 11/01/33	4,500	4,547,745
3.80%, 11/01/38	1,070	1,082,840
3.90%, 05/01/42	2,530	2,562,131

		8,192,716
Tennessee — 1.4%
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc.:
5.00%, 04/01/23	1,000	1,103,360
5.00%, 04/01/24	1,000	1,117,450
5.00%, 04/01/25	1,000	1,129,150
5.00%, 04/01/27	1,400	1,602,776
5.00%, 04/01/28	1,000	1,125,120
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds:
Graceland Project, Series B, 5.45%, 07/01/45	575	599,851
Subordinate Tax Increment, Series C, 7.00%, 07/01/45	4,200	4,369,722
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	5,000	5,583,100
County of Nashville & Davidson Metropolitan Government Water & Sewer Revenue, Refunding RB, Green Bond, Series A, 5.00%, 07/01/46	7,000	8,086,820
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	14,740	16,392,796

Security	Par (000)	Value
Tennessee (continued)
Tennessee Energy Acquisition Corp., RB, Gas Project, Series A, 4.00%, 05/01/48(b)	$25,000	$26,662,000
Tennessee Housing Development Agency, RB, S/F, 3.65%, 07/01/45	12,185	12,163,920
Tennessee Housing Development Agency, Refunding RB, S/F, Issue 2(c):
3.35%, 01/01/31	1,330	1,334,110
3.40%, 07/01/31	1,095	1,098,384
3.50%, 07/01/33	3,650	3,666,863
3.70%, 07/01/38	8,485	8,530,310
3.85%, 07/01/42	10,000	10,076,000

		104,641,732
Texas — 7.9%
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 03/01/44	1,250	1,286,762
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 08/15/42	5,000	5,414,350
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/43	10,000	11,162,600
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 07/15/35	7,400	7,996,588
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 07/15/30	1,000	1,097,650
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	3,000	3,303,960
Subordinate Lien, Series A, 5.00%, 07/01/23	10,000	10,974,900
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	13,000	14,125,150
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 07/15/20	15,950	16,789,289
City of Houston Texas Airport System Revenue, Refunding ARB, Subordinate, Series A, AMT:
5.00%, 07/01/34	5,050	5,813,358
5.00%, 07/01/41	5,000	5,695,800
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 01/01/23	985	1,014,885
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	10,000	11,290,000
Dallas-Fort Worth International Airport, ARB, AMT:
Series A, 5.00%, 11/01/45	5,000	5,291,500
Series C, 5.13%, 11/01/43	5,000	5,448,500
Series H, 5.00%, 11/01/45	10,000	10,659,800
Dallas-Fort Worth International Airport, Refunding ARB, Series D, AMT, 5.00%, 11/01/21	5,000	5,446,900
Decatur Hospital Authority, Refunding RB, 5.25%, 09/01/44	1,880	2,017,146
Duncanville Independent School District, GO, School Building (PSF-GTD), 5.00%, 02/15/45	17,730	19,934,903
Mission Texas Economic Development Corp., RB, Senior Lien, Natural Gasoline Project, Series B, AMT, 5.75%, 10/01/31(a)	10,960	11,361,246
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A(a):
5.00%, 08/15/36	4,055	4,067,773
5.00%, 08/15/46	4,055	4,024,385
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/36	5,000	5,714,450
2nd Tier-Series B, 5.00%, 01/01/43	5,000	5,622,250
2nd Tier-Series B, 5.00%, 01/01/48	25,000	28,012,250

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Pearland Independent School District, GO, Refunding, (PSF-GTD), 5.25%, 02/15/32	$10,000	$11,738,400
Prosper Independent School District, GO, School Building (PSF-GTD), 5.00%, 02/15/44	24,125	28,047,484
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22(f)(g)	2,570	1,490,600
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,000	5,803,100
State of Texas, GO, Transportation Commission Highway Improvement:
5.00%, 04/01/39	13,000	14,859,260
5.00%, 04/01/41	7,000	7,990,640
5.00%, 04/01/44	10,000	11,197,300
5.00%, 04/01/46	22,500	25,600,050
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Senior Lien:
Series B, 2.12%, 12/15/26(b)	25,000	24,765,500
Series D, 6.25%, 12/15/26	50,000	58,478,000
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/26	5,000	5,487,250
5.00%, 12/15/28	5,000	5,464,950
Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,333,800
Natural Gas Utility Improvements, 5.00%, 12/15/23	10,000	11,087,100
Natural Gas Utility Improvements, 5.00%, 12/15/24	10,000	11,046,400
Natural Gas Utility Improvements, 5.00%, 12/15/25	10,000	11,010,400
Natural Gas Utility Improvements, 5.00%, 12/15/29	8,300	9,053,391
Natural Gas Utility Improvements, 5.00%, 12/15/30	5,000	5,447,150
Natural Gas Utility Improvements, 5.00%, 12/15/31	5,000	5,438,300
Natural Gas Utility Improvements, 5.00%, 12/15/32	10,000	10,867,800
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group:
5.00%, 12/31/40	14,845	16,191,293
5.00%, 12/31/45	10,000	10,851,700
5.00%, 12/31/50	5,000	5,405,250
5.00%, 12/31/55	10,000	10,790,000
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/47	10,000	11,604,100
State Water Implementation Fund, Series A, 5.00%, 10/15/43	25,000	29,171,250
State Water Implementation Fund, Series A, 5.00%, 10/15/45	10,000	11,354,700
State Water Implementation Revenue, 5.00%, 10/15/41	8,200	9,463,866
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 09/01/43	2,000	2,029,460
University of Houston, Refunding RB, Series A:
5.00%, 02/15/33	5,000	5,741,800
5.00%, 02/15/34	5,000	5,719,500
5.00%, 02/15/35	5,000	5,701,000

		597,797,189
Utah — 0.2%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	5,500	6,200,370
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	5,000	5,657,600
Utah State Charter School Finance Authority, RB, Early Light Academy(a):
5.00%, 07/15/34	530	528,807
5.13%, 07/15/49	4,830	4,818,553

		17,205,330

Security	Par (000)	Value
Vermont — 0.0%
Vermont Housing Finance Agency, Refunding RB, S/F, Multiple Purpose, Series B, 3.70%, 11/01/29	$2,635	$2,698,583

Virginia — 3.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 03/01/36	1,050	1,101,020
5.50%, 03/01/46	6,210	6,515,221
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project(a):
5.15%, 03/01/35	1,000	1,028,580
5.40%, 03/01/45	2,000	2,057,820
Chesapeake Bay Bridge & Tunnel District, RB, 1st General Resolution Revenue:
5.00%, 07/01/46	10,000	11,061,800
5.00%, 07/01/51	10,000	10,995,300
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 07/01/22	980	1,006,029
Residential Care Facility, 5.00%, 07/01/47	1,985	2,048,341
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 06/01/22	625	673,400
5.00%, 06/01/23	420	451,051
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.00%, 03/01/23	1,000	997,810
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A:
5.00%, 07/01/48	10,000	11,662,600
5.50%, 07/01/57	25,000	30,121,250
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(a):
5.00%, 03/01/35	2,900	2,964,699
5.00%, 03/01/45	2,975	3,018,970
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	21,000	20,316,240
University of Virginia, Refunding RB, Series B:
5.00%, 04/01/44	10,195	11,868,305
5.00%, 04/01/46	10,000	11,624,400
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(a)	3,340	3,527,073
Virginia Housing Development Authority, RB:
M/F Housing, Rental Housing, Series B, 4.00%, 06/01/53(c)	1,780	1,812,325
M/F, Rental Housing, Series A, 3.50%, 06/01/33(c)	1,335	1,351,461
M/F, Rental Housing, Series A, 3.63%, 06/01/38(c)	3,730	3,785,838
M/F, Rental Housing, Series A, 3.75%, 06/01/43(c)	4,590	4,663,624
M/F, Rental Housing, Series A, 3.88%, 06/01/48(c)	5,535	5,621,180
M/F, Rental Housing, Series A, 4.05%, 08/01/49	2,345	2,400,905
M/F, Series A, 3.65%, 03/01/43	5,000	5,010,950
M/F, Series A, 3.75%, 03/01/48	5,000	5,010,900
M/F, Series A, 3.80%, 03/01/53	5,000	5,010,850
S/F, Sub-Series C-8, 4.75%, 10/01/38	5,500	5,802,830
Virginia Port Authority, Refunding RB, AMT, Series B, 5.00%, 07/01/41	5,000	5,613,200
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT:
5.00%, 12/31/47	5,000	5,505,000
5.00%, 12/31/49	10,000	10,977,700
5.00%, 12/31/52	10,000	10,961,500
5.00%, 12/31/56	25,000	27,343,500

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Virginia (continued)
Wise County Virginia IDA, RB, Virginia Electric and Power Co., Series A, 1.88%, 11/01/40(b)	$5,000	$4,957,900

		238,869,572
Washington — 2.2%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1, 5.00%, 11/01/41	5,000	5,766,250
Central Puget Sound Regional Transit Authority, Refunding RB, Green Bond, Series S-1, 5.00%, 11/01/50	50,000	56,173,500
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 09/01/32	2,255	2,313,359
Mason County Public Hospital District No.1, RB, 5.00%, 12/01/48	10,000	11,100,200
Port of Seattle Washington, ARB, International Lien, AMT:
Series C, 5.00%, 05/01/20	5,000	5,278,450
Series C, 5.00%, 05/01/21	5,000	5,406,900
Series C, 5.00%, 05/01/22	5,000	5,523,450
Series C, 5.00%, 05/01/27	5,000	5,870,450
Series D, 5.00%, 05/01/24	5,000	5,709,050
Series D, 5.00%, 05/01/25	5,000	5,774,750
Series D, 5.00%, 05/01/26	5,000	5,813,900
Seattle Housing Authority, Refunding RB, M/F, 3.50%, 12/01/35	1,500	1,496,100
State of Washington, GO:
Refunding, Series C, 5.00%, 07/01/30	10,000	11,454,700
Series A-1, 5.00%, 08/01/40	5,000	5,674,150
Series C, 5.00%, 02/01/39	10,000	11,693,300
Series C, 5.00%, 02/01/41	10,000	11,656,700
Washington Health Care Facilities Authority, RB, Catholic Healthcare, Series A, 5.00%, 02/01/41	10,000	10,405,500

		167,110,709
West Virginia — 0.8%
State of West Virginia, GO, State Road, Series B, Group 2(c):
5.00%, 06/01/40	10,000	11,704,900
5.00%, 12/01/40	10,000	11,704,900
5.00%, 12/01/41	10,000	11,686,100
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group:
5.00%, 06/01/23	5,000	5,593,150
5.00%, 06/01/24	5,000	5,667,750
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 06/01/47	17,155	17,155,686

		63,512,486
Wisconsin — 1.6%
Public Finance Authority, ARB, Denver International Airport Great Hall Project, AMT:
5.00%, 09/30/37	5,000	5,562,500
5.00%, 09/30/49	15,000	16,537,350
Public Finance Authority, RB(a):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,285	1,266,624
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,285	1,296,192
Delray Beach Radiation Therapy, 7.00%, 11/01/46	5,085	5,334,470
Public Finance Authority, Refunding RB:
Celanese Project, Series C, AMT, 4.30%, 11/01/30	3,175	3,302,286
Celanese Project, Series D, 4.05%, 11/01/30	3,175	3,237,389
National Gypsum Co., AMT, 4.00%, 08/01/35	4,840	4,745,475
State of Wisconsin, GO, Series B:
5.00%, 05/01/32	5,000	5,737,200

Security	Par (000)	Value
Wisconsin (continued)
5.00%, 05/01/33	$5,000	$5,730,400
5.00%, 05/01/34	5,000	5,710,050
5.00%, 05/01/36	5,000	5,679,750
5.00%, 05/01/38	10,000	11,346,000
State of Wisconsin, Refunding RB, Series C, 3.15%, 05/01/27	5,435	5,307,604
Wisconsin Health & Educational Facilities Authority, RB, Series B, Marshfield Clinic:
Health System, 5.00%, 02/15/42	10,000	10,989,800
Health System, 5.00%, 02/15/46	5,100	5,590,416
5.00%, 02/15/40	10,000	10,629,700
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/35	5,000	5,691,000
Mile Bluff Medical Center, 5.50%, 05/01/34	875	897,549
Mile Bluff Medical Center, 5.75%, 05/01/39	1,060	1,087,104
Thedacare, Inc., 5.00%, 12/15/44	5,000	5,407,100

		121,085,959
Wyoming — 0.1%
Wyoming Community Development Authority, RB, S/F, Series 3, 3.70%, 06/01/39	3,940	3,973,766

Total Municipal Bonds — 87.4% (Cost — $6,575,053,448)		6,638,793,370

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Arizona — 0.4%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 07/01/22(d)	10,000	11,145,503
City of Phoenix Arizona Civic Improvement Corp, ARB, AMT, Series A, 5.00%, 07/01/47	10,000	11,311,250
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 12/01/45	10,000	11,289,425

		33,746,178
California — 4.0%
California Educational Facilities Authority, 5.00%, 10/01/46	10,000	11,473,258
California Educational Facilities Authority, RB, California Institute of Technology, 5.00%, 09/01/45	10,490	11,913,686
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 08/15/43	10,000	11,075,168
Stanford Hospital and Clinics, 5.00%, 08/15/51	10,000	10,927,925
Sutter Health, 5.00%, 08/15/52	10,000	10,945,025
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	10,000	13,293,250
California Infrastructure & Economic Development Bank, RB:
5.00%, 05/15/47	10,000	11,721,450
5.00%, 05/15/52	10,000	11,666,000
California Public Finance Authority, Refunding RB, Sharp Healthcare, Series A, 5.00%, 08/01/47	10,000	11,404,650
California State Infrastructure Authority, RB, 5.00%, 11/01/41	10,000	11,178,021
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 08/01/47	10,000	11,815,825
Chino Valley Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/47	10,000	11,881,800

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 05/01/44	$10,000	$11,022,308
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 05/15/45	10,000	11,130,529
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 05/15/35	10,000	11,002,332
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 07/01/43	10,000	10,953,550
City of Los Angeles Department of Airports, ARB, Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/48	10,000	11,746,475
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	11,041,018
Coachella Valley Unified School District/CA, GO, Election 2005, Series F (BAM), 5.00%, 08/01/46	10,000	11,347,875
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/38	8,450	9,431,414
5.00%, 11/01/43	8,530	9,487,284
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	10,000	11,784,050
Fresno Unified School District, GO, 5.00%, 08/01/44	10,000	11,200,275
Manteca California Unified School District, GO, 5.00%, 08/01/40	10,000	11,408,257
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 08/01/44	10,000	11,077,625
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 08/01/40	10,000	11,157,443
State of California, GO, Various Purposes, 5.00%, 04/01/43	10,000	11,139,500

		304,225,993
Connecticut — 0.2%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	10,000	11,265,250

Delaware — 0.2%
County of New Castle Delaware, GO, Refunding, 5.00%, 10/01/45	10,000	11,468,498

District of Columbia — 0.5%
District of Columbia Water & Sewer Authority, RB,Green Bonds, Series A, 5.00%, 10/01/52	10,000	11,490,525
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	11,112,000
Metropolitan Washington Airports Authority, ARB, AMT, 5.00%, 10/01/42	10,000	11,406,275

		34,008,800
Florida — 0.7%
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB, (AGM), 5.00%, 07/01/42	10,000	10,905,350
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	10,000	11,576,800
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems, Inc. Project, Series A, 5.50%, 08/15/54	10,000	11,545,475
Greater Orlando Aviation Authority, AMT, Series A, 5.00%, 10/01/46	10,000	11,205,050
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,222,250

		56,454,925

Security	Par (000)	Value
Georgia — 0.6%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	$20,000	$22,614,143
Clarke County Hospital Authority, Refunding RB, Piedmont Healthcare, Inc. Project, Series A, 5.00%, 07/01/46	10,000	11,074,425
County of Georgia Cobb Developmental Authority, RB, Georgia Tech Cobb Research Campus, Series A, 5.00%, 06/01/49	10,000	11,340,600

		45,029,168
Illinois — 0.2%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/36	10,000	11,289,850

Indiana — 0.1%
Indiana State Finance Authority, Refunding RB, Franciscan Alliance, Inc., 5.00%, 11/01/41	10,000	11,155,125

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Green Bonds, 5.00%, 08/01/42	10,000	11,665,175

Louisiana — 0.3%
New Orleans Aviation Board, Series B, AMT:
5.00%, 01/01/40	10,000	10,953,875
General Apartment, 5.00%, 01/01/48	10,000	11,126,150

		22,080,025
Maryland — 0.4%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/43	10,000	11,101,548
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 05/15/43	10,000	11,031,980
Maryland Stadium Authority, RB, Construction & Revitalization, 5.00%, 05/01/47	10,000	11,530,350

		33,663,878
Massachusetts — 0.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	10,000	11,095,675
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 07/01/44	10,000	10,959,506
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/44	10,000	11,307,184

		33,362,365
Michigan — 0.2%
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	10,000	11,251,000

Minnesota — 0.1%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 01/01/46	10,000	11,195,162

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 01/01/44	10,000	10,889,600
Metropolitan St. Louis Sewer District, RB, Series B:
5.00%, 05/01/43	10,000	11,132,600
5.00%, 05/01/45	10,000	11,311,100
Metropolitan State Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/47	10,000	11,607,950

		44,941,250
Nevada — 0.1%
Las Vegas Valley Water District, GO, Series B, 5.00%, 06/01/37	10,000	10,934,800

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York — 1.8%
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	$20,000	$22,917,850
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	10,000	11,195,600
Metropolitan Transportation Authority, RB, Green Bonds, Series A, 5.00%, 11/15/42	10,000	11,538,100
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Series B-1, 5.00%, 11/15/46	10,000	11,446,350
Series C-1, 5.25%, 11/15/56	10,000	11,444,150
New York State Dormitory Authority, RB, Series A:
Bid Group 4, 5.00%, 03/15/45	10,000	11,667,600
5.00%, 03/15/39	10,000	11,220,908
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	11,264,850
New York State Urban Development Corp, Refunding RB, Series A, 5.00%, 03/15/35	10,000	11,322,375
Port Authority of New York & New Jersey, RB, 5.00%, 10/15/41	10,000	11,314,417
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/37	10,000	11,439,700

		136,771,900
North Carolina — 0.5%
City of Charlotte North Carolina Airport Revenue, ARB, Series A:
5.00%, 07/01/42	10,000	11,595,625
5.00%, 07/01/47	10,000	11,551,450
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	10,000	11,249,882

		34,396,957
Ohio — 0.2%
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	10,000	11,571,425

Oklahoma — 0.3%
Oklahoma City Water Utilities Trust, Refunding RB, 5.00%, 07/01/45	10,000	11,402,950
Oklahoma Turnpike Authority, RB, 2nd Series C, 5.00%, 01/01/47	10,000	11,465,450

		22,868,400
Oregon — 0.3%
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/47	10,000	11,498,200
University of Oregon, RB, Series A, 5.00%, 04/01/48	10,000	11,549,401

		23,047,601
Pennsylvania — 0.7%
County of Lancaster Pennsylvania Hospital Authority, RB, 5.00%, 08/15/46	10,000	11,242,350
County of Montgomery Maryland, RB, Trinity Health Credit Group, Series MD, 5.00%, 12/01/45	10,000	11,284,450
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	10,000	10,963,036
Philadelphia Authority for Industrial Development Hospital, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 07/01/42	20,000	22,404,900

		55,894,736

Security	Par (000)	Value
South Carolina — 0.1%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 01/01/21(d)	$10,000	$10,761,275

Tennessee — 0.1%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	10,000	10,758,500

Texas — 1.0%
Alamo Texas Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46	10,000	11,156,450
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/48	10,000	10,861,725
County of Harris Texas, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/47	10,000	11,355,300
Midlothian Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	10,000	11,474,825
North Texas Tollway Authority, Refunding RB, Capital Appreciation, System, 1st Tier, Series I (AGC), 6.20%, 01/01/42	10,000	11,982,125
Tarrant Regional Water District, Refunding RB, 5.00%, 03/01/52	10,000	10,724,400
Texas Water Development Board, RB, Series A, 5.00%, 10/15/47	10,000	11,599,225

		79,154,050
Utah — 0.5%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	10,000	11,273,400
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 07/01/47	10,000	11,466,975
Utah State Transit Authority Sales Tax, RB, 5.00%, 06/15/38	10,000	11,383,915

		34,124,290
Virginia — 0.8%
Chesapeake Bay Bridge & Tunnel District, RB, 1st Tier General Resolution Revenue (AGM), 5.00%, 07/01/41	10,000	11,240,650
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42	10,000	11,676,250
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	11,641,375
County Of Fairfax Industrial Development Authority, RB, Inova Health Systems Project, Series A, 5.00%, 05/15/44	10,000	11,104,825
University of Virginia, Refunding RB, Series A-2, 5.00%, 04/01/45	10,000	11,356,100

		57,019,200
Washington — 0.6%
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	11,558,500
State of Washington, GO, Series A:
5.00%, 02/01/33	10,000	11,378,150
5.00%, 08/01/38	10,000	11,094,344
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	11,071,133

		45,102,127
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	10,000	10,782,825
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	10,000	10,692,711

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin (continued)
Thedacare Inc., 5.00%, 12/15/44	$10,000	$10,807,375

		32,282,911

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.5% (Cost — $1,227,417,734)		1,251,490,814

	Shares
Investment Companies — 3.8%
iShares National Muni Bond ETF(k)	2,500,000	272,775,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	5,641,000
VanEck Vectors High-Yield Municipal Index ETF	300,000	9,441,000

Total Investment Companies — 3.8% (Cost — $286,195,675)		287,857,000

Total Long- Term Investments — 109.5% (Cost — $8,228,147,474)		8,317,269,365

Short-Term Securities — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.92%(k)(j)	107,978,271	107,989,069

Total Short-Term Securities — 1.4% (Cost — $107,986,151)		107,989,069

Total Investments — 110.9% (Cost — $8,336,133,625)		8,425,258,434
Liabilities in Excess of Other Assets — (0.8)%		(59,325,237)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.1)%		(770,250,995)

Net Assets — 100.0%		$7,595,682,202

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(c)	When-issued security.
(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(j)	Annualized 7-day yield as of period end.

(k)	During the year ended May 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 05/31/17	Shares Purchased	Shares Sold		Shares Held at 05/31/18	Value at 05/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	324,126,841	—	(216,148,570	)(b)	107,978,271	$107,989,069	$1,815,880	$77,244	$(2,143)
iShares National Municipal Bond Fund	—	4,665,000	(2,165,000)		2,500,000	272,775,000	204,192	63,878	1,202,825

						$380,764,069	$2,020,072	$141,122	$1,200,682

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year US Treasury Note	12,281	09/19/18	$1,479,093	$(8,387,934)
Long U.S. Treasury Bond	10,690	09/19/18	1,551,386	(27,359,990)
5-Year U.S. Treasury Note	2,937	09/28/18	334,497	(191,057)

				$(35,938,981)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$35,938,981	$—	$35,938,981

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$109,720,787	$—	$109,720,787

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(21,504,723)	$—	$(21,504,723)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	2,251,574,504

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) May 31, 2018	BlackRock Strategic Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$287,857,000	$8,029,412,365	$—	$8,317,269,365
Short-Term Securities	107,989,069	—	—	107,989,069

	$395,846,069	$8,029,412,365	$—	$8,425,258,434

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(35,938,981)	$—	$—	$(35,938,981)

(a)	See above Schedule of Investments for values in each sector, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $767,479,954 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2018, there were no transfers between levels.

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

May 31, 2018

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$2,039,185,990	$293,697,032	$576,742,983	$8,044,494,365
Investments at value — affiliated(b)	175,579,149	4,957,488	8,268,469	380,764,069
Cash	4,296,578	100,312	170,656	—
Cash pledged for futures contracts	8,735,900	209,000	367,750	32,344,800
Receivables:
Investments sold	46,717,611	—	1,750,913	237,585,330
Interest — unaffiliated	24,984,908	4,479,007	7,908,003	101,137,844
Capital shares sold	9,272,369	363,463	279,671	32,328,416
Dividends — affiliated	194,297	7,289	16,509	265,447
From the Manager	4,913	—	—	20,363
Deferred offering costs	27,534	27,534	27,534	27,534
Prepaid expenses	69,575	17,258	14,258	446,175

Total assets	2,309,068,824	303,858,383	595,546,746	8,829,414,343

ACCRUED LIABILITIES
Bank overdraft	—	—	—	183,322
Payables:
Investments purchased	57,539,336	—	16,748,358	429,166,867
Capital shares redeemed	2,342,460	215,732	504,959	15,732,655
Variation margin on futures contracts	1,830,230	44,031	80,031	7,149,419
Income dividend distributions	1,273,141	358,195	828,165	5,421,941
Investment advisory fees	547,621	79,365	167,797	2,809,040
Service and distribution fees	244,399	43,985	50,188	526,855
Interest expense and fees	190,387	88,202	294,835	2,771,041
Recoupment of past waived fees	23,256	—	—	—
Offering costs payable	11,623	15,640	15,640	8,285
Trustees’ and Officer’s fees	4,952	2,287	2,665	13,254
Other affiliates	4,390	801	1,336	15,297
Board consolidation	4,913	1,396	1,998	20,363
Other accrued expenses	599,658	176,717	204,261	2,433,848

Total accrued liabilities	64,616,366	1,026,351	18,900,233	466,252,187

OTHER LIABILITIES
TOB Trust Certificates	141,267,161	16,418,726	70,198,674	767,479,954

Total liabilities	205,883,527	17,445,077	89,098,907	1,233,732,141

NET ASSETS	$2,103,185,297	$286,413,306	$506,447,839	$7,595,682,202

NET ASSETS CONSIST OF
Paid-in capital	$2,047,290,018	$273,820,979	$499,333,154	$7,454,294,999
Undistributed net investment income	627,546	873,153	740,460	1,894,810
Undistributed net realized gain (accumulated net realized loss)	31,132,942	(3,236,771)	(12,586,435)	86,306,565
Net unrealized appreciation (depreciation)	24,134,791	14,955,945	18,960,660	53,185,828

NET ASSETS	$2,103,185,297	$286,413,306	$506,447,839	$7,595,682,202

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (continued)

May 31, 2018

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$1,190,044,690	$152,759,093	$356,314,635	$5,791,442,097

Shares outstanding(c)	93,263,898	13,826,075	32,451,986	492,947,457

Net asset value	$$12.76	$11.05	$10.98	$11.75

Service
Net assets	$—	$7,920,541	$1,783,063	$—

Shares outstanding(c)	—	716,895	162,232	—

Net asset value	$—	$11.05	$10.99	$—

Investor A
Net assets	$631,410,193	$72,564,539	$98,414,372	$1,441,879,250

Shares outstanding(c)	49,529,072	6,562,769	8,953,703	122,781,934

Net asset value	$12.75	$11.06	$10.99	$11.74

Investor A1
Net assets	$118,779,857	$20,534,087	$13,762,933	$29,233,113

Shares outstanding(c)	9,309,151	1,856,372	1,251,587	2,488,711

Net asset value	$12.76	$11.06	$11.00	$11.75

Investor C
Net assets	$124,031,599	$29,509,224	$32,105,239	$269,156,401

Shares outstanding(c)	9,720,292	2,671,701	2,921,595	22,911,719

Net asset value	$12.76	$11.05	$10.99	$11.75

Investor C1
Net assets	$2,478,314	$1,350,061	$1,580,062	$—

Shares outstanding(c)	194,214	122,202	143,912	—

Net asset value	$12.76	$11.05	$10.98	$—

Class K
Net assets	$36,440,644	$1,775,761	$2,487,535	$63,971,341

Shares outstanding(c)	2,855,228	160,779	226,634	5,444,734

Net asset value	$12.76	$11.04	$10.98	$11.75

(a) Investments at cost — unaffiliated	$2,006,280,898	$278,540,308	$557,425,536	$7,956,575,299
(b) Investments at cost — affiliated	$175,372,396	$4,956,992	$8,267,642	$379,558,326
(c) Unlimited number of shares authorized, $0.10 par value

See notes to financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended May 31, 2018

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Interest — unaffiliated	$51,744,013	$12,156,323	$23,740,820	$207,695,323
Dividends — affiliated	1,050,460	51,240	54,546	2,020,072
Dividends — unaffiliated	—	—	—	614,489

Total investment income	52,794,473	12,207,563	23,795,366	210,329,884

EXPENSES
Investment advisory	6,080,694	1,499,974	2,561,113	30,049,117
Service and distribution — class specific	2,584,379	531,259	645,303	5,625,375
Transfer agent — class specific	663,701	260,477	611,155	3,630,807
Accounting services	308,553	68,276	112,296	938,950
Registration	128,744	23,136	25,176	459,369
Professional	124,848	75,284	78,008	311,071
Custodian	70,447	14,855	24,313	203,675
Trustees and Officer	38,318	20,491	23,074	91,587
Printing	19,940	37,416	40,756	53,580
Offering Costs	14,516	14,516	14,516	14,516
Board consolidation	4,913	1,396	1,998	20,363
Miscellaneous	62,249	33,949	36,242	179,295
Recoupment of past fees waived and/or reimbursed	9,810	—	—	—
Recoupment of past fees waived and/or reimbursed — class specific	38,119	—	—	—

Total expenses excluding interest expense and fees	10,149,231	2,581,029	4,173,950	41,577,705
Interest expense and fees(a)	1,693,217	281,225	1,138,761	10,778,191

Total expenses	11,842,448	2,862,254	5,312,711	52,355,896
Less:
Fees waived and/or reimbursed by the Manager	(270,865)	(290,379)	(317,807)	(3,205,715)
Transfer agent fees waived and/or reimbursed — class specific	(128,100)	(210,883)	(526,115)	—

Total expenses after fees waived and/or reimbursed	11,443,483	2,360,992	4,468,789	49,150,181

Net investment income	41,350,990	9,846,571	19,326,577	161,179,703

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,732,555	556,566	(582,854)	34,871,037
Investments — affiliated	(33,029)	2,518	3,399	96,215
Futures contracts	32,334,911	1,248,983	1,764,799	109,720,787
Capital gain distributions from investment companies — affiliated	23,103	948	583	44,907

	45,057,540	1,809,015	1,185,927	144,732,946

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,536,085)	(2,006,713)	(11,098,994)	(32,522,737)
Investments — affiliated	204,336	(721)	827	1,200,682
Futures contracts	(5,147,123)	(74,216)	(149,324)	(21,504,723)

	(18,478,872)	(2,081,650)	(11,247,491)	(52,826,778)

Net realized and unrealized gain (loss)	26,578,668	(272,635)	(10,061,564)	91,906,168

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,929,658	$9,573,936	$9,265,013	$253,085,871

(a)	Related to TOB Trusts.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund
	Year Ended May 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$41,350,990	$32,315,047
Net realized gain	45,057,540	5,240,714
Net change in unrealized appreciation (depreciation)	(18,478,872)	(20,661,924)

Net increase in net assets resulting from operations	67,929,658	16,893,837

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(23,475,635)	(15,542,871)
Investor A	(12,510,916)	(10,615,172)
Investor A1	(3,201,830)	(3,651,556)
Investor C	(1,977,683)	(2,182,017)
Investor C1	(55,063)	(313,499)
Class K	(64,324)	—
From net realized gain:
Institutional	(2,842,373)	—
Investor A	(1,604,174)	—
Investor A1	(389,919)	—
Investor C	(363,855)	—
Investor C1	(8,281)	—

Decrease in net assets resulting from distributions to shareholders	(46,494,053)	(32,305,115)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	789,622,883	189,578,541

NET ASSETS
Total increase in net assets	811,058,488	174,167,263
Beginning of year	1,292,126,809	1,117,959,546

End of year	$2,103,185,297	$1,292,126,809

Undistributed net investment income, end of year	$627,546	$607,638

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,846,571	$9,679,908
Net realized gain	1,809,015	792,407
Net change in unrealized appreciation (depreciation)	(2,081,650)	(10,052,624)

Net increase in net assets resulting from operations	9,573,936	419,691

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(5,466,207)	(4,803,569)
Service	(279,012)	(331,505)
Investor A	(2,579,621)	(2,687,344)
Investor A1	(756,468)	(840,110)
Investor C	(759,230)	(805,667)
Investor C1	(41,155)	(204,042)
Class K	(13,422)	—

Decrease in net assets resulting from distributions to shareholders	(9,895,115)	(9,672,237)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,258,527	158,504

NET ASSETS
Total increase (decrease) in net assets	3,937,348	(9,094,042)
Beginning of year	282,475,958	291,570,000

End of year	$286,413,306	$282,475,958

Undistributed net investment income, end of year	$873,153	$907,181

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets  (continued)

	BlackRock Pennsylvania Municipal Bond Fund
	Year Ended May 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,326,577	$18,276,332
Net realized gain (loss)	1,185,927	(1,920,926)
Net change in unrealized appreciation (depreciation)	(11,247,491)	(14,223,646)

Net increase in net assets resulting from operations	9,265,013	2,131,760

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(13,256,749)	(12,646,912)
Service	(58,703)	(48,507)
Investor A	(4,371,905)	(3,721,042)
Investor A1	(578,208)	(617,044)
Investor C	(1,019,422)	(1,073,283)
Investor C1	(54,763)	(144,353)
Class K	(19,222)	—

Decrease in net assets resulting from distributions to shareholders	(19,358,972)	(18,251,141)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	35,884,999	24,499,996

NET ASSETS
Total increase in net assets	25,791,040	8,380,615
Beginning of year	480,656,799	472,276,184

End of year	$506,447,839	$480,656,799

Undistributed net investment income, end of year	$740,460	$766,298

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Strategic Municipal Opportunities Fund
	Year Ended May 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$161,179,703	$124,958,846
Net realized gain (loss)	144,732,946	(7,535,250)
Net change in unrealized appreciation (depreciation)	(52,826,778)	(48,590,249)

Net increase in net assets resulting from operations	253,085,871	68,833,347

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(122,949,305)	(90,973,876)
Investor A	(31,688,920)	(27,868,100)
Investor A1	(826,386)	(835,147)
Investor C	(4,744,212)	(4,661,562)
Class K	(286,704)	—
From net realized gain:
Institutional	—	(42,651,988)
Investor A	—	(14,889,509)
Investor A1	—	(405,560)
Investor C	—	(3,522,931)

Decrease in net assets resulting from distributions to shareholders	(160,495,527)	(185,808,673)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,658,424,815	355,613,670

NET ASSETS
Total increase in net assets	2,751,015,159	238,638,344
Beginning of year	4,844,667,043	4,606,028,699

End of year	$7,595,682,202	$4,844,667,043

Undistributed net investment income, end of year	$1,894,810	$1,207,507

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statement of Cash Flows

Year Ended May 31, 2018

BlackRock Pennsylvania Municipal Bond Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$9,265,013
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	94,186,752
Purchases of long-term investments	(155,703,750)
Net proceeds from sales of short-term securities	11,825,277
Amortization of premium and accretion of discount on investments and other fees	1,789,474
Net realized loss on investments	579,455
Net unrealized depreciation on investments	11,098,167
(Increase) decrease in assets:
Cash pledged for futures contracts	228,000
Receivables:
Interest — unaffiliated	(688,928)
Dividends — affiliated	(5,415)
Deferred offering costs	(27,534)
Prepaid expenses	(1,456)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	(201,208)
Interest expense and fees	138,335
Other affiliates	(1,359)
Service and distribution fees	(8,155)
Accounting fees	(93,510)
Transfer agent fees	(66,080)
Trustees’ and Officer’s fees	(461)
Variation margin on futures contracts	(3,547)
Board consolidation	1,998
Other accrued expenses	110,470

Net cash used for operating activities	(27,578,462)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from issuance of capital shares	154,474,660
Payments on redemption of capital shares	(127,323,678)
Payments for offering costs	15,640
Proceeds from TOB Trust Certificates	13,357,302
Repayments of TOB Trust Certificates	(2,222,460)
Proceeds from Loan for TOB Trust Certificates	1,832,302
Repayments of Loan for TOB Trust Certificates	(1,832,302)
Cash dividends paid to shareholders	(10,552,346)

Net cash provided by financing activities	27,749,118

CASH
Net increase in cash	170,656
Cash at beginning of year	—

Cash at end of year	$170,656

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,000,426

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$8,848,998

See notes to financial statements.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund
	Institutional
	Year Ended May 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$12.60		$12.73		$12.33		$12.22	$12.54

Net investment income(a)	0.34		0.36		0.39		0.43	0.47
Net realized and unrealized gain (loss)	0.20		(0.13)		0.40		0.11	(0.22)

Net increase from investment operations	0.54		0.23		0.79		0.54	0.25

Distributions(b)
From net investment income	(0.34)		(0.36)		(0.39)		(0.43)	(0.47)
From net realized gain	(0.04)		—		—		—	(0.10)

Total distributions	(0.38)		(0.36)		(0.39)		(0.43)	(0.57)

Net asset value, end of year	$12.76		$12.60		$12.73		$12.33	$12.22

Total Return(c)
Based on net asset value	4.37%		1.88%		6.54%		4.46%	2.31%

Ratios to Average Net Assets
Total expenses	0.57	%(d)	0.61	%(d)	0.68	%(e)	0.73%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54	%(d)	0.54	%(d)	0.66%		0.68%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.44	%(d)	0.46	%(d)	0.62%		0.64%	0.73%

Net investment income	2.68	%(d)	2.88	%(d)	3.10%		3.49%	3.96%

Supplemental Data
Net assets, end of year (000)	$1,190,045		$611,571		$494,888		$315,431	$206,904

Borrowings outstanding, end of year (000)	$141,267		$60,642		$40,310		$69,453	$23,653

Portfolio turnover rate	129%		142%		119%		70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$12.58		$12.71		$12.32	$12.21	$12.53

Net investment income(a)	0.31		0.33		0.36	0.40	0.45
Net realized and unrealized gain (loss)	0.21		(0.13)		0.40	0.11	(0.23)

Net increase from investment operations	0.52		0.20		0.76	0.51	0.22

Distributions(b)
From net investment income	(0.31)		(0.33)		(0.37)	(0.40)	(0.44)
From net realized gain	(0.04)		—		—	—	(0.10)

Total distributions	(0.35)		(0.33)		(0.37)	(0.40)	(0.54)

Net asset value, end of year	$12.75		$12.58		$12.71	$12.32	$12.21

Total Return(c)
Based on net asset value	4.19%		1.63%		6.23%	4.25%	2.13%

Ratios to Average Net Assets
Total expenses	0.81	%(d)	0.85	%(d)(e)	0.93%	0.95%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79	%(d)	0.79	%(d)	0.88%	0.88%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.69	%(d)	0.71	%(d)	0.84%	0.84%	0.91%

Net investment income	2.45	%(d)	2.64	%(d)	2.87%	3.28%	3.79%

Supplemental Data
Net assets, end of year (000)	$631,410		$438,543		$364,093	$178,774	$111,545

Borrowings outstanding, end of year (000)	$141,267		$60,642		$40,310	$69,453	$23,653

Portfolio turnover rate	129%		142%		119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$12.59		$12.72		$12.33	$12.23	$12.54

Net investment income(a)	0.33		0.35		0.38	0.42	0.46
Net realized and unrealized gain (loss)	0.21		(0.13)		0.39	0.10	(0.21)

Net increase from investment operations	0.54		0.22		0.77	0.52	0.25

Distributions(b)
From net investment income	(0.33)		(0.35)		(0.38)	(0.42)	(0.46)
From net realized gain	(0.04)		—		—	—	(0.10)

Total distributions	(0.37)		(0.35)		(0.38)	(0.42)	(0.56)

Net asset value, end of year	$12.76		$12.59		$12.72	$12.33	$12.23

Total Return(c)
Based on net asset value	4.35%		1.78%		6.35%	4.29%	2.36%

Ratios to Average Net Assets
Total expenses	0.66	%(d)	0.70	%(d)	0.79%	0.81%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64	%(d)	0.64	%(d)	0.77%	0.77%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.54	%(d)	0.56	%(d)	0.72%	0.73%	0.76%

Net investment income	2.61	%(d)	2.78	%(d)	3.06%	3.39%	3.94%

Supplemental Data
Net assets, end of year (000)	$118,780		$126,274		$139,805	$143,879	$154,845

Borrowings outstanding, end of year (000)	$141,267		$60,642		$40,310	$69,453	$23,653

Portfolio turnover rate	129%		142%		119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor C
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$12.60		$12.73		$12.33	$12.23	$12.54

Net investment income(a)	0.22		0.24		0.27	0.31	0.36
Net realized and unrealized gain (loss)	0.20		(0.13)		0.40	0.10	(0.21)

Net increase from investment operations	0.42		0.11		0.67	0.41	0.15

Distributions(b)
From net investment income	(0.22)		(0.24)		(0.27)	(0.31)	(0.36)
From net realized gain	(0.04)		—		—	—	(0.10)

Total distributions	(0.26)		(0.24)		(0.27)	(0.31)	(0.46)

Net asset value, end of year	$12.76		$12.60		$12.73	$12.33	$12.23

Total Return(c)
Based on net asset value	3.33%		0.87%		5.51%	3.38%	1.44%

Ratios to Average Net Assets
Total expenses	1.57	%(d)	1.61	%(d)(e)	1.70%	1.72%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54	%(d)	1.54	%(d)	1.64%	1.64%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	1.44	%(d)	1.46	%(d)	1.60%	1.60%	1.67%

Net investment income	1.70	%(d)	1.89	%(d)	2.14%	2.52%	3.03%

Supplemental Data
Net assets, end of year (000)	$124,032		$112,978		$103,993	$67,789	$65,203

Borrowings outstanding, end of year (000)	$141,267		$60,642		$40,310	$69,453	$23,653

Portfolio turnover rate	129%		142%		119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor C1
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$12.60		$12.73		$12.33	$12.23	$12.54

Net investment income(a)	0.27		0.29		0.32	0.36	0.40
Net realized and unrealized gain (loss)	0.20		(0.13)		0.40	0.10	(0.21)

Net increase from investment operations	0.47		0.16		0.72	0.46	0.19

Distributions(b)
From net investment income	(0.27)		(0.29)		(0.32)	(0.36)	(0.40)
From net realized gain	(0.04)		—		—	—	(0.10)

Total distributions	(0.31)		(0.29)		(0.32)	(0.36)	(0.50)

Net asset value, end of year	$12.76		$12.60		$12.73	$12.33	$12.23

Total Return(c)
Based on net asset value	3.75%		1.27%		5.90%	3.76%	1.85%

Ratios to Average Net Assets
Total expenses	1.17	%(d)	1.21	%(d)	1.30%	1.32%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14	%(d)	1.14	%(d)	1.27%	1.27%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	1.04	%(d)	1.06	%(d)	1.23%	1.23%	1.26%

Net investment income	2.10	%(d)	2.27	%(d)	2.56%	2.89%	3.44%

Supplemental Data
Net assets, end of year (000)	$2,478		$2,760		$15,180	$15,873	$17,320

Borrowings outstanding, end of year (000)	$141,267		$60,642		$40,310	$69,453	$23,653

Portfolio turnover rate	129%		142%		119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Class K
	Period from 01/25/18 (a) to 05/31/18
Net asset value, beginning of period	$12.71

Net investment income(b)	0.11
Net realized and unrealized (loss)	0.06

Net increase from investment operations	0.17

Distributions from net investment income(c)	(0.12)

Net asset value, end of period	$12.76

Total Return(d)(e)
Based on net asset value	1.31%

Ratios to Average Net Assets(f)(g)
Total expenses	0.54	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.49%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(i)	0.39%

Net investment income	2.76%

Supplemental Data
Net assets, end of period (000)	$36,441

Borrowings outstanding, end of period (000)	$141,267

Portfolio turnover rate	129%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund
	Institutional
	Year Ended May 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$11.05	$11.38		$11.01	$11.09	$11.22

Net investment income(a)	0.40	0.39		0.40	0.41	0.43
Net realized and unrealized gain (loss)	0.00 (b)	(0.33)		0.37	(0.08)	(0.13)

Net increase from investment operations	0.40	0.06		0.77	0.33	0.30

Distributions from net investment income(c)	(0.40)	(0.39)		(0.40)	(0.41)	(0.43)

Net asset value, end of year	$11.05	$11.05		$11.38	$11.01	$11.09

Total Return(d)
Based on net asset value	3.69%	0.56%		7.13%	2.93%	2.89%

Ratios to Average Net Assets
Total expenses	0.84%	0.80	%(e)	0.81%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64%	0.66	%(e)	0.75%	0.77%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.54%	0.61	%(e)	0.72%	0.74%	0.76%

Net investment income	3.60%	3.51	%(e)	3.58%	3.62%	4.04%

Supplemental Data
Net assets, end of year (000)	$152,759	$141,585		$135,174	$115,135	$109,182

Borrowings outstanding, end of year (000)	$16,419	$9,281		$9,281	$7,231	$7,231

Portfolio turnover rate	16%	21%		7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Service
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.05		$11.38		$11.01	$11.09	$11.22

Net investment income(a)	0.37		0.36		0.38	0.39	0.42
Net realized and unrealized gain (loss)	(0.00	)(b)	(0.32)		0.38	(0.08)	(0.14)

Net increase from investment operations	0.37		0.04		0.76	0.31	0.28

Distributions from net investment income(c)	(0.37)		(0.37)		(0.39)	(0.39)	(0.41)

Net asset value, end of year	$11.05		$11.05		$11.38	$11.01	$11.09

Total Return(d)
Based on net asset value	3.43%		0.36%		7.00%	2.83%	2.78%

Ratios to Average Net Assets
Total expenses	1.09%		1.05	%(e)	1.05%	1.04%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%		0.86	%(e)	0.87%	0.86%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.79%		0.82	%(e)	0.84%	0.84%	0.87%

Net investment income	3.35%		3.27	%(e)	3.43%	3.53%	3.94%

Supplemental Data
Net assets, end of year (000)	$7,921		$9,594		$10,514	$17,654	$17,881

Borrowings outstanding, end of year (000)	$16,419		$9,281		$9,281	$7,231	$7,231

Portfolio turnover rate	16%		21%		7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.06		$11.39		$11.02	$11.10	$11.23

Net investment income(a)	0.37		0.37		0.38	0.39	0.42
Net realized and unrealized gain (loss)	(0.00	)(b)	(0.33)		0.38	(0.08)	(0.14)

Net increase from investment operations	0.37		0.04		0.76	0.31	0.28

Distributions from net investment income(c)	(0.37)		(0.37)		(0.39)	(0.39)	(0.41)

Net asset value, end of year	$11.06		$11.06		$11.39	$11.02	$11.10

Total Return(d)
Based on net asset value	3.43%		0.36%		6.99%	2.83%	2.78%

Ratios to Average Net Assets
Total expenses	1.02%		0.99	%(e)	0.99%	0.98%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%		0.86	%(e)	0.87%	0.86%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.79%		0.82	%(e)	0.84%	0.84%	0.87%

Net investment income	3.35%		3.29	%(e)	3.44%	3.52%	3.93%

Supplemental Data
Net assets, end of year (000)	$72,565		$77,920		$81,164	$66,469	$45,073

Borrowings outstanding, end of year (000)	$16,419		$9,281		$9,281	$7,231	$7,231

Portfolio turnover rate	16%		21%		7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A1
	Year Ended May 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$11.07	$11.39		$11.02	$11.10	$11.23

Net investment income(a)	0.39	0.38		0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.01)	(0.32)		0.37	(0.08)	(0.13)

Net increase from investment operations	0.38	0.06		0.77	0.33	0.30

Distributions from net investment income(b)	(0.39)	(0.38)		(0.40)	(0.41)	(0.43)

Net asset value, end of year	$11.06	$11.07		$11.39	$11.02	$11.10

Total Return(c)
Based on net asset value	3.49%	0.59%		7.12%	2.95%	2.93%

Ratios to Average Net Assets
Total expenses	0.87%	0.83	%(d)	0.83%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%	0.72	%(d)	0.75%	0.74%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.64%	0.68	%(d)	0.72%	0.72%	0.72%

Net investment income	3.50%	3.43	%(d)	3.57%	3.65%	4.09%

Supplemental Data
Net assets, end of year (000)	$20,534	$22,697		$26,092	$29,707	$31,338

Borrowings outstanding, end of year (000)	$16,419	$9,281		$9,281	$7,231	$7,231

Portfolio turnover rate	16%	21%		7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor C
	Year Ended May 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$11.05	$11.38		$11.00	$11.08	$11.21

Net investment income(a)	0.29	0.28		0.30	0.31	0.34
Net realized and unrealized gain (loss)	0.00 (b)	(0.33)		0.38	(0.08)	(0.14)

Net increase (decrease) from investment operations	0.29	(0.05)		0.68	0.23	0.20

Distributions from net investment income(c)	(0.29)	(0.28)		(0.30)	(0.31)	(0.33)

Net asset value, end of year	$11.05	$11.05		$11.38	$11.00	$11.08

Total Return(d)
Based on net asset value	2.65%	(0.41)%		6.28%	2.04%	1.99%

Ratios to Average Net Assets
Total expenses	1.78%	1.73	%(e)	1.73%	1.73%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64%	1.62	%(e)	1.64%	1.63%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.54%	1.57	%(e)	1.61%	1.61%	1.64%

Net investment income	2.60%	2.53	%(e)	2.67%	2.75%	3.16%

Supplemental Data
Net assets, end of year (000)	$29,509	$29,276		$30,810	$28,614	$26,429

Borrowings outstanding, end of year (000)	$16,419	$9,281		$9,281	$7,231	$7,231

Portfolio turnover rate	16%	21%		7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor C1
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.05		$11.38		$11.01	$11.09	$11.22

Net investment income(a)	0.34		0.33		0.34	0.35	0.38
Net realized and unrealized gain (loss)	(0.00	)(b)	(0.33)		0.37	(0.08)	(0.13)

Net increase (decrease) from investment operations	0.34		—		0.71	0.27	0.25

Distributions from net investment income(c)	(0.34)		(0.33)		(0.34)	(0.35)	(0.38)

Net asset value, end of year	$11.05		$11.05		$11.38	$11.01	$11.09

Total Return(d)
Based on net asset value	3.08%		(0.01)%		6.59%	2.43%	2.41%

Ratios to Average Net Assets
Total expenses	1.37%		1.32	%(e)	1.32%	1.33%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.22%		1.23	%(e)	1.26%	1.25%	1.26%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.12%		1.18	%(e)	1.23%	1.23%	1.23%

Net investment income	3.02%		2.92	%(e)	3.05%	3.14%	3.58%

Supplemental Data
Net assets, end of year (000)	$1,350		$1,403		$7,815	$7,981	$8,594

Borrowings outstanding, end of year (000)	$16,419		$9,281		$9,281	$7,231	$7,231

Portfolio turnover rate	16%		21%		7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Class K
	Period from 01/25/18 (a) to 05/31/18
Net asset value, beginning of period	$11.11

Net investment income(b)	0.14
Net realized and unrealized (loss)	(0.07)

Net increase from investment operations	0.07

Distributions from net investment income(c)	(0.14)

Net asset value, end of period	$11.04

Total Return(d)(e)
Based on net asset value	0.66%

Ratios to Average Net Assets(f)
Total expenses	0.74	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.47%

Net investment income	3.88%

Supplemental Data
Net assets, end of period (000)	$1,776

Borrowings outstanding, end of period (000)	$16,419

Portfolio turnover rate	16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund
	Institutional
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.21	$11.58	$11.31	$11.21	$11.54

Net investment income(a)	0.45	0.46	0.46	0.46	0.47
Net realized and unrealized gain (loss)	(0.23)	(0.37)	0.27	0.10	(0.33)

Net increase from investment operations	0.22	0.09	0.73	0.56	0.14

Distributions from net investment income(b)	(0.45)	(0.46)	(0.46)	(0.46)	(0.47)

Net asset value, end of year	$10.98	$11.21	$11.58	$11.31	$11.21

Total Return(c)
Based on net asset value	2.02%	0.81%	6.59%	5.02%	1.50%

Ratios to Average Net Assets
Total expenses	0.97%	0.95%	0.87%	0.87%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.78%	0.79%	0.78%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.55%	0.61%	0.71%	0.71%	0.71%

Net investment income	4.06%	4.05%	4.04%	4.01%	4.39%

Supplemental Data
Net assets, end of year (000)	$356,315	$298,557	$327,314	$321,896	$311,954

Borrowings outstanding, end of year (000)	$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Service
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.22	$11.59	$11.31	$11.22	$11.54

Net investment income(a)	0.42	0.43	0.44	0.44	0.45
Net realized and unrealized gain (loss)	(0.23)	(0.37)	0.28	0.09	(0.32)

Net increase from investment operations	0.19	0.06	0.72	0.53	0.13

Distributions from net investment income(b)	(0.42)	(0.43)	(0.44)	(0.44)	(0.45)

Net asset value, end of year	$10.99	$11.22	$11.59	$11.31	$11.22

Total Return(c)
Based on net asset value	1.76%	0.59%	6.50%	4.73%	1.41%

Ratios to Average Net Assets
Total expenses	1.19%	1.13%	1.12%	1.04%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.03%	1.00%	0.97%	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.80%	0.83%	0.89%	0.89%	0.89%

Net investment income	3.81%	3.84%	3.85%	3.83%	4.20%

Supplemental Data
Net assets, end of year (000)	$1,783	$1,427	$1,217	$8,636	$7,422

Borrowings outstanding, end of year (000)	$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor A
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.22	$11.59	$11.32	$11.23	$11.55

Net investment income(a)	0.42	0.43	0.44	0.44	0.46
Net realized and unrealized gain (loss)	(0.23)	(0.37)	0.27	0.09	(0.33)

Net increase from investment operations	0.19	0.06	0.71	0.53	0.13

Distributions from net investment income(b)	(0.42)	(0.43)	(0.44)	(0.44)	(0.45)

Net asset value, end of year	$10.99	$11.22	$11.59	$11.32	$11.23

Total Return(c)
Based on net asset value	1.76%	0.59%	6.40%	4.73%	1.41%

Ratios to Average Net Assets
Total expenses	1.16%	1.11%	1.04%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.03%	1.00%	0.97%	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.80%	0.83%	0.89%	0.89%	0.89%

Net investment income	3.82%	3.83%	3.85%	3.83%	4.20%

Supplemental Data
Net assets, end of year (000)	$98,414	$130,405	$88,994	$64,720	$55,500

Borrowings outstanding, end of year (000)	$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor A1
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.22	$11.60	$11.33	$11.23	$11.55

Net investment income(a)	0.44	0.45	0.46	0.46	0.47
Net realized and unrealized gain (loss)	(0.22)	(0.38)	0.27	0.10	(0.32)

Net increase from investment operations	0.22	0.07	0.73	0.56	0.15

Distributions from net investment income(b)	(0.44)	(0.45)	(0.46)	(0.46)	(0.47)

Net asset value, end of year	$11.00	$11.22	$11.60	$11.33	$11.23

Total Return(c)
Based on net asset value	2.01%	0.66%	6.57%	5.00%	1.57%

Ratios to Average Net Assets
Total expenses	0.98%	0.94%	0.87%	0.86%	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88%	0.85%	0.81%	0.80%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.65%	0.68%	0.73%	0.73%	0.73%

Net investment income	3.96%	3.99%	4.02%	4.00%	4.37%

Supplemental Data
Net assets, end of year (000)	$13,763	$15,266	$16,030	$16,548	$17,823

Borrowings outstanding, end of year (000)	$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor C
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.22	$11.59	$11.32	$11.22	$11.55

Net investment income(a)	0.34	0.35	0.35	0.35	0.37
Net realized and unrealized gain (loss)	(0.23)	(0.37)	0.27	0.10	(0.33)

Net increase (decrease) from investment operations	0.11	(0.02)	0.62	0.45	0.04

Distributions from net investment income(b)	(0.34)	(0.35)	(0.35)	(0.35)	(0.37)

Net asset value, end of year	$10.99	$11.22	$11.59	$11.32	$11.22

Total Return(c)
Based on net asset value	1.01%	(0.17)%	5.57%	4.01%	0.53%

Ratios to Average Net Assets
Total expenses	1.87%	1.84%	1.76%	1.75%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.78%	1.76%	1.76%	1.74%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.54%	1.59%	1.68%	1.68%	1.67%

Net investment income	3.06%	3.08%	3.07%	3.04%	3.42%

Supplemental Data
Net assets, end of year (000)	$32,105	$33,427	$34,195	$28,972	$24,647

Borrowings outstanding, end of year (000)	$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor C1
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.21	$11.58	$11.31	$11.21	$11.54

Net investment income(a)	0.39	0.39	0.40	0.39	0.42
Net realized and unrealized gain (loss)	(0.23)	(0.37)	0.27	0.10	(0.34)

Net increase from investment operations	0.16	0.02	0.67	0.49	0.08

Distributions from net investment income(b)	(0.39)	(0.39)	(0.40)	(0.39)	(0.41)

Net asset value, end of year	$10.98	$11.21	$11.58	$11.31	$11.21

Total Return(c)
Based on net asset value	1.42%	0.23%	6.01%	4.45%	0.95%

Ratios to Average Net Assets
Total expenses	1.47%	1.44%	1.36%	1.35%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	1.36%	1.34%	1.33%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.14%	1.19%	1.26%	1.26%	1.26%

Net investment income	3.48%	3.47%	3.49%	3.46%	3.84%

Supplemental Data
Net assets, end of year (000)	$1,580	$1,575	$4,528	$4,735	$5,460

Borrowings outstanding, end of year (000)	$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Class K
	Period from 01/25/18 (a) to 05/31/18
Net asset value, beginning of period	$11.07

Net investment income(b)	0.15
Net realized and unrealized gain (loss)	(0.09)

Net increase from investment operations	0.06

Distributions from net investment income(c)	(0.15)

Net asset value, end of period	$10.98

Total Return(d)(e)
Based on net asset value	0.60%

Ratios to Average Net Assets(f)
Total expenses	0.84	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.49%

Net investment income	4.41%

Supplemental Data
Net assets, end of period (000)	$2,488

Borrowings outstanding, end of period (000)	$70,199

Portfolio turnover rate	17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund
	Institutional
	Year Ended May 31,
	2018		2017		2016		2015		2014
Per Share Operating Performance
Net asset value, beginning of year	$11.57		$11.79		$11.24		$11.35		$11.41

Net investment income(a)	0.33		0.31		0.31		0.32		0.32
Net realized and unrealized gain (loss)	0.18		(0.07)		0.55		(0.07)		0.04

Net increase from investment operations	0.51		0.24		0.86		0.25		0.36

Distributions(b)
From net investment income	(0.33)		(0.31)		(0.31)		(0.32)		(0.33)
From net realized gain	—		(0.15)		—		(0.04)		(0.09)

Total distributions	(0.33)		(0.46)		(0.31)		(0.36)		(0.42)

Net asset value, end of year	$11.75		$11.57		$11.79		$11.24		$11.35

Total Return(c)
Based on net asset value	4.47%		2.13%		7.76%		2.13%		3.28%

Ratios to Average Net Assets
Total expenses	0.81	%(d)	0.74	%(d)	0.72	%(d)	0.69	%(d)	0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75	%(d)	0.69	%(d)	0.67	%(d)	0.64	%(d)	0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.57	%(d)	0.57	%(d)	0.59	%(d)	0.59	%(d)	0.65%

Net investment income	2.83	%(d)	2.71	%(d)	2.69	%(d)	2.82	%(d)	2.95%

Supplemental Data
Net assets, end of year (000)	$5,791,442		$3,512,455		$3,197,986		$2,186,540		$953,869

Borrowings outstanding, end of year (000)	$767,480		$526,645		$412,485		$298,790		$130,985

Portfolio turnover rate	145%		171%		174%		185%		200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A
	Year Ended May 31,
	2018		2017		2016		2015		2014
Per Share Operating Performance
Net asset value, beginning of year	$11.56		$11.78		$11.23		$11.35		$11.41

Net investment income(a)	0.31		0.29		0.28		0.28		0.30
Net realized and unrealized gain (loss)	0.18		(0.07)		0.55		(0.07)		0.03

Net increase from investment operations	0.49		0.22		0.83		0.21		0.33

Distributions(b)
From net investment income	(0.31)		(0.29)		(0.28)		(0.29)		(0.30)
From net realized gain	—		(0.15)		—		(0.04)		(0.09)

Total distributions	(0.31)		(0.44)		(0.28)		(0.33)		(0.39)

Net asset value, end of year	$11.74		$11.56		$11.78		$11.23		$11.35

Total Return(c)
Based on net asset value	4.26%		1.92%		7.62%		1.81%		3.04%

Ratios to Average Net Assets
Total expenses	1.02	%(d)	0.95	%(d)	0.94	%(d)	0.92	%(d)	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(d)	0.90	%(d)	0.89	%(d)	0.87	%(d)	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.78	%(d)	0.78	%(d)	0.80	%(d)	0.82	%(d)	0.88%

Net investment income	2.63	%(d)	2.50	%(d)	2.47	%(d)	2.59	%(d)	2.73%

Supplemental Data
Net assets, end of year (000)	$1,441,879		$1,049,555		$1,111,770		$801,753		$283,506

Borrowings outstanding, end of year (000)	$767,480		$526,645		$412,485		$298,790		$130,985

Portfolio turnover rate	145%		171%		174%		185%		200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended May 31,
	2018		2017		2016		2015		2014
Per Share Operating Performance
Net asset value, beginning of year	$11.56		$11.79		$11.23		$11.35		$11.41

Net investment income(a)	0.32		0.31		0.30		0.31		0.32
Net realized and unrealized gain (loss)	0.19		(0.09)		0.56		(0.09)		0.03

Net increase from investment operations	0.51		0.22		0.86		0.22		0.35

Distributions(b)
From net investment income	(0.32)		(0.30)		(0.30)		(0.30)		(0.32)
From net realized gain	—		(0.15)		—		(0.04)		(0.09)

Total distributions	(0.32)		(0.45)		(0.30)		(0.34)		(0.41)

Net asset value, end of year	$11.75		$11.56		$11.79		$11.23		$11.35

Total Return(c)
Based on net asset value	4.49%		1.98%		7.78%		1.94%		3.19%

Ratios to Average Net Assets
Total expenses	0.88	%(d)	0.81	%(d)	0.79	%(d)	0.78	%(d)	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.83	%(d)	0.76	%(d)	0.74	%(d)	0.73	%(d)	0.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.64	%(d)	0.64	%(d)	0.66	%(d)	0.68	%(d)	0.73%

Net investment income	2.77	%(d)	2.64	%(d)	2.65	%(d)	2.70	%(d)	2.89%

Supplemental Data
Net assets, end of year (000)	$29,233		$30,691		$33,472		$34,264		$37,708

Borrowings outstanding, end of year (000)	$767,480		$526,645		$412,485		$298,790		$130,985

Portfolio turnover rate	145%		171%		174%		185%		200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor C
	Year Ended May 31,
	2018		2017		2016		2015		2014
Per Share Operating Performance
Net asset value, beginning of year	$11.56		$11.79		$11.23		$11.35		$11.41

Net investment income(a)	0.22		0.20		0.20		0.20		0.22
Net realized and unrealized gain (loss)	0.19		(0.08)		0.56		(0.08)		0.03

Net increase from investment operations	0.41		0.12		0.76		0.12		0.25

Distributions(b)
From net investment income	(0.22)		(0.20)		(0.20)		(0.20)		(0.22)
From net realized gain	—		(0.15)		—		(0.04)		(0.09)

Total distributions	(0.22)		(0.35)		(0.20)		(0.24)		(0.31)

Net asset value, end of year	$11.75		$11.56		$11.79		$11.23		$11.35

Total Return(c)
Based on net asset value	3.54%		1.05%		6.80%		1.03%		2.26%

Ratios to Average Net Assets
Total expenses	1.79	%(d)	1.72	%(d)	1.70	%(d)	1.69	%(d)	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.73	%(d)	1.67	%(d)	1.65	%(d)	1.64	%(d)	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	1.55	%(d)	1.55	%(d)	1.57	%(d)	1.58	%(d)	1.64%

Net investment income	1.86	%(d)	1.73	%(d)	1.72	%(d)	1.80	%(d)	1.98%

Supplemental Data
Net assets, end of year (000)	$269,156		$251,966		$262,800		$205,674		$120,840

Borrowings outstanding, end of year (000)	$767,480		$526,645		$412,485		$298,790		$130,985

Portfolio turnover rate	145%		171%		174%		185%		200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Class K
	Period from 01/25/18 (a) to 05/31/18
Per Share Operating Performance
Net asset value, beginning of period	$11.73

Net investment income(b)	0.11
Net realized and unrealized gain	0.02

Net increase from investment operations	0.13

Distributions from net investment income(c)	(0.11)

Net asset value, end of period	$11.75

Total Return(d)(e)
Based on net asset value	1.16%

Ratios to Average Net Assets(f)(g)
Total expenses	0.74	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(i)	0.50%

Net investment income	3.20%

Supplemental Data
Net assets, end of period (000)	$63,971

Borrowings outstanding, end of year (000)	$767,480

Portfolio turnover rate	145%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Notes to Financial Statements

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” and collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” and individually as a “Fund”:

Registrant	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K(a) Shares	No		No		None
Investor A Shares	Yes		No	(b)	None
Investor A1 Shares	No	(c)	No	(d)	None
Investor C Shares	No		Yes		None
Investor C1 Shares	No		No	(e)	None

(a)	Commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.
(d)	Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans to or redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.
(e)	CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Offering costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to the fund. A fund typically invests the cash received in additional municipal bonds.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
California Municipal Opportunities	$1,123,957	$440,423	$128,837	$1,693,217
New Jersey Municipal Bond	177,904	59,004	44,317	281,225
Pennsylvania Municipal Bond	738,313	328,353	72,095	1,138,761
Strategic Municipal Opportunities	7,139,234	2,793,764	845,193	10,778,191

For the year ended May 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
California Municipal Opportunities	$324,576,991	$141,267,161	1.06% — 1.26%	$95,423,715	1.78%
New Jersey Municipal Bond	28,327,527	16,418,726	1.06 — 1.21	15,175,141	1.85
Pennsylvania Municipal Bond	134,432,934	70,198,674	1.06 — 1.31	64,667,424	1.76
Strategic Municipal Opportunities	1,251,490,814	767,479,954	1.06 — 1.31	612,272,624	1.76

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at May 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at May 31, 2018.

For the year ended May 31, 2018, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
California Municipal Opportunities	$—	$—	$—	—%
New Jersey Municipal Bond	—	—	—	—
Pennsylvania Municipal Bond	—	—	40,160	0.78
Strategic Municipal Opportunities	—	—	27,117	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust, on behalf of its Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
First $1 Billion	0.38%	0.52%	0.52%	0.55%
$1 Billion — $3 Billion	0.36	0.49	0.49	0.52
$3 Billion — $5 Billion	0.34	0.47	0.47	0.50
$5 Billion — $10 Billion	0.33	0.45	0.45	0.48
Greater than $10 Billion	0.32	0.44	0.44	0.47

Prior to June 12, 2017, the annual rates as a percentage of average daily net assets, for New Jersey Municipal Bond and Pennsylvania Municipal Bond were as follows:

Average Daily Net Assets	Investment Advisory Fees
First $500 Million	0.550%
$500 Million — $1 Billion	0.525
Greater than $1 Billion	0.500

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—%	0.25%	0.25%	—%
Investor A	0.25	0.25	0.25	0.25
Investor A1	0.10	0.10	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	0.25	0.25	0.25	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35	0.35	0.35	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended May 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$—	$1,282,277	$122,905	$1,163,810	$15,387	$2,584,379
New Jersey Municipal Bond	20,687	191,418	21,493	289,696	7,965	531,259
Pennsylvania Municipal Bond	3,848	285,800	14,559	331,813	9,283	645,303
Strategic Municipal Opportunities	—	3,031,211	29,944	2,564,220	—	5,625,375

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
New Jersey Municipal Bond	$124,235	$2,071	$—	$—	$126,306
Pennsylvania Municipal Bond	420,974	—	94	25	421,093
Strategic Municipal Opportunities	665,045	—	—	—	665,045

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended May 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$1,816	$—	$1,280	$1,995	$740	$48	$—	$5,879
New Jersey Municipal Bond	486	969	548	424	310	42	—	2,779
Pennsylvania Municipal Bond	789	51	854	545	365	26	—	2,630
Strategic Municipal Opportunities	8,787	—	4,333	298	2,123	—	—	15,541

For the year ended May 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$419,710	$—	$148,620	$45,562	$48,577	$1,232	$—	$663,701
New Jersey Municipal Bond	179,133	9,736	42,934	11,245	16,512	917	—	260,477
Pennsylvania Municipal Bond	485,742	1,720	97,906	8,649	16,280	858	—	611,155
Strategic Municipal Opportunities	3,092,112	—	387,962	13,717	137,016	—	—	3,630,807

Other Fees: For the year ended May 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$16,763	$5,177	$10,101	$44,161

For the year ended May 31, 2018, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$128,576	$42,415	$2,430	$213,029
Investor C	11,180	5,688	2,453	26,266
Investor C1	430	—	—	—

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets through September 30, 2019. For the year ended May 31, 2018, the Manager waived $2,932,438 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2018, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$99,851	$5,356	$4,782	$189,029

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2018, the amount waived with respect to Strategic Municipal Opportunities was $63,885.

The Funds have begun to incur expenses in connection with a potential reconfiguration of the boards of trustees of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended May 31, 2018, the amounts reimbursed were as follows:

	California Municipal Opportunities	Strategic Municipal Opportunities
Amount waived	$4,913	$20,363

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.44%	0.52%	0.54%
Service	—	0.77	0.79
Investor A	0.69	0.77	0.79
Investor A1	0.54	0.62	0.64
Investor C	1.44	1.52	1.54
Investor C1	1.04	1.12	1.14
Class K(a)	0.39	0.47	0.49

(a)	Effective January 25, 2018, implemented contractual cap upon launch through September 30, 2019.

With respect to New Jersey Municipal Bond and Pennsylvania Municipal Bond, prior to December 29, 2017, the expense limitations as a percentage of average daily net assets were as follows:

Institutional	0.55%
Service	0.80
Investor A	0.80
Investor A1	0.65
Investor C	1.55
Investor C1	1.15

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019, unless approved by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds.

In addition, the following Funds had a waiver of investment advisory fees, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2018, the amounts were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount waived	$166,101	$285,023	$313,025

For the year ended May 31, 2018, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount reimbursed	$16,235	$3,103	$5,233	$57,551

For the year ended May 31, 2018, the amounts included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$101,444	$—	$7,210	$8,269	$10,578	$599	$—	$128,100
New Jersey Municipal Bond	152,598	8,339	30,116	7,694	11,399	737	—	210,883
Pennsylvania Municipal Bond	426,017	1,439	80,800	6,231	10,941	687	—	526,115

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed the current expenses limitation of that share class or the expenses limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)     each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2)     the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended May 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities:

Fund level	$9,810
Institutional	6,269
Investor A	25,845
Investor A1	3,322
Investor C	2,320
Investor C1	363
Class K	—

On May 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for California Municipal Opportunities are as follows:

	Expiring May 31,
	2019	2020
Fund Level	$2,422	$166,101
Institutional	117,351	101,444
Investor A	30,197	7,210
Investor A1	4,756	8,269
Investor C	23,309	10,578
Investor C1	1,022	599
Class K	—	—

The following fund level and class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities, which were subject to recoupment by the Manager, expired on May 31, 2018:

Fund Level	$174,820
Investor A	28,398
Investor C	21,734

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES:

During the year ended May 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$2,785,129,041	$65,156,100	$153,124,329	$11,463,022,827
Sales	2,089,365,125	46,126,615	95,282,977	8,088,191,459

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization and accretion methods on fixed-income securities, non-deductible expenses, the expiration of capital loss carryforwards, and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Paid-in capital	$(14,516)	$(274,879)	$(6,943,396)	(14,516)
Undistributed net investment income	(45,631)	14,516	6,557	3,127
Accumulated net realized gain	60,147	260,363	6,936,839	11,389

The tax character of distributions paid was as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax-exempt income
05/31/18	$38,425,769	$9,844,996	$19,323,048	$146,873,706
05/31/17	30,738,888	9,671,844	18,251,141	113,649,722
Ordinary income
05/31/18	2,859,682	50,119	35,924	13,621,821
05/31/17	1,566,227	393	—	56,961,537
Long-term capital gains
05/31/18	5,208,602	—	—	—
05/31/17	—	—	—	15,197,414

Total
05/31/18	$46,494,053	$9,895,115	$19,358,972	$160,495,527

05/31/17	$32,305,115	$9,672,237	$18,251,141	$185,808,673

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Undistributed tax-exempt income	$—	$880,965	$—	$—
Undistributed ordinary income	11,115,503	6,754	1,963	547,177
Undistributed long-term capital gains	14,316,368	—	—	59,742,550
Capital loss carryforwards	—	(2,827,160)	(12,153,668)	—
Net unrealized gains(a)	30,463,408	14,531,768	19,266,390	81,097,476

	$55,895,279	$12,592,327	$7,114,685	$141,387,203

(a)	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts and the treatment of residual interests in TOB Trusts.

As of May 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	New Jersey Municipal Bond	Pennsylvania Municipal Bond
No expiration date(a)	$2,583,403	$11,432,887
2019	243,757	720,781

	$2,827,160	$12,153,668

(a)	Must be utilized prior to losses subject to expiration.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the year ended May 31, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount utilized	$11,263,629	$1,862,000	$1,052,010

As of May 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$2,042,855,628	$267,695,015	$495,436,811	$7,574,685,799

Gross unrealized appreciation	$46,890,143	$15,849,407	$21,604,873	$133,244,867
Gross unrealized depreciation	(16,247,793)	(1,308,628)	(2,228,906)	(50,152,186)

Net unrealized appreciation	$30,642,350	$14,540,779	$19,375,967	$83,092,681

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

Each Trust, on behalf of its Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, California Municipal Opportunities invested a significant portion of its assets in securities in the country, city, special district and school district sector. New Jersey Municipal Bond and Strategic Municipal Opportunities invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/18		Year Ended 05/31/17
BlackRock California Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	62,704,887	$795,369,501	28,865,057	$360,325,567
Shares issued in reinvestment of distributions	1,712,582	21,717,935	969,524	12,127,996
Shares redeemed	(19,709,216)	(249,993,714)	(20,169,028)	(249,297,882)

Net increase	44,708,253	$567,093,722	9,665,553	$123,155,681

Investor A
Shares sold	23,708,717	$300,459,601	18,621,482	$233,737,891
Shares issued in reinvestment of distributions	1,017,860	12,895,140	779,981	9,740,842
Shares redeemed	(10,047,996)	(127,293,969)	(13,188,294)	(163,427,704)

Net increase	14,678,581	$186,060,772	6,213,169	$80,051,029

Investor A1
Shares sold	6,682	$85,173	6,001	$73,252
Shares issued in reinvestment of distributions	158,985	2,014,908	172,143	2,153,624
Shares redeemed	(882,640)	(11,202,856)	(1,138,922)	(14,160,503)

Net decrease	(716,973)	$(9,102,775)	(960,778)	$(11,933,627)

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 05/31/18		Year Ended 05/31/17
BlackRock California Municipal Opportunities Fund (continued)	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,785,365	$35,314,252	3,183,343	$40,199,173
Shares issued in reinvestment of distributions	164,405	2,084,839	151,650	1,894,300
Shares redeemed	(2,199,443)	(27,882,829)	(2,537,054)	(31,561,277)

Net increase	750,327	$9,516,262	797,939	$10,532,196

Investor C1
Shares sold	3	$43	8,732	$104,651
Shares issued in reinvestment of distributions	4,988	63,236	14,134	176,672
Shares redeemed	(29,918)	(378,853)	(996,564)	(12,508,061)

Net decrease	(24,927)	$(315,574)	(973,698)	$(12,226,738)

	Period from 01/25/18 (a) to 05/31/18
Class K
Shares sold	2,886,027	$36,762,023	—	$—
Shares issued in reinvestment of distributions	4,983	63,455	—	—
Shares redeemed	(35,782)	(455,002)	—	—

Net increase	2,855,228	$36,370,476	—	$—

Total Net Increase	62,250,489	$789,622,883	14,742,185	$189,578,541

	Year Ended 05/31/18		Year Ended 05/31/17
BlackRock New Jersey Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,986,027	$33,221,276	3,012,071	$33,234,227
Shares issued in reinvestment of distributions	263,189	2,913,995	197,465	2,192,733
Shares redeemed	(2,231,251)	(24,676,792)	(2,280,358)	(25,141,264)

Net increase	1,017,965	$11,458,479	929,178	$10,285,696

Service
Shares sold	64,813	$723,671	20,710	$233,529
Shares issued in reinvestment of distributions	21,946	243,003	21,240	236,298
Shares redeemed	(237,786)	(2,635,790)	(97,979)	(1,080,214)

Net decrease	(151,027)	$(1,669,116)	(56,029)	$(610,387)

Investor A
Shares sold	1,690,680	$18,817,701	2,793,384	$31,242,740
Shares issued in reinvestment of distributions	215,836	2,392,225	221,928	2,469,516
Shares redeemed	(2,386,935)	(26,536,296)	(3,098,603)	(33,929,659)

Net decrease	(480,419)	$(5,326,370)	(83,291)	$(217,403)

Investor A1
Shares sold	5,619	$62,731	180	$1,878
Shares issued in reinvestment of distributions	42,546	471,430	48,363	538,571
Shares redeemed	(242,642)	(2,686,771)	(287,936)	(3,165,455)

Net decrease	(194,477)	$(2,152,610)	(239,393)	$(2,625,006)

Investor C
Shares sold	600,631	$6,658,287	593,796	$6,679,875
Shares issued in reinvestment of distributions	57,477	636,275	59,687	663,097
Shares redeemed	(635,629)	(7,060,246)	(712,626)	(7,835,613)

Net increase (decrease)	22,479	$234,316	(59,143)	$(492,641)

Investor C1
Shares sold	2	$18	155	$2,876
Shares issued in reinvestment of distributions	3,714	41,116	11,744	130,630
Shares redeemed	(8,454)	(93,933)	(571,780)	(6,315,261)

Net decrease	(4,738)	$(52,799)	(559,881)	$(6,181,755)

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

	Period from 01/25/18 (a) 05/31/18		Year Ended 05/31/17
BlackRock New Jersey Municipal Bond Fund (continued)	Shares	Amount	Shares	Amount
Class K
Shares sold	167,712	$1,842,979	—	$—
Shares issued in reinvestment of distributions	1,109	12,192	—	—
Shares redeemed	(8,042)	(88,544)	—	—

Net increase	160,779	$1,766,627	—	$—

Total Net Increase (Decrease)	370,562	$4,258,527	(68,559)	$158,504

	Year Ended 05/31/18		Year Ended 05/31/17
BlackRock Pennsylvania Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,292,937	$114,183,689	4,017,028	$45,084,560
Shares issued in reinvestment of distributions	385,158	4,259,533	272,091	3,070,811
Shares redeemed	(4,864,889)	(53,782,174)	(5,914,920)	(65,885,863)

Net increase (decrease)	5,813,206	$64,661,048	(1,625,801)	$(17,730,492)

Service
Shares sold	64,724	$715,640	41,299	$457,434
Shares issued in reinvestment of distributions	5,211	57,766	4,134	46,635
Shares redeemed	(34,872)	(387,104)	(23,214)	(259,749)

Net increase	35,063	$386,302	22,219	$244,320

Investor A
Shares sold	2,832,504	$31,578,196	6,710,766	$75,384,448
Shares issued in reinvestment of distributions	352,373	3,913,032	296,914	3,349,694
Shares redeemed	(5,853,729)	(65,335,757)	(3,062,192)	(34,145,560)

Net increase (decrease)	(2,668,852)	$(29,844,529)	3,945,488	$44,588,582

Investor A1
Shares sold	1,145	$12,791	3,664	$40,444
Shares issued in reinvestment of distributions	26,510	294,145	29,253	330,484
Shares redeemed	(136,134)	(1,510,949)	(54,955)	(620,597)

Net decrease	(108,479)	$(1,204,013)	(22,038)	$(249,669)

Investor C
Shares sold	398,592	$4,438,550	596,572	$6,784,307
Shares issued in reinvestment of distributions	83,407	924,849	84,893	957,825
Shares redeemed	(540,400)	(5,993,761)	(651,782)	(7,288,612)

Net increase (decrease)	(58,401)	$(630,362)	29,683	$453,520

Investor C1
Shares sold	—	$5	1	$(623)
Shares issued in reinvestment of distributions	4,873	53,973	9,031	101,894
Shares redeemed	(1,488)	(16,603)	(259,499)	(2,907,536)

Net increase (decrease)	3,385	$37,375	(250,467)	$(2,806,265)

	Period from 01/25/18 (a) to 05/31/18
Class K
Shares sold	229,838	$2,514,155	—	$—
Shares issued in reinvestment of distributions	1,637	17,912	—	—
Shares redeemed	(4,841)	(52,889)	—	—

Net increase	226,634	$2,479,178	—	$—

Total Net Increase	3,242,556	$35,884,999	2,099,084	$24,499,996

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 05/31/18		Year Ended 05/31/17
BlackRock Strategic Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	246,959,050	$2,883,901,310	151,651,863	$1,746,026,913
Shares issued in reinvestment of distributions	7,736,733	90,194,483	8,300,347	95,202,034
Shares redeemed	(65,457,559)	(763,801,344)	(127,480,304)	(1,447,116,250)

Net increase	189,238,224	$2,210,294,449	32,471,906	$394,112,697

Investor A
Shares sold	50,862,911	$593,342,404	44,596,115	$515,978,173
Shares issued in reinvestment of distributions	2,491,600	29,024,685	3,421,509	39,205,471
Shares redeemed	(21,362,682)	(249,126,409)	(51,565,269)	(587,198,317)

Net increase (decrease)	31,991,829	$373,240,680	(3,547,645)	$(32,014,673)

Investor A1
Shares sold	1,629	$19,104	16	$189
Shares issued in reinvestment of distributions	43,179	502,806	69,316	794,778
Shares redeemed	(210,354)	(2,452,599)	(254,520)	(2,927,015)

Net decrease	(165,546)	$(1,930,689)	(185,188)	$(2,132,048)

Investor C
Shares sold	5,485,639	$64,003,026	6,081,454	$70,927,867
Shares issued in reinvestment of distributions	360,679	4,202,630	636,732	7,284,795
Shares redeemed	(4,722,846)	(55,051,676)	(7,221,094)	(82,564,968)

Net increase (decrease)	1,123,472	$13,153,980	(502,908)	$(4,352,306)

	Period from 01/25/18 (a) to 05/31/18
Class K
Shares sold	5,591,102	$65,377,205	—	$—
Shares issued in reinvestment of distributions	19,055	222,912	—	—
Shares redeemed	(165,423)	(1,933,722)	—	—

Net increase	5,444,734	$63,666,395	—	$—

Total Net Increase	227,632,713	$2,658,424,815	28,236,165	$355,613,670

(a)	Commencement of operations.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	99

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund, and the Boards of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, and BlackRock Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust (the “Funds”), including the schedules of investments, as of May 31, 2018, the related statements of operations for the year then ended, the statement of cash flows for BlackRock Pennsylvania Municipal Bond Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, and the results of their operations and BlackRock Pennsylvania Municipal Bond Fund’s cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended May 31, 2018 the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents(a)	June 2017 — December 2017	100.00%	100.00%	100.00%	100.00%
	January 2018 — May 2018	100.00	—	—	100.00

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, California Municipal Opportunities Fund distributed long-term capital gains of $0.040199 per share to shareholders of record on December 7, 2017.

All other net investment income distributions paid by BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund qualify as tax-exempt interest dividends for federal income tax purposes.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Board of Trustees of the Trusts are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of any Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	101

Disclosure of Investment Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, for the Strategic Municipal Opportunities Fund, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the first, second and first quartiles, respectively, against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the first quartile against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the first quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Strategic Municipal Opportunities Fund.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the California Municipal Opportunities Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Opportunities Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the California Municipal Opportunities Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on December 29, 2017.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on December 29, 2017.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Strategic Municipal Opportunities Fund. BlackRock believes that the supplemental peer group is an appropriate expense comparison for the Strategic Municipal Opportunities Fund. The Board noted that the Strategic Municipal Opportunities Fund’s actual management fee and total expense ratio each ranked in the first quartile, relative to the supplemental peer group. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Strategic Municipal Opportunities Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	103

Disclosure of Investment Advisory Agreements  (continued)

D. Economies of Scale The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Trust, on behalf of its respective Fund(s) for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 97 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016; Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML, Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	27 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 97 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 97 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 97 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
John F. O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 97 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	127 RICs consisting of 313 Portfolios	None

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Trustee and President (Since 2015) and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 313 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 411-7762.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trusts.

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	109

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Notes
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ETF	Exchange-Traded Fund
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
OTC	Over-the-Counter
PSF	Permanent School Fund
RB	Revenue Bonds
S&P	S&P Global Ratings
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
SPDR	Standard & Poor’s Depository Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	111

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-5/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Bond Fund	$31,620	$30,396	$0	$0	$13,500	$12,852	$0	$0
BlackRock Pennsylvania Municipal Bond Fund	$29,784	$28,560	$0	$0	$13,500	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Bond Fund	$13,500	$12,852
BlackRock Pennsylvania Municipal Bond Fund	$13,500	$12,852

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Multi-State Municipal Series Trust

Date: August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Multi-State Municipal Series Trust

Date: August 3, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Multi-State Municipal Series Trust

Date: August 3, 2018